1933 Act File No. 002-73024

1940 Act File No. 811-03213

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2013

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 159	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 160	☒

(Check appropriate box or boxes)

NATIONWIDE VARIABLE INSURANCE TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1000 CONTINENTAL DRIVE, SUITE 400

KING OF PRUSSIA, PENNSYLVANIA 19406

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

Registrant’s Telephone Number, including Area Code: (610) 230-1300

Send Copies of Communications to:
ALLAN J. OSTER, ESQ.	BARBARA A. NUGENT, ESQ.
1000 CONTINENTAL DRIVE, SUITE 400	STRADLEY RONON STEVENS & YOUNG, LLP
KING OF PRUSSIA, PENNSYLVANIA 19406	2600 ONE COMMERCE SQUARE
(NAME AND ADDRESS OF AGENT FOR SERVICE)	PHILADELPHIA, PENNSYLVANIA 19103

It is proposed that this filing will become effective: (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on [date] pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

Nationwide Variable Insurance Trust

Prospectus  May 1, 2013

Fund and Class
NVIT CardinalSM Managed Growth Fund Class II
NVIT CardinalSM Managed Growth & Income Fund Class II
NVIT Investor Destinations Managed Growth Fund Class II
NVIT Investor Destinations Managed Growth & Income Fund Class II

The Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this Prospectus is complete or accurate. To state otherwise is a crime.

www.nationwide.com/mutualfundsnvit

THIS PAGE INTENTIONALLY LEFT BLANK.

2	Fund Summaries
NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

18	How the Funds Invest
Principal Investment Strategies
Core Sleeves
Volatility Overlays
NVIT CardinalSM Managed Growth Fund and NVIT Investor Destinations Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund and NVIT Investor Destinations Managed Growth & Income Fund
About Asset Classes
The Underlying Funds
Target Allocations

23	Risks of Investing in the Funds

28	Fund Management

30	Investing with Nationwide Funds
Who Can Buy Shares of the Managed Series Funds
Purchase Price
Fair Value Pricing
Selling Shares
Restrictions on Sales
Excessive or Short-Term Trading
Monitoring of Trading Activity
Restrictions on Transactions
Distribution and Services Plans
Revenue Sharing
Additional Information about Fees and Expenses

34	Distributions and Taxes

35	Financial Highlights

39	Appendix
Additional Information about the Underlying Funds

1

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH FUND

Objective

Consistent with preservation of capital, the NVIT CardinalSM Managed Growth Fund (“Cardinal Managed Growth Fund” or the “Fund”) seeks growth primarily and investment income secondarily.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses[1]	0.60%
Total Annual Fund Operating Expenses	1.34%
Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.32%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.02%

1	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting annual fund operating expenses to 0.07% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses, and certain other expenses) until at least April 30, 2014. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 32 of this Prospectus.

3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2014.

2

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$104	$393

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund consists of two main components. First, a majority of its portfolio (approximately 95% as of the date of this Prospectus), referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund (approximately 5% as of the date of this Prospectus), referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits.

The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Core Sleeve allocates approximately 60% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 40% of its net assets to bonds.

Although the amount of the Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of this Prospectus, this amount may fluctuate within a general range of 90% — 100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% — 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of this Prospectus. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.

The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.

Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s

3

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH FUND (cont.)

investment in the Underlying Funds. BlackRock Investment Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay, including the fixed-income securities it holds. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund; provided, however, that any such adjustment will be made in the sole judgment of NFA.

Although the Fund seeks to provide diversification across major asset classes, the Fund is non-diversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment. In addition, guaranteed benefit features may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. If the annuity contract you purchased does not include a benefits rider, or if you choose to purchase an annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the

Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in

4

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH FUND (cont.)

full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – mortgage- and asset-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Calvin Lee	Director, BlackRock	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

5

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH & INCOME FUND

Objective

The NVIT CardinalSM Managed Growth & Income Fund (“Cardinal Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.22%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses[1]	0.57%
Total Annual Fund Operating Expenses	1.31%
Amount of Fee Waiver/Expense Reimbursement[2,3]	(0.29%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.02%

1	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.10% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until at least April 30, 2014. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 32 of this Prospectus.

3	The Trust and Nationwide Fund Distributors LLC have entered into a written contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class II shares until April 30, 2014.

6

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH & INCOME FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$104	$387

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund consists of two main components. First, a majority of its portfolio (approximately 95% as of the date of this Prospectus), referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of the Fund (approximately 5% as of the date of this Prospectus), referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits.

The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and asset-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Core Sleeve allocates approximately 50% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 50% of its net assets to bonds.

Although the amount of the Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of this Prospectus, this amount may fluctuate within a general range of 90% -- 100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% – 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of this Prospectus. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.

The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.

Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s

7

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH & INCOME FUND (cont.)

investment in the Underlying Funds. BlackRock Investment Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay, including the fixed-income securities it holds. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund; provided, however, that any such adjustment will be made in the sole judgment of NFA.

Although the Fund seeks to provide diversification across major asset classes, the Fund is non-diversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment. In addition, guaranteed benefit features may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. If the annuity contract you purchased does not include a benefits rider, or if you choose to purchase an annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying

Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage- and asset-backed securities risk – mortgage- and asset-backed securities are generally subject to the same types

8

FUND SUMMARY: NVIT CARDINALSM MANAGED GROWTH & INCOME FUND (cont.)

of risk that apply to other fixed-income securities, such as interest rate risk, credit risk and prepayment and call risk. Mortgage-backed securities are also subject to extension risk. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of the shares issued by these Underlying Funds may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Calvin Lee	Director, BlackRock	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

9

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND

Objective

Consistent with preservation of capital, the NVIT Investor Destinations Managed Growth Fund (“Investor Destinations Managed Growth Fund” or the “Fund”) seeks growth primarily and investment income secondarily.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses[1]	0.25%
Total Annual Fund Operating Expenses	0.92%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%

1	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.16% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until at least April 30, 2014. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 32 of this Prospectus.

10

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$83	$282

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund consists of two main components. First, a majority of its portfolio (approximately 95% as of the date of this Prospectus), referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Core Sleeve also invests in certain Underlying Funds that are not index funds. The remainder of the Fund (approximately 5% as of the date of this Prospectus), referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits.

The Fund’s Core Sleeve seeks growth primarily and investment income secondarily by investing a majority of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. It also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Core Sleeve allocates approximately 60% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 40% of its net assets to bonds.

Although the amount of the Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of this Prospectus, this amount may fluctuate within a general range of 90% – 100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% – 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of this Prospectus. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.

The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 60% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity

11

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND (cont.)

exposure within a general range of 0% to 80%, depending on market conditions.

Nationwide Fund Advisors (“NFA”)is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. BlackRock Investment Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay, including the fixed-income securities it holds. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund; provided, however, that any such adjustment will be made in the sole judgment of NFA.

Although the Fund seeks to provide diversification across major asset classes, the Fund is non-diversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment. In addition, guaranteed benefit features may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. If the annuity contract you purchased does not include a benefits rider, or if you choose to purchase an annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life, an affiliate of the investment adviser, also earns fees.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause

12

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND (cont.)

the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk and credit risk, and are subject to prepayment and call risk and extension risk. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Calvin Lee	Director, BlackRock	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

13

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND

Objective

The NVIT Investor Destinations Managed Growth & Income Fund (“Investor Destinations Managed Growth & Income Fund” or the “Fund”) seeks a high level of total return through investment in both equity and fixed-income securities, consistent with preservation of capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses[1]	0.27%
Acquired Fund Fees and Expenses[1]	0.26%
Total Annual Fund Operating Expenses	0.93%
Amount of Fee Waiver/Expense Reimbursement[2]	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%

1	“Other Expenses” and “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

2	Nationwide Variable Insurance Trust (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.15% (excluding Rule 12b-1 fees, administrative services fees, acquired fund fees and expenses and certain other expenses) until at least April 30, 2014. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees of the Trust. The Trust is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses. More information about administrative services fees can be found in “Investing with Nationwide Funds” on page 32 of this Prospectus.

14

FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND (cont.)

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class II shares	$83	$284

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. No portfolio turnover rate is disclosed as the Fund has not commenced operations as of the date of this Prospectus.

Principal Investment Strategies

The Fund consists of two main components. First, a majority of its portfolio (approximately 95% as of the date of this Prospectus), referred to herein as the “Core Sleeve,” operates as a “fund-of-funds” that invests in mutual funds offered by Nationwide Variable Insurance Trust (each, an “Underlying Fund” or collectively, “Underlying Funds”) and a fixed interest contract issued by Nationwide Life Insurance Company (“Nationwide Contract”). Each Underlying Fund invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. Most Underlying Funds are index funds, which means they seek to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. The Core Sleeve also invests in certain Underlying Funds that are not index funds. The remainder of the Fund (approximately 5% as of the date of this Prospectus), referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

The level of “volatility” of the Fund’s portfolio reflects the degree to which the value of the Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that the Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that the Fund’s value is not expected to fluctuate so significantly. The Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of the Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits.

The Fund’s Core Sleeve seeks a high level of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of its assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed securities) in order to generate investment income. Consistent with this investment strategy, as of the date of this Prospectus, the Core Sleeve allocates approximately 50% of its net assets to equity securities (including international stocks and smaller company stocks) and approximately 50% of its net assets to bonds.

Although the amount of the Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of this Prospectus, this amount may fluctuate within a general range of 90% – 100% of the Fund’s overall portfolio. Similarly, the amount of the Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% – 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of this Prospectus. The investment adviser generally sells shares of Underlying Funds in order to meet or change target allocations or in response to shareholder redemption activity.

The Volatility Overlay is designed to manage the volatility of the Fund’s portfolio by using stock index futures to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. The Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, the Volatility Overlay will typically seek to decrease the Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by the Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, the Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Fund to leverage. Therefore, even though the Core Sleeve allocates approximately 50% of its assets to equity investments, the Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.

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FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND (cont.)

Nationwide Fund Advisors (“NFA”) is the investment adviser to the Fund and is also responsible for managing the Core Sleeve’s investment in the Underlying Funds. BlackRock Investment Management, LLC, the Fund’s subadviser, is responsible for managing the Volatility Overlay, including the fixed-income securities it holds. The Fund’s volatility management strategy may be adjusted periodically. Any adjustment will likely reflect, among other factors, Nationwide Life’s exposure related to the guaranteed benefits available through its variable annuity contracts and the volatility of the Fund; provided, however, that any such adjustment will be made in the sole judgment of NFA.

Although the Fund seeks to provide diversification across major asset classes, the Fund is non-diversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and may invest a significant portion of its assets in any one Underlying Fund.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Volatility Overlay risk -- there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s managed volatility strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment. In addition, guaranteed benefit features may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. If the annuity contract you purchased does not include a benefits rider, or if you choose to purchase an annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment.

Fund-of-funds risk – there are certain risks associated with a structure whereby the Fund invests primarily in other mutual funds. These risks include that (1) the Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests; (2) the Fund’s investment performance is directly tied to the performance of the Underlying Funds in which it invests. If one or more Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected; (3) the Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. The potential impact of the risks related to an asset class depends on the size of the

Fund’s investment allocation to it; (4) the investment adviser’s evaluations and allocation among asset classes and Underlying Funds may be incorrect; (5) the investment adviser may add or delete Underlying Funds, or alter the Fund’s asset allocation, at its discretion. Changes to the Fund’s Underlying Funds or allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss; and (6) in selecting the Underlying Funds in which the Fund invests, the investment adviser could be subject to a potential conflict of interest, because the investment adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the investment adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life, an affiliate of the investment adviser, also earns fees.

Stock market risk – the Fund could lose value if the individual stocks in which the Underlying Funds invest or overall stock markets in which such stocks trade go down.

Fixed-income securities risk – investments in fixed-income securities, such as bonds or other investments with debt-like characteristics, subject the Fund to interest rate risk, credit risk and prepayment and call risk, which may affect the value of your investment. Interest rate risk is the risk that the value of fixed-income securities will decline when interest rates rise. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Credit risk is the risk that the issuer of a bond may be unable to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perceptions of an issuer’s creditworthiness may also affect the value of a bond. Prepayment and call risk is the risk that certain fixed-income securities will be paid off by the issuer more quickly than anticipated. If this occurs, the Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Leverage risk – leverage risk is a direct risk of investing in the Fund. Derivatives and other transactions that give rise to leverage may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged. Leveraging also may require that the Fund liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The use of leverage may expose the Fund to losses in excess of the amounts invested or borrowed.

Smaller company risk – smaller companies are usually less stable in price and less liquid than larger, more established companies. Smaller companies are more vulnerable than larger companies to adverse business and economic developments and may have more limited resources. Therefore, they generally involve greater risk.

Liquidity risk – when there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Extension risk – when interest rates rise, certain bond obligations, such as mortgage-backed securities, will be paid in full by the issuer more slowly than anticipated. This can cause

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FUND SUMMARY: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND (cont.)

the market value of the security to fall because the market may view its interest rate as low for a longer-term investment.

Mortgage-backed securities risk – mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk and credit risk, and are subject to prepayment and call risk and extension risk. Through its investments in mortgage-backed securities, the Fund or an Underlying Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Derivatives risk – futures contracts, which are derivatives, may be volatile and may involve significant risks. The underlying security, measure or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. When used for hedging purposes, changes in the values of futures contracts may not match or fully offset changes in the values of the hedged portfolio securities, thereby failing to achieve the original purpose for using the futures. Futures contracts also may involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. Some of these derivatives have the potential for unlimited loss, including a loss that may be greater than the amount invested. Certain futures contracts held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivatives may also be more difficult to purchase, sell or value than other instruments.

Short position risk – the Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Index fund risk – an Underlying Fund that seeks to match the performance of an index does not use defensive strategies or attempt to reduce its exposure to poor performing securities. Further, correlation between an Underlying Fund’s performance and that of the index may be negatively affected by the Underlying Fund’s expenses, changes in the composition of the index, and the timing of purchase and redemption of Underlying Fund shares.

Nondiversified fund risk – because the Fund may hold large positions in a small number of Underlying Funds or the Nationwide Contract, an increase or decrease in the value of the interests issued by these investments may have a greater impact on the Fund’s value and total return.

If the value of the Fund’s investments goes down, you may lose money.

Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”)

Subadviser

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2013
Volatility Overlay
Zlatko Martinic	Director, BlackRock	Since 2013
Calvin Lee	Director, BlackRock	Since 2013

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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HOW THE FUNDS INVEST: NVIT MANAGED SERIES FUNDS

Principal Investment Strategies

Each Fund aims to provide different levels of potential growth and investment income at different risk levels through diversification across traditional asset classes – U.S. stocks, international stocks, bonds and money market instruments – while seeking to maintain within acceptable levels the risks that may result from equity market volatility. Each Fund consists of two main components. The Core Sleeve constitutes the majority of a Fund’s portfolio, and operates as a “fund-of-funds” by investing in Underlying Funds offered by Nationwide Variable Insurance Trust. Each Underlying Fund in turn invests directly in equity or fixed-income securities, as appropriate to its investment objective and strategies. The remainder of each Fund consists of the Volatility Overlay, which is a separate portion of assets that invests in short-term fixed-income securities or is held in cash. In an attempt to control the volatility of the Fund’s portfolio, the Fund buys and sells stock index futures, which are derivatives. The Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. The combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if the Fund did not implement the Volatility Overlay.

Volatility – the degree to which the value of a Fund’s portfolio may be expected to rise or fall within a short period of time. A high level of volatility means that a Fund’s value may be expected to increase or decrease significantly over a short period of time. A lower level of volatility means that a Fund’s value is not expected to fluctuate so significantly.

Each Fund is intended to be used primarily in connection with certain guaranteed benefits available through variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and is designed to help reduce a contract owner’s exposure to equity investments when equity markets are more volatile. The purpose of each Fund’s Volatility Overlay is to minimize the costs and risks to Nationwide Life of supporting these guaranteed benefits. Although the reduction of equity exposure during periods of higher volatility is designed to decrease the risk of loss to your investment, it may prevent you from achieving higher investment returns. Further, the Fund’s use of leverage in its strategies may cause the Fund’s performance to be more volatile than if the Fund had not been leveraged.

In selecting a Fund, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances.

Although each Fund seeks to provide diversification across major asset classes, each Fund is nondiversified as to issuers. This means that it holds securities issued by a small number of issuers (i.e., Underlying Funds), and invests a significant portion of its assets in any one Underlying Fund.

Each Fund’s investment objective can be changed without shareholder approval upon 60 days’ written notice to shareholders.

Core Sleeves

Each Fund’s Core Sleeve consists of approximately 95% of its net assets as of the date of this Prospectus, although the Adviser reserves the right to increase or decrease the size of any Fund’s Core Sleeve at its discretion. The Core Sleeves of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund (the “Cardinal Managed Funds”) invest in Underlying Funds that generally pursue an “active” style of management, meaning that their portfolio managers actively make investment decisions and initiate buying and selling of securities with the goal of maximizing investment return. By contrast, the Core Sleeves of the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund (the “Investor Destinations Managed Funds”) invest predominantly in Underlying Funds that are index funds. Index funds employ a “passive” management approach that seeks to match the investment returns of specified stock or bond indexes before the deduction of the Underlying Funds’ expenses. This means that most of the Underlying Funds in which the Investor Destinations Managed Funds invest will buy or sell securities only when their subadvisers believe it necessary in order to match the returns of their respective benchmark indexes, and not based on their economic, financial or market analyses. The Core Sleeve of each Investor Destinations Managed Fund may also invest in a fixed interest contract issued by Nationwide Life.

For each Fund, the Adviser establishes a target allocation among different asset classes appropriate for the particular Fund’s risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Further, the Adviser evaluates how various combinations of these asset classes can best pursue each Fund’s investment objective.

Once the asset allocation is determined, the Adviser selects the Underlying Funds it believes most appropriate to represent the various asset classes. Where more than one Underlying Fund can be used for a single asset class, the Adviser also evaluates which Underlying Fund, or what combination of Underlying Funds, best represents the potential risks and benefits of that asset class. In selecting Underlying Funds, the Adviser considers a variety of factors in the context of current economic and market conditions, including each Underlying Fund’s investment strategies, risk profile and historical performance.

Volatility Overlays

Each Fund’s Volatility Overlay consists of approximately 5% of its net assets as of the date of this Prospectus, although the Adviser reserves the right to increase or decrease the size of any Fund’s Volatility Overlay at its discretion. The Volatility Overlay is designed to manage the volatility of each Fund’s portfolio by

18

HOW THE FUNDS INVEST: NVIT MANAGED SERIES FUNDS (cont.)

using stock index futures dynamically to hedge against stock market risks and/or to increase or decrease the Fund’s overall exposure to equity markets. Each Fund’s Volatility Overlay also invests in short-term fixed-income securities (or Underlying Funds that themselves invest in such securities) or holds cash that may be used to meet margin requirements and other obligations of the Fund’s futures positions and/or to reduce the Fund’s overall equity exposure. When volatility is high, a Volatility Overlay will typically seek to decrease its Fund’s equity exposure by holding fewer stock index futures or by taking short positions in stock index futures. A short sale strategy involves the sale by a Fund of securities it does not own with the expectation of purchasing the same securities at a later date at a lower price. When volatility is low or stock market values are rising, a Volatility Overlay may use stock index futures with the intention of maximizing stock market gains. These strategies may expose the Funds to leverage.

Although the amount of each Fund’s assets allocated to the Core Sleeve is approximately 95% as of the date of this Prospectus, this amount may fluctuate within a general range of 90% - 100% of a Fund’s overall portfolio. Similarly, the amount of each Fund’s assets allocated to the Volatility Overlay may fluctuate within a general range of 0% - 10% in inverse correlation with the Core Sleeve, although this amount is approximately 5% as of the date of this Prospectus.

Cardinal Managed Growth Fund and Investor Destinations Managed Growth Fund

The Core Sleeves of the Cardinal Managed Growth Fund and Investor Destinations Managed Growth Fund seek growth primarily and investment income secondarily by investing a majority of their respective assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies (including smaller companies), that the investment adviser believes offer opportunities for capital growth. Each Core Sleeve also invests to a lesser extent in Underlying Funds that invest in fixed-income securities (including mortgage-backed and/or asset-backed securities) in order to generate investment income. Although each Fund allocates approximately 60% of the Core Sleeve’s assets to equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 80%, depending on market conditions.

Cardinal Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund

The Core Sleeves of the Cardinal Managed Growth & Income Fund and Investor Destinations Managed Growth & Income Fund seek high levels of total return through investments in both equity and fixed-income securities by investing approximately equal amounts of their respective assets in Underlying Funds that invest in equity securities, such as common stocks of U.S. and international companies that the investment adviser believes offer opportunities for capital growth, and fixed-income securities (including mortgage-backed and/or asset-backed securities) in order to generate investment income. Although each Fund allocates approximately 50% of the Core Sleeve’s assets to equity investments, its Volatility Overlay will be used to increase or decrease the Fund’s overall equity exposure within a general range of 0% to 65%, depending on market conditions.

About Asset Classes

An “Asset Class” is a specific category of assets or investments. Examples of asset classes are stocks, bonds, foreign securities and money market instruments. Within each asset class there may be several different types of assets. For example, a “stock” asset class may contain common stocks and/or preferred stocks; large-cap, mid-cap, and/or small-cap stocks; domestic or international stocks; and/or growth or value stocks. Each asset class, and each type of asset within that asset class, offers a different type of potential benefit and risk level. For example, “stock” assets may generally be expected to provide a higher potential growth rate, but may require a longer time horizon and more risk than you would expect from most “bond” assets. By combining the various asset classes, described below, in different percentage combinations, each Fund seeks to provide different levels of potential risk and rewards.

Set forth below are the asset classes in which each Fund invests, as appropriate to its specific investment objective and risk profile:

Large-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Standard & Poor’s (“S&P”) 500® Index, ranging from $1.45 billion to $501.4 billion as of December 31, 2012.

Mid-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell MidCap® Index (Cardinal Managed Funds), ranging from $313 million to $24.9 billion as of December 31, 2012, or in the S&P MidCap 400® Index (Investor Destinations Managed Funds), ranging from $340 million to $12.88 billion as of December 31, 2012.

Small-Cap Stocks – stocks issued by companies that have market capitalizations similar to those of companies included in the Russell 2000® Index, the largest of which was $4.7 billion as of December 31, 2012.

International Stocks – stocks that trade on markets or are issued by companies that are located in, or derive a significant portion of their earnings or revenues from, countries around the world other than the United States. For the Investor Destinations Managed Funds, international stocks are stocks of larger capitalization companies from various industries whose primary trading markets are outside the United States, as represented in the MSCI Europe, Australasia and Far East Index (“MSCI EAFE® Index”). For the Cardinal Managed Funds, international stocks may include both developed market countries as well as emerging market countries, which are developing and low- or middle-income countries as included in the MSCI Emerging Markets® Index. Emerging market countries typically may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

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HOW THE FUNDS INVEST: NVIT MANAGED SERIES FUNDS (cont.)

Bonds – fixed-income and other debt securities that represent an obligation by the issuer to pay a specified rate of interest or income at specified times, such as corporate bonds, bonds issued by a government or its agencies, asset-backed securities or mortgage-backed securities. Bonds may include investment-grade securities (i.e., rated in the four highest rating categories by a nationally recognized statistical rating organization, such as Moody’s, Standard & Poor’s and Fitch), although the Cardinal Managed Funds may invest also in high-yield bonds, which are rated below investment grade. For the Investor Destinations Managed Funds, bonds may also include the Nationwide Contract, an unregistered fixed interest contract issued and guaranteed by Nationwide Life.

Money Market Instruments – high-quality debt instruments, such as commercial paper, notes issued by banks and U.S. government securities that mature in 397 days or less.

The Underlying Funds

Cardinal Managed Funds

Set forth below are the Underlying Funds currently selected to represent the asset classes in which the Cardinal Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or change the Underlying Funds selected without notice to shareholders.

ASSET CLASS	UNDERLYING FUNDS

Large-Cap Stocks	NVIT MULTI-MANAGER LARGE CAP VALUE FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a value style of investing.

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of large-cap companies, using a growth style of investing.

Mid-Cap Stocks	NVIT MULTI-MANAGER MID CAP VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of mid-cap companies, using a value style of investing.

NVIT MULTI-MANAGER MID CAP GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities of mid-cap companies, using a growth style of investing.

ASSET CLASS	UNDERLYING FUNDS

Small-Cap Stocks	NVIT MULTI-MANAGER SMALL CAP VALUE FUND. This Underlying Fund seeks capital appreciation by investing in equity securities of small-cap companies, using a value style of investing.

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND. This Underlying Fund seeks capital growth by investing in equity securities of small-cap companies, using a growth style of investing.

NVIT MULTI-MANAGER SMALL COMPANY FUND. This Underlying Fund seeks long-term growth of capital by investing in equity securities of small-cap companies.

International Stocks

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND. This Underlying Fund seeks long-term capital appreciation by investing in equity securities of companies located in, headquartered in, or whose securities regularly trade on markets outside the United States, using a value style of investing.

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND. This Underlying Fund seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, a number of countries around the world other than the United States, using a growth style of investing.

Bonds

NVIT CORE BOND FUND. This Underlying Fund seeks a high level of current income consistent with preserving capital by investing in fixed-income securities that are investment grade, including corporate bonds, U.S. government securities and mortgage-backed and asset-backed securities.

NVIT CORE PLUS BOND FUND. This Underlying Fund seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities.

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HOW THE FUNDS INVEST: NVIT MANAGED SERIES FUNDS (cont.)

ASSET CLASS	UNDERLYING FUNDS

NVIT SHORT TERM BOND FUND. This Underlying Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing primarily in U.S. government securities, mortgage- and asset-backed securities, commercial paper and corporate bonds that are investment grade.

Money Market Instruments

NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Investor Destinations Managed Funds

Set forth below are the Underlying Funds currently selected to represent the asset classes in which the Investor Destinations Managed Funds’ Core Sleeves invest. The Adviser reserves the right to add, delete or change the Underlying Funds selected without notice to shareholders.

ASSET CLASS	UNDERLYING INVESTMENTS

Large-Cap Stocks	NVIT S&P 500 INDEX FUND. The NVIT S&P 500 Index Fund seeks to track the S&P 500® Index, an index maintained by Standard & Poor’s that includes 500 U.S. large-cap companies.

Mid-Cap Stocks	NVIT MID CAP INDEX FUND. The NVIT Mid Cap Index Fund seeks to track the S&P MidCap 400® Index, an index which includes 400 common stocks issued by U.S. mid-cap companies.

Small-Cap Stocks	NVIT SMALL CAP INDEX FUND. The NVIT Small Cap Index Fund seeks to track the Russell 2000® Index, an index which includes 2000 common stocks issued by U.S. small-cap companies.

International Stocks

NVIT INTERNATIONAL INDEX FUND. The NVIT International Index Fund seeks to track the MSCI Europe, Australasia and Far East Index (MSCI EAFE® Index), an index which includes stocks of companies located, or whose stocks are traded on exchanges, in developed countries overseas.

ASSET CLASS	UNDERLYING INVESTMENTS

Bonds

NVIT BOND INDEX FUND. The NVIT Bond Index Fund seeks to track the Barclays U.S. Aggregate Bond Index, an index which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

NATIONWIDE CONTRACT. The Nationwide Contract is an unregistered fixed interest contract with a stable principal value issued and guaranteed as to interest rate and principal by Nationwide Life Insurance Company.

NVIT ENHANCED INCOME FUND. The NVIT Enhanced Income Fund seeks to provide a high level of current income while preserving capital and minimizing market fluctuations in an investor’s account value by investing in high-grade debt securities.

NVIT SHORT TERM BOND FUND. This Underlying Fund seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing primarily in U.S. government securities, mortgage- and asset-backed securities, commercial paper and corporate bonds that are investment grade.

Money Market Instruments

NVIT MONEY MARKET FUND. The NVIT Money Market Fund seeks as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in money market obligations.

Please see the Appendix for additional information about each of the Underlying Funds in which the Funds currently invest.

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HOW THE FUNDS INVEST: NVIT MANAGED SERIES FUNDS (cont.)

Nationwide Fund Advisors (the “Adviser”) establishes a target allocation among different asset classes appropriate for each Fund’s Core Sleeve risk profile and individual strategies. The Adviser bases this decision on the expected return potential, the anticipated risks and the volatility of each asset class. Within each target asset class allocation, the Adviser selects the Underlying Funds, and the percentage of the Fund’s Core Sleeve assets that will be allocated to each such Underlying Fund.

The allocations shown in the table below are the target allocations for each Fund’s Core Sleeve as of the date of this Prospectus, stated as the percentage of a Core Sleeve’s net assets, plus or minus 5%. However, due to market value fluctuations or other factors, actual allocations may vary over short periods of time. In addition, the asset class allocation targets themselves may change over time in order for each Core Sleeve to meet its Fund’s respective objective or as economic and/or market conditions warrant.

Investors should be aware that the Adviser applies a long-term investment horizon with respect to each Core Sleeve, and therefore, allocation changes may not be made in response to short-term market conditions. The Adviser reserves the right to add or delete asset classes or to change the target allocations at any time and without notice. Each Fund may also invest in other mutual funds not identified in the Appendix, including unaffiliated mutual funds, that are chosen either to complement or replace the Underlying Funds.

ASSET CLASSES	CORE SLEEVE TARGET ALLOCATIONS
	Cardinal Managed Growth Fund	Investor Destinations Managed Growth Fund	Cardinal Managed Growth & Income Fund	Investor Destinations Managed Growth & Income Fund

U.S. STOCKS
U.S. Large Cap[1]	29%	29%	25%	25%
U.S. Mid Cap[2]	10%	10%	8%	8%
U.S. Small Cap[3]	5%	5%	4%	4%

INTERNATIONAL STOCKS	16%	16%	13%	13%

BONDS	40%	40%	50%	50%

TOTAL CORE SLEEVE ALLOCATION	100%	100%	100%	100%

[1]	“U.S. Large Cap” generally includes stocks of companies with market capitalizations similar to companies in the Standard & Poor’s 500® Index.

[2]

“U.S. Mid Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell MidCap® Index (Cardinal Managed Funds) and S&P MidCap 400® Index (Investor Destinations Managed Funds).

[3]	“U.S. Small Cap” generally includes stocks of companies with market capitalizations similar to companies in the Russell 2000® Index.

The Adviser is also the investment adviser of each Underlying Fund (except for the Nationwide Contract, as applicable, which is issued and advised by an affiliate of the Adviser). Because an investor is investing indirectly in the Underlying Funds through a Fund’s Core Sleeve, he or she will pay a proportionate share of the applicable expenses of the Underlying Funds (including applicable management, administration and custodian fees), as well as the Fund’s direct expenses. The Underlying Funds will not charge any front-end sales loads, contingent deferred sales charges or Rule 12b-1 fees.

22

RISKS OF INVESTING IN THE FUNDS: NVIT MANAGED SERIES FUNDS

None of the Funds can guarantee that it will achieve its investment objective.

As with any mutual fund, the value of each Fund’s investments—and therefore, the value of each Fund’s shares—may fluctuate, and you may lose money. These changes may occur because of the following risks:

Volatility Overlay risk – there are certain risks associated with the Volatility Overlay. These risks include that: (1) the Volatility Overlay may not be successful in reducing volatility, and may result in losses; (2) the Volatility Overlay’s volatility management strategy may prevent you from achieving higher investment returns that may be available by investing in a comparable mutual fund without a similar volatility reduction strategy, and its use of derivatives will increase the Fund’s expenses; (3) the Fund’s use of leverage in order to maximize stock market gains could result in sudden or magnified losses in value. It therefore is possible that the Volatility Overlay could result in losses that are greater than if the Fund did not include the Volatility Overlay; and (4) if the Volatility Overlay does not successfully reduce the Fund’s investment risks, you may lose some or all of the value of your investment. In addition, guaranteed benefit features may vary, depending on the benefits rider you have selected for your variable annuity contract. The protections provided by the benefits rider you have selected may be limited, and may not protect you from all losses. If the annuity contract you purchased does not include a benefits rider, or if you choose to purchase an annuity contract but do not select a benefits rider, your investment will not be protected and you may lose some or all of the value of your investment.

Risks Associated with a Fund-of-Funds Structure

Fund-of-funds risk – there are certain risks associated with a structure whereby a Fund, via its Core Sleeve, invests primarily in other mutual funds. These risks include the following:

—

Underlying Fund Expenses: because each Fund owns shares of the Underlying Funds, shareholders of a Fund will indirectly pay a proportional share of the fees and expenses, including applicable management, administration and custodian fees, of the Underlying Funds in which the Fund invests.

—

Performance: each Fund’s investment performance is directly tied to the performance of the Underlying Funds in which its Core Sleeve invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that any Fund or Underlying Fund will achieve its investment objective.

—

Asset Allocation: each Fund is subject to different levels and combinations of risk based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be affected to varying degrees by stock and bond market risks, among others. The potential impact of the risks related to an asset class depends on the size of the Fund’s investment allocation to it.

—	Strategy: there is the risk that the Adviser’s evaluations and allocation among asset classes and Underlying Funds, as well as allocation between a Fund’s Core Sleeve and its Volatility Overlay, may be incorrect. Further, the Adviser may add or delete Underlying Funds, or alter a Fund’s asset allocation at its discretion. A material change in the Underlying Funds selected or in asset allocation (or the lack thereof) could affect both the level of risk and the potential for gain or loss.

—

Conflict of Interest: in selecting the Underlying Funds in which the Fund invests, the Adviser could be subject to a potential conflict of interest, because the Adviser is also the investment adviser to most, if not all, of the Underlying Funds, and the advisory fees paid to the Adviser by the Underlying Funds typically are higher than the advisory fees paid by the Fund. To the extent that the Fund invests in the Nationwide Contract, Nationwide Life, an affiliate of the Adviser, also earns fees.

Nondiversified fund risk – Because each Fund may hold large positions in a small number of Underlying Funds (or the Nationwide Contract, as applicable), an increase or decrease in the value of the shares or interests issued by these vehicles may have a greater impact on each Fund’s value and total return. The Nationwide Contract has a stable principal value and pays a fixed rate of interest to each Fund that holds the contract. Both the principal and a minimum rate of interest are guaranteed by Nationwide Life regardless of market conditions. However, if Nationwide Life becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Risks Associated with U.S. and International Stocks

Stock market risk – refers to the possibility that a Fund could lose value if the individual equity securities in which the Fund or an Underlying Fund has invested, the overall stock markets in which those stocks trade and/or stock index futures in which the Fund invests decline in price. Individual stocks and overall stock markets may experience short-term volatility (price fluctuation) as well as extended periods of decline or little growth. Individual stocks are affected by many factors, including:

—	corporate earnings;
—	production;
—	management;
—	sales and
—	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small- or large-cap stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Smaller company risk – to the extent a Fund has investment exposure to stocks of small- and mid-cap companies, it may be

23

RISKS OF INVESTING IN THE FUNDS: NVIT MANAGED SERIES FUNDS (cont.)

subject to increased risk. Investments in medium-sized and smaller, newer companies may involve greater risk than investments in larger, more established companies because the stocks of mid-cap and small-cap companies are usually less stable in price and less liquid.

Risks Associated with Fixed-Income Securities (Bonds and Money Market Instruments)

Interest rate and inflation risk – increases in interest rates may decrease the value of debt securities held by a Fund or an Underlying Fund. In general, prices of fixed-income securities decline when interest rates rise and increase when interest rates fall. Typically, the longer the maturity of a debt security, the more sensitive the debt security’s price will be to interest rate changes. Inflation risk is the risk to investments caused by market expectations of higher prices for goods and services. Inflationary expectations are generally associated with higher interest rates and, accordingly, higher yields and lower prices on fixed-rate debt securities. Because inflation reduces the purchasing power of income produced by existing fixed-rate debt securities, such as bonds and notes, the prices at which these securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by a Fund.

Credit risk – the risk that the issuer of a debt security will not make required interest payments and/or principal repayments when they are due. If an issuer defaults, the Fund may lose money. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s credit risk can adversely affect the prices of the securities a Fund or Underlying Fund owns. A corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of an issuer’s securities or credit quality of its bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may reduce significantly the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well. High-yield bonds, which are rated below investment grade, are generally more exposed to credit risk than investment-grade securities.

Credit ratings – “investment-grade” securities are those rated in one of the top four rating categories by nationally recognized statistical rating organizations, such as Moody’s or Standard & Poor’s or unrated securities judged by a Fund’s or Underlying Fund’s subadviser to be of comparable quality. Obligations rated in the fourth-highest rating category by any rating agency are considered medium-grade securities. Medium-grade securities, although considered investment-grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-grade securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities. High-yield bonds (i.e., “junk bonds”) are those that are rated below the fourth highest rating category, and therefore are not considered to be investment-grade. Ratings of securities purchased by a Fund or Underlying Fund generally are determined at the time of their purchase. Any subsequent rating downgrade of a debt obligation will be monitored generally by the Fund or Underlying Fund to consider what action, if any, it should take consistent with its investment objective. There is no requirement that any such securities must be sold if downgraded.

Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Credit ratings do not provide assurance against default or loss of money. For example, rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make scheduled payments on its obligations. If a security has not received a rating, the Fund must rely entirely on the credit assessment of the Fund’s or Underlying Fund’s subadviser.

U.S. government and U.S. government agency securities – neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of government securities. Some of the securities purchased by a Fund or Underlying Fund are issued by the U.S. government, such as Treasury notes, bills and bonds, and Government National Mortgage Association (“GNMA”) pass-through certificates, and are backed by the “full faith and credit” of the U.S. government (the U.S. government has the power to tax its citizens to pay these debts) and may be subject to less credit risk. Securities issued by U.S. government agencies, authorities or instrumentalities, such as the Federal Home Loan Banks, Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”), are neither issued nor guaranteed by the U.S. government. Although FNMA, FHLMC and the Federal Home Loan Banks are chartered by Acts of Congress, their securities are backed only by the credit of the respective instrumentality. Investors should remember that although certain government securities are guaranteed, market price and yield of the securities or net asset value and performance of the Funds are not guaranteed.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, a Fund or Underlying Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the duration of the securities held by a Fund or Underlying Fund and making their prices more sensitive to rate changes and more volatile if the market perceives the securities’ interest rates to be too low for a longer-term investment.

High-yield bonds risk – to the extent a Fund or an Underlying Fund invests in high-yield bonds (commonly known as “junk

24

RISKS OF INVESTING IN THE FUNDS: NVIT MANAGED SERIES FUNDS (cont.)

bonds”) and other lower-rated bonds, the Fund or the Underlying Fund will be subject to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield bonds. A Fund’s or Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

—	greater risk of loss due to default because of the increased likelihood that adverse economic or company-specific events will make the issuer unable to pay interest and/or principal when due;
—	wider price fluctuations due to changing interest rates and/or adverse economic and business developments and
—	greater risk of loss due to declining credit quality.

Asset-backed securities risk – like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of a Fund’s portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Unlike mortgage-backed securities, asset-backed securities may not have the benefit of or be able to enforce any security interest in the related asset.

Mortgage-backed securities risk – these fixed-income securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their loans earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and a Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” Prepayment might also occur due to foreclosures on the underlying mortgage loans. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall if the market perceives the securities’ interest rates to be too low for a longer-term investment. This risk is known as

“extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments to their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exists for all loans.

Risks Associated with International Stocks and Bonds

Foreign securities risk – foreign stocks and bonds may be more volatile, harder to price, and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

—	political and economic instability;
—	the impact of currency exchange rate fluctuations;
—	reduced information about issuers;
—	higher transaction costs;
—	less stringent regulatory and accounting standards and
—	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization, or expropriation of the issuer or foreign deposits (in which the Underlying Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

Regional – adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of an Underlying Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.

25

RISKS OF INVESTING IN THE FUNDS: NVIT MANAGED SERIES FUNDS (cont.)

Foreign custody – an Underlying Fund that invests in foreign securities may hold such securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business, and there may be limited or no regulatory oversight of their operations. The laws of certain countries may put limits on an Underlying Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for an Underlying Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount an Underlying Fund can earn on its investments and typically results in a higher operating expense ratio for an Underlying Fund holding assets outside the United States.

Depositary receipts – investments in foreign securities may be in the form of depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Additional Principal Risks that May Affect the Funds

Leverage – leverage may be created when an investment exposes a Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of a Fund and make such Fund’s share price more volatile, a shareholder’s investment in a Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Derivatives risk – a derivative is a contract or investment the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying security or index. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing a Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

—	the other party to the derivatives contract may fail to fulfill its obligations;
—	their use may reduce liquidity and make the Fund harder to value, especially in declining markets; and
—

when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing the Fund’s opportunities for gains. While futures may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. A Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.

Each Fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (‘‘CEA’’) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Short position risk – a Fund will incur a loss from a short position if the value of the stock index to which a futures contract relates increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. A Fund that engages in a short futures position may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Index fund risk – Underlying Funds that seek to match the performance of an index may not fully replicate their respective indexes and may perform differently from the securities in the index. To minimize this possibility, index funds attempt to be

26

RISKS OF INVESTING IN THE FUNDS: NVIT MANAGED SERIES FUNDS (cont.)

fully invested at all times and generally do not hold a significant portion of their assets in cash. Since index funds generally do not attempt to hedge against market declines, they may fall in value more than other mutual funds in the event of a general market decline. In addition, unlike an index fund, an index has no operating or other expenses. As a result, even though index funds attempt to track their indexes as closely as possible, they will tend to underperform the indexes to some degree over time.

Liquidity risk – the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price. An inability to sell a portfolio position can adversely affect a Fund’s or an Underlying Fund’s value or prevent a Fund or an Underlying Fund from being able to take advantage of other investment opportunities. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will be unable to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions. Funds and Underlying Funds that invest in fixed-income securities, such as mortgage-backed securities, and small- and mid-cap stocks will be especially subject to the risk that during certain periods, the liquidity of particular issuers will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

If the value of a Fund’s investments goes down, you may lose money.

*  *  *  *

Temporary investments – each Fund generally will be fully invested in accordance with its objective and strategies. However, pending investment of cash balances, or if the Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash or money market cash equivalents. The use of temporary investments therefore is not a principal strategy, as it prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

A Fund may invest in or use other types of investments or strategies not shown here that do not represent principal investment strategies or raise principal risks. More information about these non-principal investments, strategies and risks is available in the Funds’ Statement of Additional Information (“SAI”).

Please see the Appendix for additional information about the Underlying Funds in which the Funds currently invest.

Selective Disclosure of Portfolio Holdings

Each Fund posts onto the Trust’s Internet site (www.nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the Internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the Securities and Exchange Commission. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

27

FUND MANAGEMENT

Investment Adviser

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of the Funds’ assets and supervises the daily business affairs of each Fund. Subject to the supervision of the Trust’s Board of Trustees (“Board of Trustees”), NFA also determines the allocation of Fund assets among one or more subadvisers and evaluates and monitors the performance of the subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc.

NFA allocates each Fund’s assets between its Core Sleeve and its Volatility Overlay, and allocates the assets within each Fund’s Core Sleeve according to its target allocations for each asset class and the Underlying Funds. NFA then monitors these allocations, as well as factors that could influence the allocations, such as market and economic conditions. For these services, each Fund pays NFA an annual management fee. This is in addition to the investment advisory fees paid to the Adviser by the Underlying Funds in which the Funds invest.

Subadviser

Subject to the supervision of NFA and the Board of Trustees, a subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Fund’s investment objective and strategies. With regard to the portion of a Fund’s assets allocated to it, the subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities and derivatives. NFA pays the subadviser from the management fee it receives.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”) is located at 1 University Square Dr., Princeton, NJ 08540 and is the Fund’s subadviser. BlackRock is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock is a registered investment adviser and a commodity pool operator and was organized in 1999.

Management Fees

Each Fund pays NFA a management fee based on the Fund’s average daily net assets. The total management fee that can be paid by each Fund, expressed as a percentage of the Fund’s average daily net assets, and not including any applicable fee waivers, is as follows:

Fund	Assets	Fee
NVIT CardinalSM Managed Growth Fund	Up to $1.5 billion	0.22%
	$1.5 billion up to $2 billion	0.21%
	$2 billion and more	0.20%
NVIT CardinalSM Managed Growth & Income Fund	Up to $1.5 billion	0.22%
	$1.5 billion up to $2 billion	0.21%
	$2 billion and more	0.20%
NVIT Investor Destinations Managed Growth Fund	Average daily net assets	0.15%
NVIT Investor Destinations Managed Growth & Income Fund	Average daily net assets	0.15%

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds will be available in the Funds’ semiannual report to shareholders, which will cover the period from inception through June 2013.

Portfolio Management

Nationwide Fund Advisors

Thomas R. Hickey Jr. is the portfolio manager of each Fund’s Core Sleeve and is responsible for the day-to-day management of each Fund’s Core Sleeve in accordance with (1) their respective target asset class allocations and (2) the allocations to each of their respective Underlying Funds. Mr. Hickey joined NFA in April 2001 and is currently Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies.

BlackRock

Zlatko Martinic and Calvin Lee are responsible for the day-to-day management of the Funds.

Mr. Martinic, CFA, Director, is a senior transition manager for BlackRock’s Transition Management team. Mr. Martinic’s service with the firm dates back to 1997, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Martinic was a senior transition manager. Previously, at BGI, he held positions in both operations and portfolio management. Prior to joining BGI, Mr. Martinic held positions at both ING Barings Securities Switzerland and UBS in Switzerland. Mr. Martinic graduated from the Business and Commerce School in Baden, Switzerland.

Mr. Lee, Director, is a transition manager in BlackRock’s Transition Management team. Mr. Lee’s service with the firm dates back to 1996, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was a domestic equity iShare portfolio manager and worked in the data service department. Mr. Lee earned a BA in biology from University of California Davis in 1996.

Additional Information about the Portfolio Managers

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, if any.

28

FUND MANAGEMENT (cont.)

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the SEC for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees but without shareholder approval. If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The exemptive order allows the Funds greater flexibility, enabling them to operate more efficiently.

NFA performs the following oversight and evaluation services to a subadvised Fund, including the following:

—	performing initial due diligence on prospective Fund subadvisers;
—	selecting Fund subadvisers;
—	monitoring subadviser performance, including ongoing analysis and periodic consultations;
—	communicating performance expectations and evaluations to the subadvisers and
—	making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

NFA does not expect to frequently recommend subadviser changes. NFA periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund would obtain favorable results at any given time.

29

INVESTING WITH NATIONWIDE FUNDS

WHO CAN BUY SHARES OF THE FUNDS

Shares of the Funds are currently sold to separate accounts of Nationwide Life Insurance Company and its affiliated life insurance companies (collectively, “Nationwide”) to fund benefits payable under variable life insurance policies and variable annuity contracts (collectively, “variable insurance contracts”) under the Funds’ “Mixed and Shared” Exemptive Order (“Order”). Permitting both variable life insurance separate accounts and variable annuity separate accounts to invest in the same Funds is known as “mixed funding.”

Insurance companies, including Nationwide, that provide additional services entitling them to receive 12b-1 fees may sell Shares of the Funds. Shares of the Funds are not sold to individual investors.

The separate accounts purchase shares of a Fund in accordance with variable account allocation instructions received from owners of the variable insurance contracts. A Fund then uses the proceeds to buy securities for its portfolio.

The Funds are intended to be used primarily in connection with certain living benefit programs under Nationwide variable annuity contracts, including certain “guaranteed minimum withdrawal benefit” programs. Each Fund’s Volatility Overlay is designed to reduce the risks and costs to Nationwide of managing the guarantees offered in connection with these benefit programs. Please check with Nationwide to determine if these Funds are featured with your variable annuity contract. More information about the living benefit programs that feature the Funds may be found in the prospectus of the separate account of your specific variable annuity contract and should be read in conjunction with this Prospectus. Notwithstanding the foregoing, the selection of a living benefits feature is not required. If no living benefits feature is selected, the contract owner should consider whether a different underlying fund option may be a more appropriate investment in light of his or her own circumstances and financial objectives.

The distributor for the Funds is Nationwide Fund Distributors LLC (“NFD” or the “Distributor”).

PURCHASE PRICE

The purchase price of each share of a Fund is its net asset value (“NAV”) next determined after the order is received in good order by the Fund or its agents. No sales charge is imposed on the purchase of a Fund’s shares; however, your variable insurance contract may impose a sales charge. Generally, net assets are based on the market value of the securities and other assets owned by a Fund less its liabilities. The NAV for a class is determined by dividing the total market value of the securities and other assets of a Fund allocable to such class, less the liabilities allocable to that class, by the total number of that class’s outstanding shares.

NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) (“Exchange”) on each day the Exchange is open for trading. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Funds do not calculate NAV on the following days:

—	New Year’s Day
—	Martin Luther King, Jr. Day
—	Presidents’ Day
—	Good Friday
—	Memorial Day
—	Independence Day
—	Labor Day
—	Thanksgiving Day
—	Christmas Day
—	Other days when the Exchange is closed.

To the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

FAIR VALUE PRICING

The Board of Trustees has adopted Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s NAV. Investments in other registered open-end mutual funds are valued based on the NAV for those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Where such Underlying Fund NAVs are either unavailable or are deemed by the Adviser to be unreliable, a Fair Valuation Committee, consisting of employees of the Adviser, meets to determine a manual “fair valuation” in accordance with the Valuation Procedures.

A “significant event” is defined by the Valuation Procedures as an event that materially affects the value of a domestic or foreign security that occurs after the close of the principal market on which such security trades but before the calculation of a Fund’s NAV. Significant events that could affect individual portfolio securities may include corporate actions such as reorganizations, mergers and buy-outs, corporate announcements on earnings, significant litigation, regulatory news such as government approvals and news relating to natural disasters affecting an issuer’s operations. Significant events that could affect a large number of securities in a particular market may include significant market fluctuations, market disruptions or market closings, governmental actions or other developments, or natural disasters or armed conflicts that affect a country or region.

By fair valuing a security whose price may have been affected by significant events or by news after the last market pricing of the security, each Fund attempts to establish a price that it might reasonably expect to receive upon the current sale of that security. The fair value of one or more of the securities in a Fund’s portfolio which is used to determine a Fund’s NAV could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund. Due to the time differences between the closings of the relevant foreign securities

30

INVESTING WITH NATIONWIDE FUNDS (cont.)

exchanges and the time that a Fund’s NAV is calculated, a Fund may fair value its foreign investments more frequently than it does other securities. When fair value prices are utilized, these prices will attempt to reflect the impact of the financial markets’ perceptions and trading activities on a Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. Pursuant to the Valuation Procedures, if, after the close of the foreign securities exchanges, there are movements in relevant indices or other appropriate market indicators that exceed specified thresholds, the values of a Fund’s foreign investments generally will be determined by an independent pricing service using pricing models designed to estimate likely changes in the values of those investments between the times in which the trading in those securities is substantially completed and the close of the NYSE. Fair value pricing of foreign securities may occur on a daily basis. Therefore, the fair values assigned to a Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

These procedures are intended to help ensure that the prices at which a Fund’s shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. In the event a Fund values its securities using the procedures described above, the Fund’s NAV may be higher or lower than would have been the case if the Fund had not used its Valuation Procedures.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions described below. The redemption price is the NAV per share next determined after the order is received in good order by the Fund or its agent. Of course, the value of the shares redeemed may be more or less than their original purchase price depending upon the market value of a Fund’s investments at the time of the redemption.

Because variable insurance contracts may have different provisions with respect to the timing and method of redemptions, variable insurance contract owners should contact their insurance company directly for details concerning these transactions.

RESTRICTIONS ON SALES

Shares of a Fund may not be redeemed or a Fund may delay paying the proceeds from a redemption when the Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists (as determined by the Securities and Exchange Commission (“SEC”)).

If the insurance company issuing the variable insurance contract is willing to provide notice to investors, a Fund may delay forwarding the proceeds of your redemption request for up to 7 days after receipt of such redemption request. Such proceeds may be delayed if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

EXCESSIVE OR SHORT-TERM TRADING

The Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds or redemptions and repurchases of Funds within a short time period) may:

—	disrupt portfolio management strategies;
—	increase brokerage and other transaction costs and
—	negatively impact Fund performance for all variable insurance contract owners indirectly investing in a Fund.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Although the Funds are intended for investors with relatively long time horizons, because the Funds invest in foreign securities, they may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. The Board of Trustees has adopted the following policies with respect to excessive short-term trading in all classes of the Funds, and does not accommodate such excessive short-term trading.

Monitoring of Trading Activity

It is difficult for the Funds to monitor short-term trading because the insurance company separate accounts that invest in the Funds typically aggregate the trades of all of their respective contract holders into a single purchase, redemption or exchange transaction. Additionally, most insurance companies combine all of their contract holders’ investments into a single omnibus account in each Fund. Therefore, the Funds typically cannot identify, and thus cannot successfully prevent, short-term trading by an individual contract holder within that aggregated trade or omnibus account but must rely instead on the insurance company to monitor its individual contract holder trades to identify individual short-term traders.

31

INVESTING WITH NATIONWIDE FUNDS (cont.)

Subject to the limitations described above, each Fund does, however, monitor significant cash flows into and out of the Fund and, when unusual cash flows are identified, will request that the applicable insurance company investigate the activity, inform the Fund whether or not short-term trading by an individual contract holder is occurring and take steps to prevent future short-term trades by such contract holder.

With respect to the Nationwide variable insurance contracts which offer the Funds, Nationwide monitors redemption and repurchase activity, and as a general matter, Nationwide currently limits the number and frequency of trades as set forth in the Nationwide separate account prospectus. Other insurance companies may employ different policies or provide different levels of cooperation in monitoring trading activity and complying with Fund requests.

Restrictions on Transactions

As described above, each insurance company has its own policies and restrictions on short-term trading. Additionally, the terms and restrictions on short-term trading may vary from one variable insurance contract to another even among those contracts issued by the same insurance company. Therefore, contract holders should consult their own variable insurance contract for the specific short-term trading periods and restrictions.

Whenever a Fund is able to identify short-term trades and/or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades which that Fund identifies. As described above, however, the Fund typically requires the assistance of the insurance company to identify such short-term trades and traders. In the event the Fund cannot identify and prevent such trades, these may result in increased costs to all Fund shareholders as described below. When identified, a Fund has sole discretion to:

—	restrict or reject purchases or exchanges that it or its agents believe constitute excessive trading and
—	reject purchases or exchanges that violate a Fund’s excessive trading policies or its exchange limits.

DISTRIBUTION AND SERVICES PLANS

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment over time and may cost you more than paying other types of charges.

Distribution Plan

In addition to expenses that may be imposed by variable insurance contracts, the Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act, which permits the Funds to compensate the Distributor for expenses associated with distributing and selling Class II shares of a Fund and providing shareholder services. Under the Distribution Plan, a Fund pays the Distributor from its Class II shares a fee that is accrued daily and paid monthly. The amount of this fee shall not exceed an annual amount of 0.25% of the average daily net assets of a Fund’s Class II shares. The Distribution Plan may be terminated at any time as to any share class of a Fund, without payment of any penalty, by a vote of a majority of the outstanding voting securities of that share class.

Administrative Services Plan

In addition to 12b-1 fees, shares of the Funds are also subject to fees pursuant to an Administrative Services Plan adopted by the Trust’s Board of Trustees. These fees are paid by a Fund to insurance companies or their affiliates (including those that are affiliated with Nationwide) who provide administrative support services to variable insurance contract holders on behalf of the Funds. Under the Administrative Services Plan, a Fund may pay an insurance company or its affiliates a maximum annual fee of 0.25% for Class II shares; however, many insurance companies do not charge the maximum permitted fee or even a portion thereof.

For the current fiscal year, administrative services fees, expressed as a percentage of the share class’s average daily net assets, for Class II shares of each Fund are anticipated to be 0.15%.

REVENUE SHARING

NFA and/or its affiliates (collectively “Nationwide Funds Group” or “NFG”) often make payments for marketing, promotional or related services provided by:

—	insurance companies that offer subaccounts in the Funds as underlying investment options in variable annuity contracts or
—	broker-dealers and other financial intermediaries that sell variable insurance contracts that include such investment options.

These payments are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the insurance company, broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from NFG’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments or administrative services payments that are paid. Because revenue sharing payments are paid by NFG, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by NFG.

In addition to the revenue sharing payments described above, NFG may offer other incentives to sell variable insurance contract separate accounts in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may

32

INVESTING WITH NATIONWIDE FUNDS (cont.)

also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such incentives may include:

—	the Distributor and other affiliates of NFA;
—	broker-dealers and other financial intermediaries that sell such variable insurance contracts and
—	insurance companies, such as Nationwide, that include shares of the Funds as underlying subaccount options.

Payments may be based on current or past sales of subaccounts investing in shares of the Funds, current or historical assets, or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an insurance company or intermediary or their employees or associated persons to:

—	recommend a particular variable insurance contract or specific subaccounts representing shares of a Fund instead of recommending options offered by competing insurance companies or
—	sell shares of a Fund instead of shares of funds offered by competing fund families.

Notwithstanding the revenue sharing payments described above, NFA and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares, or the inclusion of the Trust’s shares in an insurance contract provided by an insurance affiliate of the broker-dealer, in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of variable insurance contracts that feature subaccounts in the Funds’ shares issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company, affiliates of NFA, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in NFA’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

The insurance company that provides your variable insurance contract may also make similar revenue sharing payments to broker-dealers and other financial intermediaries in order to promote the sale of such insurance contracts. Contact your insurance provider and/or financial intermediary for details about revenue sharing payments it may pay or receive.

ADDITIONAL INFORMATION ABOUT FEES AND EXPENSES

The fees and expenses in the Fees and Expenses table of each Fund Summary are estimated based on each Fund’s projected average annual net assets for the current fiscal year ending

December 31, 2013, since the Funds are new. Such fees and expenses do not reflect any change in expense ratios resulting from a change in assets under management as estimated. A decline in a Fund’s average net assets during the current fiscal year, as a result of market volatility or other factors, could cause a Fund’s expense ratio to be higher than the fees and expenses shown. Significant declines in a Fund’s net assets will increase your Fund’s total expense ratio, likely significantly. A Fund with a higher expense ratio means you could pay more if you buy or hold shares of the Fund. Annualized expense ratios for the six-month period ending June 30, 2013 and the fiscal year ending December 31, 2013 will be available in each Fund’s semiannual report and annual report, respectively, which will be available on www.nationwide.com/mutualfundsnvit.

33

DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to the insurance company separate accounts. Each Fund expects to declare and distribute all of its net investment income, if any, as dividends quarterly. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. Each fund automatically reinvests any capital gains and income dividends in additional shares of the Fund unless the insurance company has requested in writing to receive such dividends and distributions in cash.

Tax Status

Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any income dividends or capital gains distributed by a Fund will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For more information on taxes, please refer to the accompanying prospectus of the annuity or life insurance program through which shares of the Funds are offered.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Funds.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Contract owners should consult their own tax professional about their tax situation.

34

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM MANAGED GROWTH FUND

Financial information is not provided because the Fund did not commence operations as of the date of this Prospectus.

35

FINANCIAL HIGHLIGHTS: NVIT CARDINALSM MANAGED GROWTH & INCOME FUND

Financial information is not provided because the Fund did not commence operations as of the date of this Prospectus.

36

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH FUND

Financial information is not provided because the Fund did not commence operations as of the date of this Prospectus.

37

FINANCIAL HIGHLIGHTS: NVIT INVESTOR DESTINATIONS MANAGED GROWTH & INCOME FUND

Financial information is not provided because the Fund did not commence operations as of the date of this Prospectus.

38

APPENDIX

Additional Information about the Underlying Funds

Following are summary descriptions of the Underlying Funds identified on pages 20-21 of this Prospectus. The descriptions are qualified in their entirety by reference to the prospectus and statement of additional information of each Underlying Fund. The following list of eligible Underlying Funds, as applicable, is subject to change at any time and without notice. In addition, Underlying Funds not identified in this Appendix may also be selected by the Adviser at its discretion. Prospectuses for the Underlying Funds should be referred to for more information.

U.S. Stocks – Large Cap

NVIT MULTI-MANAGER LARGE CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. The Fund also may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER LARGE CAP VALUE FUND seeks long-term capital growth by investing in equity securities of large capitalization companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. The Fund also may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT S&P 500 INDEX FUND seeks long-term capital appreciation by employing a “passive” management, or indexing, approach, designed to match approximately the performance of the S&P 500® Index before the deduction of Fund expenses. The S&P 500® Index includes approximately 500 stocks of large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P 500® Index. The Fund is subject primarily to stock market risk and index fund risk.

U.S. Stocks – Mid Cap

NVIT MID CAP INDEX FUND seeks capital appreciation by employing a “passive” management, or indexing, approach,

designed to match approximately the performance of the S&P MidCap 400® Index before the deduction of Fund expenses. The S&P MidCap 400® Index includes approximately 400 stocks of medium-sized U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies included in the S&P MidCap 400® Index. The Fund is subject primarily to stock market risk, smaller company risk and index fund risk.

NVIT MULTI-MANAGER MID CAP GROWTH FUND seeks long-term capital growth by investing in equity securities of medium-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of mid-sized companies may be more volatile and less liquid than larger company stocks. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER MID CAP VALUE FUND seeks long-term capital appreciation by investing in equity securities of medium-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund may also invest in equity securities of companies that are located outside the United States. The Fund may also emphasize one or more economic sectors. The Fund consists of three portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of mid-sized companies may be more volatile and less liquid than larger company stocks. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

U.S. Stocks – Small Cap

NVIT MULTI-MANAGER SMALL CAP GROWTH FUND seeks capital growth by investing in equity securities of smaller-sized companies, using a growth style of investing. This means that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may also invest in equity securities of small-cap companies that are located outside the United States, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes

39

APPENDIX (cont.)

underperform other equity funds that use different investing styles. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT MULTI-MANAGER SMALL CAP VALUE FUND seeks capital appreciation by investing in equity securities of smaller-sized companies, using a value style of investing. This means that the Fund seeks companies whose stock price may not reflect the company’s intrinsic value. The Fund also invests in stocks that are not well recognized and stocks of special situation companies and turnarounds. The Fund may invest in real estate securities, including real estate investment trusts, and may invest up to 20% of the value of its total assets in equity securities of foreign companies. The Fund may also invest in initial public offerings of small-cap companies. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

NVIT MULTI-MANAGER SMALL COMPANY FUND seeks long-term growth of capital by investing in equity securities of smaller sized companies. The Fund may also invest up to 25% of its total assets in equity securities of small-cap companies that are located outside the United States, including those in emerging market countries, and may invest without limit in initial public offerings of small-cap companies. The Fund consists of four portions managed by different subadvisers. The Fund is subject primarily to stock market risk. Stocks of small-cap companies may be more volatile and less liquid than larger company stocks. The availability of initial public offerings may be limited, and the Fund may not be able to buy any shares, or as many as it would like, at the offering price. Prices of initial public offerings often are subject to greater and more unpredictable price changes than more established stocks. Also, foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT SMALL CAP INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Russell 2000® Index before the deduction of Fund expenses. The Russell 2000® Index is composed of approximately 2,000 common stocks of smaller U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the Russell 2000® Index. The Fund is subject primarily to stock market risk, smaller company risk and index fund risk.

International Stocks

NVIT INTERNATIONAL INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the MSCI EAFE® Index before the deduction of Fund expenses. The MSCI EAFE® Index includes common stocks of larger companies located in Europe, Australia and Asia (including the Far East). Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE® Index. The Fund is subject primarily to stock market risk, foreign securities risk and index fund risk.

NVIT MULTI-MANAGER INTERNATIONAL GROWTH FUND seeks long-term capital growth by investing in equity securities issued by companies that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. The Fund employs a growth style of investing, meaning that the Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The Fund may invest in equity securities of companies of any market capitalization, including small-and mid-cap companies, and also may use currency futures and forward foreign currency exchange contracts in order to hedge against international currency exposure. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a growth investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Stocks of small-cap and mid-cap companies may be more volatile and less liquid than larger company stocks. Derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

NVIT MULTI-MANAGER INTERNATIONAL VALUE FUND seeks long-term capital appreciation by investing in equity securities of companies located in, headquartered in, or whose securities regularly trade on markets outside the United States, using a value style of investing. Some of these countries may be considered to be emerging market countries. Under normal

40

APPENDIX (cont.)

circumstances, the Fund invests in the securities of companies located or traded in at least six different countries, foreign markets or regions other than the United States. The Fund may invest up to 35% of its net assets in companies located or traded in any one of Australia, Canada, France, Japan, Germany or the United Kingdom. The Fund consists of two portions managed by different subadvisers. The Fund is subject primarily to stock market risk, as well as to the risk that over time, a value investing style may go in and out of favor, causing the Fund to sometimes underperform other equity funds that use different investing styles. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Bonds

NATIONWIDE CONTRACT is not a mutual fund but is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (Nationwide). This contract has a stable principal value and pays a fixed rate of interest to each Fund that holds a contract. Nationwide Life calculates the interest rate in the same way it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of the current market conditions. The principal amount is also guaranteed. Nevertheless, Nationwide Life could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract with a lower minimum interest rate, so long as Nationwide Life calculates the rate of interest in the same way it calculates guaranteed interest rates for similar contracts, or not offer any fixed interest contract at all. Further, it is important to note that only the Fund, as the purchaser of the contract, is entitled to the contract’s guarantee. Fund shareholders, as investors in the Fund, are not entitled to the guarantee. Neither the Funds, the Adviser, Nationwide Life nor any of its affiliates guarantees a Fund’s performance or that a Fund will provide a certain level of income. Under certain market conditions, a Fund’s investment in the Nationwide Contract could hamper its performance.

NVIT BOND INDEX FUND employs a “passive” management, or indexing, approach, designed to match approximately the performance of the Barclays U.S. Aggregate Bond Index (“Aggregate Bond Index”) before the deduction of Fund expenses. The Aggregate Bond Index represents a wide spectrum of public, investment-grade, fixed-income securities in the United States, including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed securities. Under normal circumstances, the Fund invests at least 80% of its net assets in a statistically selected sampling of bonds and other fixed-income securities that are included in or correlated with the Aggregate Bond Index. The Fund may engage in active and frequent trading of portfolio securities. The Fund is subject to interest rate, credit and liquidity risk. Mortgage-backed securities may also be subject to prepayment or extension risk. The Fund is also subject to foreign securities risk and index fund risk. A high portfolio turnover rate (i.e., over 100%) can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT CORE BOND FUND seeks a high level of current income consistent with preserving capital by investing at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, and mortgage-backed and asset-backed securities. The Fund may also invest in high yield bonds (i.e., “junk bonds”), as well as foreign corporate and government bonds denominated in U.S. dollars. The Fund seeks to achieve its objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. The Fund is subject to interest rate, liquidity and credit risk. Mortgage-backed and asset-backed securities may also be subject to prepayment or extension risk. High-yield bonds and other lower-rated fixed-income securities are subject to higher risks of loss than are investment grade securities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

NVIT CORE PLUS BOND FUND seeks long-term total return, consistent with reasonable risk, by investing in a diversified portfolio of different types of investment grade fixed-income securities. In contrast to a typical core bond strategy, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed-income securities, including corporate bonds and U.S. government securities. The Fund may also invest in mortgage-backed securities, asset-backed securities, fixed-income securities of issuers located outside the United States, foreign government bonds, and high-yield bonds. Certain securities in which the Fund invests may be subject to delayed delivery. The Fund is subject to interest rate, liquidity and credit risk. Mortgage-backed securities may also be subject to prepayment or extension risk. High-yield bonds and other lower-rated fixed-income securities are subject to higher risks of loss than are investment grade securities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The Fund may engage in active and frequent trading of portfolio securities, which can increase transaction costs and, as a result, adversely impact the Fund’s performance.

NVIT ENHANCED INCOME FUND seeks to provide a high level of current income while preserving capital and minimizing the effect of market fluctuations in share value. Under normal market conditions, the Fund invests primarily in investment-grade corporate bonds issued by U.S. or foreign companies, U.S. government securities, mortgage-backed securities and asset-backed securities. The Fund is managed so that its duration will be between 6 months and one year, and will not exceed two years. The Fund is subject to interest rate, credit and liquidity risk. Mortgage-backed and asset-backed securities may also be subject to prepayment or extension risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

NVIT SHORT TERM BOND FUND seeks to provide a high level of current income while preserving capital and minimizing fluctuations in share value by investing, under normal

41

APPENDIX (cont.)

circumstances, at least 80% of its net assets in a wide variety of investment grade fixed-income securities, such as corporate bonds, U.S. government securities, mortgage-backed and asset-backed securities and commercial paper. These securities may pay interest on either a fixed-rate or variable-rate basis. Up to 10% of the Fund’s net assets also may be invested in high-yield bonds (commonly known as “junk bonds”). In choosing securities, the subadviser attempts to identify securities that, in its opinion, offer the best combination of yield, maturity and relative price performance, based on anticipated changes in interest rates and in the price relationships among various types of fixed-income securities. The Fund is managed so that its average portfolio duration generally will not exceed three years. The Fund is subject to interest rate, credit and liquidity risk. Mortgage-backed and asset-backed securities may also be subject to prepayment or extension risk. High-yield bonds and other lower-rated fixed-income securities are subject to higher risks of loss than are investment grade securities.

Money Market Instruments

NVIT MONEY MARKET FUND seeks as high a level of current income as is consistent with preserving capital and maintaining liquidity. The Fund invests in high-quality money market obligations that mature in 397 days or less. All money market obligations must be denominated in U.S. dollars and be rated in the two highest short-term ratings categories by a nationally recognized statistical rating organization or, if unrated, be of comparable quality. The Fund may invest in floating and variable-rate obligations and other money market mutual funds, and may enter into repurchase agreements. The Fund maintains a dollar-weighted average maturity of no more than 60 days and a weighted average life of no more than 120 days. The Fund is subject primarily to interest rate, credit and liquidity risk. Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the Fund seeks to preserve capital, there can be no guarantee that the Fund will meet its objective or be able to maintain a stable net asset value of $1.00 per share. There is no guarantee that the Fund will provide a certain level of income or that any such income will stay ahead of inflation. Further, the Fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A low interest rate environment may prevent the Fund from providing a positive yield or from paying Fund expenses out of current income without impairing the Fund’s ability to maintain a stable net asset value.

The SAI contains more information on the Fund’s investments and strategies and can be requested using the telephone number on the back of this prospectus.

42

Information from Nationwide Funds

Please read this Prospectus before you invest, and keep it with your records. This Prospectus is intended for use in connection with variable insurance contracts. The following documents – which may be obtained free of charge – contain additional information about the Funds’ investments:

—	Statement of Additional Information (incorporated by reference into this Prospectus)

—	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year)

—	Semiannual Reports

To obtain a document free of charge, to request other information about the Funds, or to make inquires to the Funds, call 800-848-6331, visit www.nationwide.com/mutualfundsnvit or contact your variable insurance provider.

Information from the Securities and Exchange Commission (“SEC”)

You can obtain copies of Fund documents from the SEC (the SEC charges a fee to copy any documents except when accessing Fund documents directly on the SEC’s EDGAR database):

—	on the SEC’s EDGAR database via the Internet at www.sec.gov

—	by electronic request to publicinfo@sec.gov

—	in person at the SEC’s Public Reference Room in Washington, D.C. (call 202-551-8090 for their hours of operation)

—	by mail by sending your request to Securities and Exchange Commission Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.

Nationwide Funds Group

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

The Trust’s Investment Company Act File No.: 811-3213

Nationwide, Nationwide Financial, the Nationwide framemark, Nationwide Funds,

Nationwide Funds Group and On Your Side are service

marks of Nationwide Mutual Insurance Company.

NPR-MVOL (5/13)	© 2013 Nationwide Funds Group. All rights reserved.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013

NATIONWIDE VARIABLE INSURANCE TRUST

NVIT CardinalSM Managed Growth Fund Class II	NVIT Investor Destinations Managed Growth Fund Class II

NVIT CardinalSM Managed Growth & Income Fund Class II	NVIT Investor Destinations Managed Growth & Income Fund Class II

Nationwide Variable Insurance Trust (the “Trust”), a Delaware statutory trust, is a registered open-end, management investment company currently consisting of 59 series as of the date above. This Statement of Additional Information (“SAI”) relates only to the series of the Trust which are listed above (each, a “Fund” and collectively, the “Funds”).

Terms not defined in this SAI have the meanings assigned to them in the Prospectus. The Prospectus may be obtained from Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701, or by calling toll free 1-800-848-6331.

This SAI is not a prospectus but this SAI is incorporated by reference into the Prospectus for the Funds dated May 1, 2013. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with it.

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-03213

GENERAL INFORMATION AND HISTORY

Nationwide Variable Insurance Trust (the “Trust”) is an open-end management investment company organized under the laws of Delaware by an Amended and Restated Agreement and Declaration of Trust, dated October 28, 2004, as amended and restated on June 17, 2009. The Trust currently offers shares in 59 separate series, each with its own investment objective.

The Funds are not diversified funds as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses each Fund’s principal investment strategies, investment techniques and risks. Therefore, you should carefully review a Fund’s Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus.

With respect to the Funds, this SAI uses the term “Fund” to include the underlying mutual funds or other investments (“Underlying Funds”) in which such Funds invest. Please review the discussions in the Prospectus for further information regarding the investment objectives and policies of each Fund, including their respective Underlying Funds.

Each Fund consists of two main components. First, a majority of each Fund’s portfolio, referred to herein as the “Core Sleeve,” operates as a “fund-of-funds,” which means that each Fund’s Core Sleeve invests primarily in other mutual funds. The Prospectus discusses the investment objectives and strategies for the Funds and explains the types of Underlying Funds in which each Fund may invest. Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward. Each Fund’s Core Sleeve allocates its assets among the different Underlying Funds, and each Core Sleeve is permitted to invest in the Nationwide Contract (described in more detail below). The remainder of each Fund, referred to herein as the “Volatility Overlay,” invests in short-term fixed-income securities (or Underlying Funds that invest in such securities) or is held in cash. In an attempt to control the volatility of a Fund’s portfolio, each Fund buys and sells stock index futures, which are derivatives. A Fund’s short-term fixed-income securities and cash may be used to meet margin requirements and other obligations on the Fund’s derivative positions. For each Fund, the combination of the Core Sleeve and the Volatility Overlay is intended to result in a single Fund that is designed to offer traditional long-term asset allocation blended with a strategy that seeks to mitigate risk and manage the Fund’s volatility. The Volatility Overlay may not be successful in reducing volatility, and it is possible that the Volatility Overlay may result in losses greater than if a Fund did not implement the Volatility Overlay.

The following is a list of the mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) that the Funds may currently invest in. The Funds may also invest in unaffiliated funds. This list may be updated from time to time. Nationwide Fund Advisors (“NFA” or the “Adviser”) has employed a subadviser(s) for each Underlying Fund listed below. Each of the Underlying Funds is described in its respective prospectus.

•	NVIT Bond Index Fund

•	NVIT Core Bond Fund

•	NVIT Core Plus Bond Fund

•	NVIT Enhanced Income Fund

•	NVIT International Index Fund

•	NVIT Mid Cap Index Fund

•	NVIT Money Market Fund

•	NVIT Multi-Manager International Value Fund

•	NVIT Multi-Manager International Growth Fund

•	NVIT Multi-Manager Large Cap Growth Fund

•	NVIT Multi-Manager Large Cap Value Fund

•	NVIT Multi-Manager Mid Cap Growth Fund

•	NVIT Multi-Manager Mid Cap Value Fund

•	NVIT Multi-Manager Small Company Fund

•	NVIT Multi-Manager Small Cap Growth Fund

•	NVIT Multi-Manager Small Cap Value Fund

•	NVIT S&P 500 Index Fund

•	NVIT Short Term Bond Fund

•	NVIT Small Cap Index Fund

FUND-OF-FUNDS INVESTING

Each Fund’s Core Sleeve operates as a “fund-of-funds” that invests in shares of other investment companies. The Trust has obtained an exemptive order from the SEC which generally permits, subject to the conditions stated in the exemptive order, the Funds to invest up to 100% of their respective assets in shares of other investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by a Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.

Core Sleeve Investment Strategies

NFA first determines how much each Fund allocates between the Core Sleeve and the Volatiltiy Overlay, and how to allocate the assets of the Core Sleeve among different asset classes. NFA bases these decisions on each Fund’s anticipated risk level, the expected return potential of each asset class, the anticipated risks or volatility of each asset class and similarities or differences in the typical investment cycle of the various asset classes. Second, once the asset allocation is determined, NFA selects the Underlying Funds. In general, a Fund may not invest in all Underlying Funds identified in the Prospectus or this SAI, but instead may select a limited number of Underlying Funds considered most appropriate for each Fund’s investment objective. In selecting Underlying Funds, NFA considers a variety of factors in the context of current economic and market conditions, including an Underlying Fund’s investment strategy, risk profile and historical performance.

The potential rewards and risks associated with each Fund depend on both the asset class allocation and the chosen mix of Underlying Funds. NFA periodically reviews asset class allocations and continually monitors the mix of Underlying Funds, and will make changes either to the asset class allocations, the mix of Underlying Funds, or the Underlying Funds themselves in seeking to meet the investment objective of each Fund.

The investment performance of each Fund is directly related to the investment performance of the Underlying Funds. The ability of a Fund to meet its investment objective depends upon the allocation of the Fund’s assets among the Underlying Funds and the ability of an Underlying Fund to meet its own investment objective. It is possible that an Underlying Fund will fail to execute its investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Fund’s investment performance. There can be no assurance that the investment objective of any Fund or any Underlying Fund will be achieved. Further, any changes made in the Underlying Funds, such as changes in investment objectives or strategies, may affect the performance of the Funds that invest in the Underlying Funds.

Many of the Underlying Funds in which the NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund invest, such as index funds and index exchange-traded funds (“ETFs”), follow “passive” investment strategies. Unlike active managers, portfolio managers that follow passive investment strategies do not buy or sell securities based on analysis of economic, market or individual security analysis. Instead, the portfolio managers of these Underlying Funds seek to assemble portfolios of securities expected to approximately match the performance of specifically designated indexes. The portfolio managers generally make changes to such Underlying Fund portfolio holdings only as needed to maintain alignment with the respective index. A potential benefit of passively managed index funds is low shareholder expenses, which may enhance returns.

Securities of Investment Companies

SPDRs and other Exchange Traded Funds. A Fund may invest in Standard & Poor’s Depository Receipts (“SPDRs”) and in shares of other ETFs. SPDRs are interests in unit investment trusts. Such investment trusts invest in a securities portfolio that includes substantially all of the common stocks (in substantially the same weights) as the common stocks included in a particular Standard & Poor’s Index such as the S&P 500. SPDRs generally are traded on a stock exchange, but may not be redeemed. The results of SPDRs will not match the performance of the designated index due to reductions in the SPDRs’ performance attributable to transaction and other expenses, including fees paid by the SPDR to service providers. SPDRs distribute dividends on a quarterly basis, although distributions by other ETFs may vary.

ETFs, including SPDRs, typically are not actively managed. Rather, an ETF’s usual objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by ETFs at times when an actively managed trust would not do so. As a result, a Fund can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF was not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”), which are debt securities linked to an underlying index. Similar to ETFs, an ETN’s valuation is derived, in part, from the value of the index to which it is linked. ETNs, however, also bear the characteristics and risks of fixed-income securities, including credit risk and change in rating risk.

Redemption Fee Risk

Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares. Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity. The Funds do not intend to engage in market timing in Underlying Fund shares. However, each Fund will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of such Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself. While the portfolio manager will attempt to conduct each Fund’s purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio manager is not successful in minimizing their impact.

EQUITY SECURITIES AND STRATEGIES

Each of the Funds may invest in or use any of the equity securities and strategies listed herein.

Initial Public Offerings

Securities issued in initial public offerings have no trading history, and information about companies may be available for very limited periods. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and an Underlying Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Preferred Stocks and Convertible Securities

Preferred stocks, like many debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. In some countries, dividends on preferred stocks may be variable, rather than fixed. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The conversion value of a convertible security is determined by the market price of the underlying common stock. The market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, an Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, generally enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, some convertible securities typically are rated below investment grade or are not rated, depending on the general creditworthiness of the issuer.

Certain Underlying Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (“PERCS”), which provide an investor, such as a Fund, with the opportunity to earn higher dividend income than is available on a company’s common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit, which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years PERCS convert into one share of the issuer’s common stock if the issuer’s common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer’s common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer’s common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

An Underlying Fund may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and, upon maturity, they will convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer’s corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein, which may be similar to those described above in which a Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to the Fund. An Underlying Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular securities, when necessary, to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio. An Underlying Fund, however, intends to acquire liquid securities, though there can be no assurances that it will always be able to do so.

Certain Underlying Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities. For more information about zero coupon securities generally, see “Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities” below.

Current federal income tax law requires the holder of zero coupon securities to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Publicly Traded Limited Partnerships and Limited Liability Companies

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. An Underlying Fund may invest in interests in limited liability companies, as well as publicly traded limited partnerships (limited partnership interests or units), which represent equity interests in the assets and earnings of the company’s or partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income derived from a limited partnership deemed not to be a “qualified publicly traded partnership” may not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and may trigger adverse tax consequences. Also, since publicly traded limited partnerships and limited liability companies are a less common form of organizational structure than corporations, their units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited liability company or limited partnership units in an Underlying Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the company or partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Real Estate Investment Trusts

Although no Fund will invest in real estate directly, an Underlying Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code. The Funds pay the fees and expenses of the REITs, which, ultimately, are paid by each Fund’s shareholders.

Small Company and Emerging Growth Stocks

Investing in securities of small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the stocks of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized and emerging growth companies than for larger, more established ones.

Special Situation Companies

“Special situation companies” include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a “special situation company” may decline significantly. Therefore, an investment in an Underlying Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long-term growth of capital by investing in better-known, larger companies. The subadviser of such an Underlying Fund believes, however, that if it analyzes “special situation companies” carefully and invests in the securities of these companies at the appropriate time, a Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time a Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.

Warrants and Rights

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Rights are similar to warrants, but normally have a shorter duration. Warrants and rights may be acquired separately or in connection with the acquisition of securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities, and a warrant or right ceases to have value if it is not exercised prior to its expiration date.

FIXED-INCOME SECURITIES AND STRATEGIES

Each Fund may invest in or use any of the fixed-income securities and strategies listed herein.

Bank and Corporate Loans

Commercial banks and other financial institutions or institutional investors make bank or corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on bank or corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of bank and corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The loan instruments in which a Fund may invest may involve borrowers, agents, co-lenders and collateral located both within and outside the United States, including in emerging market countries. Bank and corporate loans may include, but are not limited to, interests in trade finance loan transactions, pre-export/import finance transactions, factoring, syndicated loan transactions and forfeiting transactions.

Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the bank or corporate loans, holds collateral and accepts payments of principal and interest. By investing in a corporate or bank loan, a Fund may become a member of the syndicate. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a bank or corporate loan and could suffer a loss of principal and/or interest.

The bank and corporate loans in which a Fund invests are subject to the risks that generally apply to fixed-income securities, such as interest rate risk, credit risk, liquidity risk, as well as, where applicable, foreign securities risk, emerging markets risk, and lower quality or high-yield risk. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. Collateral may include security interests in receivables, goods, commodities, or real property. For trade finance loan transactions, the collateral itself may be the source of proceeds to repay the loan (i.e., the borrower’s ability to repay the loan will be dependent on the borrower’s ability sell, and the purchaser’s ability to buy, the goods or commodities that are collateral for the loan). Interests in loan instruments may be tranched or tiered with respect to collateral rights. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a bank or corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Unsecured loans expose the lenders, and thus the Fund, to increased credit risk.

The trading market for many bank and corporate loans, including those relating to trade finance, may be limited or less developed than the secondary market for bonds and notes. Therefore, a Fund may experience difficulties in selling its bank or corporate loans. In many cases, loans and loan-related instruments may be considered to be illiquid due to the length of time required to transfer an interest in a loan or a related instrument.

Brady Bonds

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the “World Bank”) and the International Monetary Fund (the “IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as “Brady Bonds.” Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country’s economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. A Fund’s subadviser may believe that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that the subadviser’s expectations with respect to Brady Bonds will be realized.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Certain sovereign bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due date at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds. The U.S. Treasury bonds purchased as collateral for such Brady Bonds are financed by the IMF, the World Bank and the debtor nations’ reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are considered speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and, for payment of interest and (except in the case of principal collateralized Brady Bonds) principal, will be relying primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Debt Obligations

Debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations when due (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity. Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price). In addition, a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value of its securities or credit quality of the company’s bonds due to factors including an unfavorable market response or a resulting increase in the company’s debt. Added debt may significantly reduce the credit quality and market value of a company’s bonds, and may thereby affect the value of its equity securities as well.

Duration. Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, a Fund’s subadviser will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. government fixed-income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case.) When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed-income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations (“NRSROs”), such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service (“Moody’s”). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. Further, credit ratings do not provide assurance against default or other loss of money. These ratings are considered in the selection of a Fund’s portfolio securities, but the Fund also relies upon the independent advice of its subadviser(s) to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. If a security has not received a credit rating, the Fund must rely entirely on the credit assessment of the subadviser(s).

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but a Fund’s subadviser will consider such events in its determination of whether the Fund should continue to hold the securities.

In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Floating and Variable Rate Securities

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. A Fund’s subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a subcustodian agreement approved by the Fund between that bank and the Fund’s custodian.

Medium Quality, Lower Quality and High Yield Securities

Medium-Quality Securities. Medium-quality securities are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than issuers of higher-rated securities.

Lower Quality/High Yield Securities. Non-investment grade debt or lower quality/rated securities (commonly known as “junk bonds”) (hereinafter referred to as “lower-quality securities”) include (i) bonds rated as low as C by Moody’s, Standard & Poor’s, or Fitch, Inc. (“Fitch”), (ii) commercial paper rated as low as C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Lower-quality securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or to be in default, to be unlikely to have the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions, or to be in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes. Interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities also because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will generally decrease in a rising interest rate market, and accordingly so will a Fund’s net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount which would result in a lower rate of return to the Fund.

Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for that Fund.

Liquidity and Valuation. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there may be no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund’s net asset value and ability to dispose of particular securities, when necessary to meet such Fund’s liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund’s portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

Money Market Instruments

Money market instruments may include the following types of instruments:

•

obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•

commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign issuers, such as foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•

bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

•

high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the applicable subadviser;

•

certain variable-rate and floating-rate securities with maturities longer than 397 days, but which are subject to interest rate resetting provisions and demand features within 397 days, to the extent permitted by Rule 2a-7 of the 1940 Act;

•

extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period. Because extension will occur when the issuer does not have other viable options for lending, these notes may be considered illiquid, particularly during the extension period, and if the extendable commercial notes are determined to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act); and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by a Fund’s subadviser to be of comparable quality to the securities described above.

Insurance Contracts and Funding Agreements. Money market instruments also include insurance contracts, such as guaranteed investment contracts, funding agreements and annuities. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account, and the insurance company then credits to the Fund a guaranteed rate of interest, paid on a regular periodic basis (e.g., monthly). The funding agreements or other insurance contracts provide that the guaranteed rate of interest will not be less than a certain minimum rate. The purchase price paid for the contract becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Funding agreements may or may not allow the Fund to demand repayment of principal after an agreed upon waiting period or upon certain other conditions. The insurance company may also have a corresponding right to prepay the principal with accrued interest upon a specified number of days’ notice to the Fund. The maturity date of some funding agreements may be extended upon the mutual agreement and consent of the insurance company and the Fund. Generally, funding agreements and other insurance contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in certain such insurance contracts does not currently exist. Accordingly, such insurance contracts may be considered to be illiquid. To the extent any such funding agreements or other insurance contracts are considered to be illiquid, the underlying NVIT Money Market Fund will be limited to holding no more than 5% of its net assets in these and any other illiquid securities (in addition to other liquidity restrictions under Rule 2a-7 of the 1940 Act). In addition, funding agreements and other insurance contracts are subject to interest rate risk, i.e., when interest rates increase, the value of insurance contracts decline. Insurance contracts are also subject to credit risk, i.e., that the insurance company may be unable to pay interest or principal when due. If an insurance company’s financial condition changes, its credit rating, or the credit rating of the contracts, may be lowered, which could negatively affect the value of the insurance contracts the Fund owns.

Extendable Commercial Notes. ECNs may serve as an alternative to traditional commercial paper investments. ECNs are corporate notes which are issued at a discount and structured such that, while the note has an initial redemption date (the initial redemption date is no more than 90 days from the date of issue) upon which the notes will be redeemed, the issuer on the initial redemption date may extend the repayment of the notes for up to 397 days from the date of issue without seeking note holder consent. In the event the ECN is redeemed by the issuer on its initial redemption date, investors receive a premium step-up rate, which is based on the ECNs rating at the time. If the notes are not redeemed on the initial redemption date, they will bear interest from the initial redemption date to the maturity date of the note at a floating rate of interest (this interest serves as a penalty yield for the issuer and a premium paid to the investor).

The ability of the issuer to exercise its option to extend the ECN beyond the initial redemption date can expose investors to interest rate risks, liquidity risks, credit risks and mark-to-market risks. Proponents of ECNs, however, argue that the punitive interest rate which applies if the ECN is extended beyond its initial redemption date will discourage issuers from extending the notes. Proponents further argue that the reputation risk associated with the decision to extend an ECN obligation will prevent issuers from extending the notes, provided that the issuer is not in extreme financial distress. The subadviser to the underlying NVIT Money Market Fund will perform due diligence from both a credit and portfolio structure perspective before investing in ECNs.

Bank Obligations. Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities come in different forms. The simplest form of mortgage-backed securities is pass-through certificates. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or may be issued by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, “private lenders”). The purchase of mortgage-backed securities from private lenders may entail greater risk than mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, over-collateralization, or guarantees by third parties. There is no guarantee that these credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. Additionally, mortgage-backed securities purchased from private lenders are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loan.

Through its investments in mortgage-backed securities, including those issued by private lenders, a Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had, in many cases, higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-backed securities issued by private lenders that contain subprime loans, but a level of risk exits for all loans.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC (each of which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”), such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experienced on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities will meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage-backed securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage-backed securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”), which are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are solely the obligations of FNMA, and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by FHLMC (which is defined below under “U.S. Government Securities and U.S. Government Agency Securities”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Securities issued by FHLMC do not constitute a debt or obligation of the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

Collateralized Mortgage Obligations (“CMOs”) and Multiclass Pass-Through Securities. CMOs are a more complex form of mortgage-backed security in that they are multi-class debt obligations which are collateralized by mortgage loans or pass-through certificates. As a result of changes prompted by the 1986 Tax Reform Act, most CMOs are today issued as Real Estate Mortgage Investment Conduits (“REMICs”). From the perspective of the investor, REMICs and CMOs are virtually indistinguishable. However, REMICs differ from CMOs in that REMICs provide certain tax advantages for the issuer of the obligation. Multiclass pass-through securities are interests in a trust composed of whole loans or private pass-throughs (collectively hereinafter referred to as “Mortgage Assets”). Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities.

Often, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include REMICs and multiclass pass-through securities. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In order to form a CMO, the issuer assembles a package of traditional mortgage-backed pass-through securities, or actual mortgage loans, and uses them as collateral for a multi-class security. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

A Fund may also invest in, among others types of CMOs, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. See “Other Tax Consequences” in this SAI.

A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect that Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment. Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.

Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather the underlying assets are often consumer or commercial debt contracts such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. However, almost any type of fixed income assets may be used to create an asset-backed security, including other fixed income securities or derivative instruments such as swaps. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. Asset-backed securities though present certain risks that are not presented by mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. To the extent a security interest exists, it may be more difficult for the issuer to enforce the security interest as compared to mortgage-backed securities.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes. The underlying NVIT Money Market Fund may invest in municipal securities whether or not the interest paid is tax exempt as long as the securities are acceptable investments for money market funds.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The subadviser will consider such an event in determining whether a Fund should continue to hold the obligation.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

Nationwide Contract

Each Fund may invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and pays each such Fund a fixed rate of interest. Nationwide calculates the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. The rate paid by the Nationwide Contract is guaranteed for a given period regardless of current market conditions. The principal amount is also guaranteed. Nevertheless, Nationwide could decide to stop issuing the Nationwide Contract in its current form, and instead offer the Funds a new fixed interest contract with a lower minimum interest rate, so long as Nationwide calculates the rate of interest in the same way it calculates guaranteed interest rates for similar contracts, or not offer any fixed interest contract at all. Because of the guaranteed nature of the contract, the Funds will not directly participate in the actual experience of the assets underlying the contract. It is important to note that only a Fund, as the purchaser of the contract, is entitled to the contract’s guarantee. Fund shareholders, as investors in the Fund, are not entitled to the guarantee. Neither a Fund, its investment adviser, Nationwide nor any of its affiliates guarantees a Fund’s performance or that such Fund will provide a certain level of income. Under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract. While the Nationwide Contract is guaranteed by Nationwide, if Nationwide becomes unable to meet this guarantee, a Fund that invests in the contract may lose money from unpaid principal or unpaid or reduced interest. Because the entire contract is issued and guaranteed by a single issuer, the financial health of such issuer may have a greater impact on the value of a Fund that invests in it.

Put Bonds

“Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. A Fund’s subadviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security. For the purpose of determining the “maturity” of securities purchased subject to an option to put, and for the purpose of determining the dollar weighted average maturity of a Fund holding such securities, the Fund will consider “maturity” to be the first date on which it has the right to demand payment from the issuer.

Standby Commitment Agreements

Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed-income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. Funds enter into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Strip Bonds

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

U.S. Government Securities and U.S. Government Agency Securities

Underlying Funds may invest in a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government.

U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Agencies which are backed by the full faith and credit of the United States include the Export-Import Bank, Farmers Home Administration, Federal Financing Bank, and others. Certain agencies and instrumentalities, such as the Government National Mortgage Association (“GNMA”), are, in effect, backed by the full faith and credit of the United States through provisions in their charters that they may make “indefinite and unlimited” drawings on the U.S. Treasury if needed to service its debt. Debt from certain other agencies and instrumentalities, including the Federal Home Loan Banks and Federal National Mortgage Association (“FNMA”), are not guaranteed by the United States, but those institutions are protected by the discretionary authority for the U.S. Treasury to purchase certain amounts of their securities to assist the institutions in meeting their debt obligations. Finally, other agencies and instrumentalities, such as the Farm Credit System and the Federal Home Loan Mortgage Corporation (“FHLMC”), are federally chartered institutions under U.S. government supervision, but their debt securities are backed only by the creditworthiness of those institutions, not the U.S. government.

Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority.

An instrumentality of a U.S. government agency is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, Central Bank for Cooperatives, Federal Immediate Credit Banks and the FNMA.

The maturities of such securities usually range from three months to 30 years. While such securities may be guaranteed as to principal and interest by the U.S. government or its instrumentalities, their market values may fluctuate and are not guaranteed, which may, along with the other securities in the Fund’s portfolio, cause a Fund’s daily net asset value to fluctuate.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent a Fund purchases the principal portion of STRIPS, the Fund will not receive regular interest payments. Instead STRIPS are sold at a deep discount from their face value. Because the principal portion of the STRIPS does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS’ purchase price and its face value.

In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The long-term effect that this conservatorship will have on these companies’ debt and equity securities is unclear.

Inflation-Protected Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed-income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

Investors in an inflation-indexed mutual fund who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery Transactions

When securities are purchased on a “when-issued” basis or purchased for delayed delivery, then payment and delivery occur beyond the normal settlement date at a stated price and yield. When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The greater a Fund’s outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued or delayed-delivery securities may involve the additional risk that the yield or market price available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will earmark or set aside permissible liquid assets equal to the amount of the commitment in a segregated account. Normally, the custodian will earmark or set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to earmark or place additional assets in the segregated assets in order to ensure that the value of the segregated account remains equal to the amount of such Fund’s commitment. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it earmarks or sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will earmark or set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of its subadviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceed 25% of the value of its total assets. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Zero Coupon Securities, Step-Coupon Securities, Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities

Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current federal income tax law requires the holder of zero coupon securities, certain PIK bonds and deferred payment securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER TYPES OF INVESTMENTS OR STRATEGIES

Each Fund may invest in or use any of the other types of investments or strategies identified herein.

Borrowing

Each Fund may borrow money from banks, limited by each Fund’s fundamental investment restriction (generally, 33 1/3% of its total assets (including the amount borrowed)), including borrowings for temporary or emergency purposes. A Fund may engage in mortgage dollar roll and reverse repurchase agreements which may be considered a form of borrowing unless the Fund covers its exposure by segregating or earmarking liquid assets.

Leverage. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on an Index Fund’s portfolio. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to a Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, a Fund’s subadviser in its best judgment nevertheless may determine to maintain a Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Fund’s subadviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

An affiliated Underlying Fund that is “passively” managed as an “index” fund at times may borrow from affiliates of BlackRock Investment Management, LLC (“BlackRock”), provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Derivative Instruments

Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives as a substitute for taking a position in a security, a group of securities or a securities index as well as for hedging and non -hedging purposes. Certain Funds, as noted in their respective Prospectuses, may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option-based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission (“CFTC”). Nationwide Fund Advisors, with respect to its management and operation of the Funds, has claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Special Risks of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

(1)	Successful use of most of these instruments depends upon a Fund’s subadviser’s ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

(2)	There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged, as well as, how similar the index is to the portion of the Fund’s assets being hedged in terms of securities composition.

(3)	Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because a Fund’s subadviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declines by more than the increase in the price of the security, a Fund could suffer a loss.

(4)	As described below, a Fund might be required to maintain assets as “cover,” maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

For a discussion of the federal income tax treatment of a Fund’s derivative instruments, see “Other Tax Consequences.”

Options. A Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currencies, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and a Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under “Restricted, Non-Publicly Traded and Illiquid Securities” below. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration of the option, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by a Fund may include European-style options, which can only be exercised at expiration. This is in contrast to American-style options which can be exercised at any time prior to the expiration date of the option.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

A Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Fund generally intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with a Fund, there is no assurance that such Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund is unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

A Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using OTC options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. A Fund will also earmark or set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to earmarking or segregated accounts as a cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

An interest rate option is an agreement with a counterparty giving the buyer the right but not the obligation to buy or sell one of an interest rate hedging vehicle (such as a treasury future or interest rate swap) at a future date at a predetermined price. The option buyer would pay a premium at the inception of the agreement. An interest rate option can be used to actively manage a Fund’s interest rate risk with respect to either an individual bond or an overlay of the entire portfolio.

Spread Transactions. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

Futures Contracts. A Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund’s hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when a Fund’s subadviser believes it is more advantageous to a Fund than purchasing the futures contract.

To the extent required by regulatory authorities, a Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for “bona fide hedging” purposes as defined in CFTC regulations and other permissible purposes including increasing return, substituting a position in a security, group of securities or an index, and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. There is no overall limit on the percentage of a Fund’s assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to obtain or reduce a Fund’s exposure to market, currency, or interest rate fluctuations, such Fund may be able to obtain or hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security), asset or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit with the futures broker or in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund’s obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Funds generally intend to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Indexed and Inverse Securities. A Fund may invest in securities the potential return of which is based on an index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Fund may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Funds may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.)

Credit Linked Notes. A credit linked note (“CLN”) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) that is intended to replicate a corporate bond or a portfolio of corporate bonds. The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a highly rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of an identified bond (the “Reference Bond”). Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note issuer, if there is neither a designated event of default (an “Event of Default”) with respect to the Reference Bond nor a restructuring of the issuer of the Reference Bond (a “Restructuring Event”); or (ii) the value of the Reference Bond if an Event of Default or a Restructuring Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Bond in the event of an Event of Default or a Restructuring Event.

Structured Notes. An Underlying Fund may use structured notes to pursue its objective. Structured notes generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security or asset. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured notes, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities. See also, “Description of Portfolio Instruments And Investment Policies — Restricted, Non-Publicly Traded and Illiquid Securities.”

Swap Agreements. An Underlying Fund may enter into interest rate, total return, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with such Fund’s investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from one or more days to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. “Total return swaps” are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset.

The “notional amount” of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, a Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid assets.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Fund’s adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments or otherwise replicate a particular benchmark index. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is largely unregulated.

A Fund will enter swap agreements only with counterparties that a Fund’s adviser or subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

Credit Default Swaps. An Underlying Fund may enter into credit default swap contracts. An Underlying Fund would use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate or sovereign debt securities.

As the seller in a credit default swap contract, an Underlying Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, an Underlying Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, an Underlying Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, an Underlying Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, an Underlying Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk – that the seller may fail to satisfy its payment obligations to an Underlying Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, an Underlying Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Total Rate of Return Swaps. Total rate of return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. A total rate of return swap will allow a Fund to quickly and cost effectively invest cash flows into a diversified basket of assets which has the risk/return prospect of the Fund’s stated benchmark.

Hybrid Instruments. Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Foreign Currency-Related Derivative Strategies—Special Considerations. A Fund may use options and futures and options on futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which a Fund’s securities are denominated. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a Fund will normally purchase OTC options on foreign currency only when a Fund’s subadviser believes a liquid secondary market will exist for a particular option at any specific time.

Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counter party to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or the benefits of a currency hedge, impose transaction costs or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of a Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Currency contracts may also be purchased such that net exposure to an individual currency exceeds the value of the Fund’s securities that are denominated in that particular currency. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

Foreign Commercial Paper. A Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper either for hedging purposes or in order to seek investment gain. The Funds believe that such investments do not involve the creation of a senior security, but nevertheless will earmark or establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Securities

Funds that invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include changes in foreign currency exchange rates, exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Regional Risk. Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Currency Risk and Exchange Risk. An Underlying Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. In such case, changes in foreign currency exchange rates will affect the value of a Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Investment in Emerging Markets. The Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Emerging market countries are developing and low or middle income countries as included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Emerging capital markets are developing in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the 1940 Act, a Fund may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the 1940 Act, a Fund may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Fund to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Depositary Receipts. A Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and non-voting depositary receipts (“NVDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs, EDRs and NVDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR, EDR or NVDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Foreign Sovereign Debt. Certain Underlying Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Lending Portfolio Securities

An Underlying Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark-to-market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) a Fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) a Fund must be able to terminate the loan at any time; (4) a Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, a Fund’s board of trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. A Fund generally will not seek to vote proxies relating to the securities on loan, unless it in in the best interests of the applicable Fund to do so. In addition, the Fund may not have on loan securities representing more than one-third of its total assets at any given time. The collateral that a Fund receives may be included in calculating a Fund’s total assets. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

Investment of Securities Lending Collateral. The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics that are rated A1 or P1 on a fixed rate or floating rate basis, including: bank obligations; commercial paper; investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company; loan participations; master notes; medium term notes; repurchase agreements; and U.S. government securities. Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral, the maturity of the medium term note will not generally exceed two years.

Loan Participations and Assignments

Loan Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Loan Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Loan Participation. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the Loan Participation. In the event of the insolvency of the lender selling a Loan Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Repurchase Agreements

In connection with the purchase by a Fund of a repurchase agreement from member banks of the Federal Reserve System or certain non-bank dealers, the Fund’s custodian, or a subcustodian, will have custody of, and will earmark or segregate securities acquired by the Fund under such repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the U.S. Securities and Exchange Commission (“SEC”) to be loans by the Fund. A Fund will include any collateral that the Fund receives in calculating the Fund’s total assets in determining whether a Fund has loaned more than one-third of its assets. Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. A Fund’s subadviser reviews the creditworthiness of those banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks.

Restricted, Non-Publicly Traded and Illiquid Securities

A Fund may not invest more than 15% (5% for the underlying NVIT Money Market Fund) of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. In addition, for purposes of the underlying NVIT Money Market Fund, a security is illiquid if it cannot be sold or disposed of within the ordinary course of business within seven calendar days at approximately the value ascribed to it by such underlying Fund. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Unless subsequently registered for sale, these securities can only be sold in privately negotiated transactions or pursuant to an exemption from registration. The Funds typically do not hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

Any such restricted securities will be considered to be illiquid for purposes of a Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board of Trustees of the Trust (“Board of Trustees”), the Fund’s subadviser has determined such securities to be liquid because such securities are eligible for resale pursuant to Rule 144A and are readily saleable, or if such securities may be readily saleable in foreign markets. To the extent that qualified institutional buyers may become uninterested in purchasing Rule 144A securities, a Fund’s level of illiquidity may increase.

A Fund may sell over-the-counter (“OTC”) options and, in connection therewith, earmark or segregate assets to cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund’s subadviser will monitor the liquidity of restricted securities in the portion of a Fund it manages. In reaching liquidity decisions, the following factors are considered: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Private Placement Commercial Paper. Commercial paper eligible for resale under Section 4(2) of the Securities Act is offered only to accredited investors. Rule 506 of Regulation D in the Securities Act lists investment companies as an accredited investor.

Section 4(2) paper not eligible for resale under Rule 144A under the Securities Act shall be deemed liquid if (1) the Section 4(2) paper is not traded flat or in default as to principal and interest; (2) the Section 4(2) paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, it is rated in one of the two highest categories by that NRSRO; and (3) the Fund’s subadviser believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security.

Reverse Repurchase Agreements and Mortgage Dollar Rolls

Underlying Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing under the 1940 Act (see “Borrowing”). When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.

Mortgage dollar rolls are arrangements in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would earmark or set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated or earmarked assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. If the segregated or earmarked assets are cash equivalents that mature prior to the mortgage dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated or earmarked assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase. Mortgage dollar roll transactions may be considered a borrowing by the Funds (See “Borrowing”).

Mortgage dollar rolls and reverse repurchase agreements may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Fund’s subadviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

Short Selling of Securities

Certain Underlying Funds may engage in short selling of securities consistent with its “passive” indexing investment strategies. In a short sale of securities, a Fund sells stock which it does not own, making delivery with securities “borrowed” from a broker. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest the Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which the Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on a Fund’s subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

Temporary Investments

Generally each of the Funds will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if a Fund’s adviser or subadviser believes that business, economic, political or financial conditions warrant, a Fund, may invest without limit in cash or money market cash equivalents, including: (1) short-term U.S. government securities; (2) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (3) prime quality commercial paper; (4) repurchase agreements covering any of the securities in which the Fund may invest directly; and (5) subject to the limits of the 1940 Act, shares of other investment companies that invest in securities in which the Fund may invest. Should this occur, a Fund will not be pursuing its investment objective and may miss potential market upswings.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. High portfolio turnover rates will generally result in higher brokerage expenses, and may increase the volatility of a Fund. As of the date of this SAI, the Funds have not yet commenced operations and thus no portfolio turnover rate information is provided.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions for each of the Funds which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) a majority of the outstanding voting securities, whichever is less.

Each of the Funds:

•

May not lend any security or make any other loan except that each Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•

May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

•

May not borrow money or issue senior securities, except that each Fund may enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of such Fund.

•

May not act as an underwriter of another issuer’s securities, except to the extent that each Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•

May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of the issuers, the principal activities of which are in the same industry; provided, that a Fund may invest more than 25% of its total assets in securities of issuers in an industry if the concentration in an industry is the result of the weighting in a particular industry in one or more Underlying Funds.

Note, however, that the fundamental investment limitations described above do not prohibit each Fund from investing all or substantially all of its assets in the shares of other registered, open-end investment companies, such as the Underlying Funds.

The following are the NON-FUNDAMENTAL operating policies of each of the Funds, which MAY BE CHANGED by the Board of Trustees of the Trust WITHOUT SHAREHOLDER APPROVAL:

Each Fund may not:

•

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

•

Purchase securities on margin, except that the Fund may use margin to the extent necessary to obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, and transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•

Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as is reasonably practicable. In such an event, however, such a Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

•

Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets.

A Fund’s obligation not to pledge, mortgage, or hypothecate assets in excess of 33 1/3% of the Fund’s total assets with respect to permissible borrowings or investments, as described above, is a continuing obligation and such asset segregation and coverage must be maintained on an ongoing basis. For any other percentage restriction or requirement described above that is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction or requirement. However, should a change in net asset value or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

For purposes of a Fund’s fundamental concentration policy set forth above, while a Fund may not concentrate, the aggregation of holdings of the Underlying Fund may result in a Fund indirectly having concentrated assets in a particular industry or group of industries or in a single issuer. Any indirect concentration occurs as a result of the Underlying Funds following their own investment objectives and strategies.

The investment objectives of each of the Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Internal Revenue Code requirements. Specifically, at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships (“QPTPs”).

Also, there are four requirements imposed on the Funds under Subchapter L of the Internal Revenue Code because they are used as investment options funding variable insurance products.

1)	A Fund may invest no more that 55% of its total assets in one issuer (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

2)	A Fund may invest no more that 70% of its total assets in two issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities);

3)	A Fund may invest no more that 80% of its total assets in three issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities); and

4)	A Fund may invest no more that 90% of its total assets in four issuers (including securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Each U.S. government agency or instrumentality shall be treated as a separate issuer.

Insurance Law Restrictions

In connection with the Trust’s agreement to sell shares to separate accounts to fund benefits payable under variable life insurance policies and variable annuity contracts, the Trust’s investment adviser, Nationwide Fund Advisors (“NFA” or the “Adviser”) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the NFA may agree to use their best efforts to assure and permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the separate accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies and procedures regarding the disclosure of portfolio holdings information to protect the interests of Fund shareholders and to address potential conflicts of interest that could arise between the interests of Fund shareholders and the interests of the Funds’ investment adviser, principal underwriter or affiliated persons of the Funds’ investment adviser or principal underwriter. The Trust’s overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Trust will not make available to anyone non-public information with respect to its portfolio holdings until such time as the information is made available to all shareholders or the general public.

The policies and procedures are applicable to NFA and any subadviser to the Funds. Pursuant to the policy, the Funds, NFA, any subadviser, and any service provider acting on their behalf are obligated to:

•	Act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;

•	Ensure that portfolio holdings information is not provided to a favored group of clients or potential clients; and

•	Adopt such safeguards and controls around the release of client information so that no client or group of clients is unfairly disadvantaged as a result of such release.

Portfolio holdings information that is not publicly available will be released selectively only pursuant to the exceptions described below. In most cases, even where an exception applies, the release of portfolio holdings is strictly prohibited until the information is at least 15 calendar days old. Nevertheless, NFA’s Executive Committee or its duly authorized delegate may authorize, where circumstances dictate, the release of more current portfolio holdings information.

Each Fund posts onto the Trust’s internet site (www.nationwide.com/mutualfundsnvit) substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 15 calendar days after the end of the previous month, and generally remain available on the internet site until the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. The Funds disclose their complete portfolio holdings information to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Funds’ fiscal year and on Form N-CSR on the second and fourth quarter ends of the Funds’ fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC’s electronic filings. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

Exceptions to the portfolio holdings release policy described above can only be authorized by NFA’s Executive Committee or its duly authorized delegate and will be made only when:

•	A Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public;

•

The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information; and

•	The release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Funds’ fiduciary duties.

Under this policy, the receipt of compensation by a Fund, NFA, a subadviser, or an affiliate as consideration for disclosing non-public portfolio holdings information will not be deemed a legitimate business purpose.

The Funds have ongoing arrangements to distribute information about the Funds’ portfolio holdings to the Funds’ third party service providers described herein (e.g., investment adviser, subadvisers, registered independent public accounting firm, administrator, transfer agent, sub-administrator, sub-transfer agent, custodian and legal counsel) as well as Lipper Inc., Morningstar, Inc., Bloomberg LP, RiskMetrics Group, Inc., FactSet Research Systems, Inc., the Investment Company Institute, and on occasion, to transition managers such as State Street Bank and Trust Company, Credit Suisse Securities (USA) LLC or MBSC Securities Corporation, where such transition manager provides portfolio transition management assistance (e.g., upon change of subadviser, etc.). These organizations are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. No compensation or other consideration is received by the Funds, NFA or any other party in connection with each such ongoing arrangement.

NFA conducts periodic reviews of compliance with the policy and the Funds’ Chief Compliance Officer provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review. NFA’s compliance staff will also submit annually to the Board a list of exceptions granted to the policy, including an explanation of the legitimate business purpose of the Fund that was served as a result of the exception.

TRUSTEES AND OFFICERS OF THE TRUST

Management Information

Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are listed in the table below. The names and ages of the Trustees and Officers, the date each was first elected to office, their principal business occupations, other directorships or trusteeships they have held during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills also are shown below. There are 59 series of the Trust, all of which are overseen by the Board of Trustees and Officers of the Trust. The address for each Trustee and Officer is c/o Nationwide Funds Group, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Charles E. Allen 1948	Trustee since July 2000	Mr. Allen was Chairman, Chief Executive Officer, and President of Graimark Realty Advisors, Inc. (real estate development, investment and asset management) from its founding in 1987 to 2012.	95	None	Significant board experience; significant executive experience, including continuing service as chief executive officer and president of a real estate development, investment and asset management business; past service includes 18 years of financial services experience; audit committee financial expert.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Paula H.J. Cholmondeley 1947	Trustee since July 2000	Ms. Cholmondeley focuses full time on corporate governance. She sits on public company boards and is also on the faculty of the National Association of Corporate Directors. She has served as a Chief Executive Officer of Sorrel Group (management consulting company) since January 2004. From April 2000 through December 2003, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	95	Director of
Dentsply
International,
Inc. (dental
products)
from 2002 to
present,
Ultralife
Batteries,
Inc. from
2004 to
2010,
Albany
International
Corp. (paper
industry)
from 2005 to
present,
Terex
Corporation
(construction
equipment)
from 2004 to
present, and
Minerals
Technology,
Inc.
(specialty
chemicals)
from 2005 to
				present.	Significant board and governance experience; significant executive experience, including continuing service as chief executive officer of a management consulting company and past service as an executive of a manufacturing-based public company; past experience as an executive in a private service-based company; former certified public accountant and former chief financial officer of both public and private companies.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Phyllis Kay Dryden 1947	Trustee since December 2004	Ms. Dryden has been an independent management consultant since February 2010. She has worked as a management consultant since 1996, first as a partner of Mitchell Madison Group, later as a managing partner and head of West Coast business development for marchFIRST. She was EVP and General Counsel of Del Monte Foods from 1992 to 1995, SVP and General Counsel of Charles Schwab and Co., Inc. from 1984 to 1992, and VP and General Counsel of Lucasfilm Ltd. from 1981 to 1984.	95	None	Significant board experience; significant executive experience, including past service as a partner of management consulting companies; significant legal experience, including past service as general counsel for a major financial services firm and a public company.

Barbara L. Hennigar 1935	Trustee since July 2000	Ms. Hennigar was Executive Vice President of OppenheimerFunds (an asset management company) from October 1992 until June 2000; Chairman of Oppenheimer Funds Services from October 1999 until June 2000; and President and CEO of Oppenheimer Funds Services from June 1992 until October 1999. She was previously Board Chair of a non-profit independent school, and is currently an independent trustee and endowment chair of St. Mary’s Academy, an independent school in Denver, CO.	95	None	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Barbara I. Jacobs 1950	Trustee since December 2004	Ms. Jacobs served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, from January 2001 through January 2006. From 1988 through 2003, Ms. Jacobs was also a Managing Director and European Portfolio Manager of CREF Investments (Teachers Insurance and Annuity Association - College Retirement Equities Fund).	95	None	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Keith F. Karlawish 1964	Trustee since March 2012	Mr. Karlawish has been a partner of Park Ridge Asset Management, LLC since December 2008, at which he also serves as a portfolio manager. From May 2002 until October 2008, Mr. Karlawish was the President of BB&T Asset Management, Inc., and was President of the BB&T Mutual Funds and BB&T Variable Insurance Funds from February 2005 until October 2008.	95	Trustee of the BB&T Mutual Funds and BB&T Variable Insurance Funds from June 2006 until December 2008.	Significant board experience; significant executive and portfolio management experience in the investment management industry.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
Carol A. Kosel 1963	Trustee since March 2013	Ms. Kosel was a consultant to the Evergreen Funds Board of Trustees from October 2005 to December 2007. She was Senior Vice President, Treasurer, and Head of Fund Administration of the Evergreen Funds from April 1997 to October 2005.	95	Trustee of Sun Capital Advisers Trust from April 2011 to December 2012 and Trustee of Evergreen Funds from January 2008 to July 2010.	Significant board experience; significant executive experience, including past service at a large asset management company; significant experience in the investment management industry.

Douglas F. Kridler 1955	Trustee since September 1997	Mr. Kridler is the President and Chief Executive Officer of The Columbus Foundation, a $1.5 billion community foundation with 2,000 funds in 55 Ohio counties and 37 states in the U.S.	95	None	Significant board experience; significant executive experience, including service as president and chief executive officer of one of America’s largest community foundations; significant service to his community and philanthropic field in numerous leadership roles.

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years (or Longer)	Number of Portfolios in the Nationwide Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years[2]	Experience, Qualifications, Attributes, and Skills for Board Membership
David C. Wetmore 1948	Trustee since 1995 and Chairman since February 2005	Mr. Wetmore was a Managing Director of Updata Capital, Inc. (a technology-oriented investment banking and venture capital firm) from 1995 through 2000. Prior to 1995, Mr. Wetmore served as the Chief Operating Officer, Chief Executive Officer and Chairman of the Board of several publicly-held software and services companies, and as the managing partner of a “big 8” public accounting firm.	95	None	Significant board experience; significant executive experience, including past service as a managing director of an investment banking and venture capital firm; chief executive officer and/or Chairman of the Board of several publicly-owned companies; certified public accountant with significant accounting experience, including past service as a managing partner at a major accounting firm.

1	Length of time served includes time served with the Trust’s predecessors.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

Officers of the Trust

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Michael S. Spangler 1966	President and Chief Executive Officer since June 2008	Mr. Spangler is President and Chief Executive Officer of Nationwide Funds Group, which includes NFA[3], Nationwide Fund Management LLC[3] and Nationwide Fund Distributors LLC[3], and is a Senior Vice President of NFS[3]. From May 2004 through May 2008, Mr. Spangler was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management. He was President of Touchstone Advisors, Inc. and Vice President and Director of Touchstone Investments Business Operations from July 2002-May 2004.

Stephen T. Grugeon 1950	Executive Vice President and Chief Operating Officer since June 2008	Mr. Grugeon is Executive Vice President and Chief Operating Officer of Nationwide Funds Group. [3] From February 2008 through June 2008, he served as the acting President and Chief Executive Officer of the Trust and of Nationwide Funds Group. From December 2006 until January 2008 he was Executive Vice President of NWD Investments. [3]

Name and Year of Birth	Position(s) Held with Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years[2]
Joseph Finelli 1957	Treasurer since September 2007	Mr. Finelli is the Principal Financial Officer and Senior Vice President for Nationwide Funds Group[3]. From July 2001 until September 2007, he was Assistant Treasurer and Vice President of Investment Accounting and Operations of NWD Investments[3].

Brian Hirsch 1956	Chief Compliance Officer since January 2012	Mr. Hirsch is Vice President of NFA and Chief Compliance Officer of NFA and the Trust. From January 2003 through January 2012, Mr. Hirsch was the Senior Vice President for Compliance and Fund Administration at IFS Financial Services, Inc., a subsidiary of the Western Southern Financial Group.

Eric E. Miller 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, General Counsel, and Assistant Secretary for Nationwide Funds Group and NWD Investments[3].

Doff Meyer 1950	Vice President and Chief Marketing Officer since January 2008	Ms. Meyer is Senior Vice President and Chief Marketing Officer of Nationwide Funds Group (since August 2007)[3]. From September 2004 until August 2007, Ms. Meyer was Director of Finance and Marketing, Principal of Piedmont Real Estate Associates LLC.

1	Length of time served includes time served with the Trust’s predecessors.
2	Unless otherwise noted, the information presented is the principal occupation of the Officer during the past five years.
3	These positions are held with an affiliated person or principal underwriter of the Funds.

Responsibilities of the Board of Trustees

The Board of Trustees (the “Board”) has oversight responsibility for the conduct of the affairs of the Trust. The Board approves and regularly monitors policies and procedures regarding the operation of the Trust, regularly receives and reviews reports from NFA regarding the implementation of such policies and procedures, and elects the Officers of the Trust to perform the daily functions of the Trust. The Chairman is an Independent Trustee.

Board Leadership Structure

All of the Trustees of the Trust are Independent Trustees. The Independent Trustees approve financial arrangements and other agreements between the Funds, on the one hand, and NFA, the subadvisers, or other affiliated parties, on the other hand. The Independent Trustees meet regularly as a group in executive session and with independent legal counsel. The Trustees have determined that the efficient conduct of the Board’s affairs makes it desirable to delegate responsibility for certain specific matters to Committees of the Board, as described below. The Committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each Committee are appointed by the Board upon recommendation of the Nominating and Fund Governance Committee.

This structure is reviewed by the Board periodically, and the Board believes it to be appropriate and effective. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure, and considers whether its structure remains appropriate in light of the Funds’ current operations.

Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement, or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of shareholders called for the purpose of electing Trustees or consent of shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose. In addition to conducting an annual self-assessment, the Board completes biennial peer evaluations, which focus on the performance and effectiveness of the individual members of the Board.

The Officers of the Trust are appointed by the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust, and each shall serve at the pleasure of the Board, or, to the extent permitted by the Trust’s By-laws, and except for the Chief Compliance Officer, at the pleasure of the President of the Trust, subject to the rights, if any, of an Officer under any contract of employment. The Trust’s Chief Compliance Officer must be approved by a majority of the Independent Trustees. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed, with or without cause, by the Board at any regular or special meeting of the Board, or, to the extent permitted by the Trust’s By-laws, by the President of the Trust; provided, that only the Board may remove, with or without cause, the Chief Compliance Officer of the Trust.

Board Oversight of Trust Risk

The Board’s role is one of oversight, including oversight of the Funds’ risks, rather than active management. The Trustees believe that the Board’s Committee structure enhances the Board’s ability to focus on the oversight of risk as part of its broader oversight of the Funds’ affairs. While risk management is the primary responsibility of NFA and the Funds’ subadvisers, the Trustees regularly receive reports from NFA, NFM, and various service providers, including the subadvisers, regarding investment risks and compliance risks. The Committee structure allows separate Committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with NFA or the Funds’ subadvisers how they monitor and control such risks. In addition, the Officers of the Funds, all of whom are employees of NFA, including the President and Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer and Chief Operating Officer, report to the Board and to the Chairs of its Committees on a variety of risk-related matters, including the risks inherent in each Officer’s area of responsibility, at regular meetings of the Board and on an ad hoc basis.

The Fund has retained NFA as the Funds’ investment adviser and NFM as the Funds’ administrator. NFA and NFM are responsible for the day-to-day operations of the Funds. NFA has delegated the day-to-day management of the investment activities of each Fund, with the exception of the Funds of Funds, to one or more sub-advisers. NFA and NFM are primarily responsible for the Funds’ operations and for supervising the services provided to the Funds by each service provider, including risk management services provided by the Funds’ subadvisers. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The Board also reviews the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s compliance risk assessments for the Funds. The Board also meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including each Fund’s investment risks.

Committees of the Board of Trustees

The Board of Trustees has four standing committees: Audit, Valuation and Operations, Nominating and Fund Governance, and Investment Committees.

The purposes of the Audit Committee are to: (a) oversee the Trust’s accounting, financial, and risk reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain of its service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) ascertain the independence of the Trust’s independent auditors; (d) act as a liaison between the Trust’s independent auditors and the Board; (e) approve the engagement of the Trust’s independent auditors and the scope of the services provided; (f) meet and consider the reports of the Trust’s independent auditors; (g) oversee the Trust’s written policies and procedures adopted under Rule 38a-1 of the 1940 Act and oversee the appointment and performance of the Trust’s designated Chief Compliance Officer; and (h) undertake such other responsibilities as may be delegated to the Audit Committee by the Board. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, including with respect to risk management, and the independent auditors’ responsibility to plan and carry out a proper audit. The Audit Committee met six times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Cholmondeley (Chairperson), Ms. Hennigar, and Mr. Karlawish, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Valuation and Operations Committee is intended to assist the Board in its review and oversight of (a) the valuation of the Trust’s portfolio assets; (b) the implementation and operation of the Trust’s Rule 2a-7 Procedures, including with respect to credit risk, applicable to the Trust’s money market fund series; (c) the Trust’s portfolio brokerage practices; and (d) the distribution of the Trust’s shares of beneficial interest. The Valuation and Operations Committee met four times during the past fiscal year, and currently consists of the following Trustees: Mr. Allen, Ms. Dryden, Ms. Hennigar (Chairperson), Ms. Kosel and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee is intended to assist the Board in its review and oversight of governance matters, including the selection and nomination of candidates to serve on the Board. The functions of the Committee include: (a) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); (b) periodic review of the composition of the Board and its Committees to determine whether it may be appropriate to add individuals with specific backgrounds, diversity or skill sets; (c) periodic review of the Board’s governance procedures; (d) oversight of the implementation of the Board’s policies regarding self-evaluations of the Board and Trustee peer evaluations; (e) oversight of the implementation of, and review of information regarding, certain Trust policies; (f) periodic review of Trustee compensation; and (g) monitoring the performance of legal counsel employed by the Independent Trustees and monitoring the performance of legal counsel to the Trust. The Nominating and Fund Governance Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Dryden (Chairperson), Ms. Jacobs, Ms. Kosel, Mr. Kridler and Mr. Wetmore, each of whom is not an interested person of the Trust, as defined in the 1940 Act.

The Nominating and Fund Governance Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute trustees to the Board of Trustees of the Trust, the Trustees shall take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at Attn: Secretary, Nationwide Mutual Funds, 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, which includes the following information: (i) name and address of the shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name, background information, and qualifications of the proposed candidate(s) and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

The Investment Committee is intended to assist the Board in its review and oversight of the Funds’ performance. The functions of the Committee include: (a) to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board by the Funds’ investment adviser and/or subadvisers; (b) to review the investment performance benchmarks and peer groups used in reports delivered to the Board; (c) to review any other information provided to the Committee regarding the Funds’ performance; and (d) to meet as the Committee determines to be appropriate with any representative of NFA, the Funds’ subadvisers, or other service providers. The Investment Committee met four times during the past fiscal year, and currently consists of the following Trustees: Ms. Cholmondeley, Ms. Jacobs, Mr. Karlawish and Mr. Kridler (Chairman), each of whom is not an interested person of the Trust, as defined in the 1940 Act.

Ownership of Shares of Nationwide Funds as of December 31, 2012

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES AND/OR SHARES IN THE FUNDS[1]	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND/OR SHARES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
Charles E. Allen	None	Over $100,000
Paula H.J. Cholmondeley	None	Over $100,000
Phyllis Kay Dryden	None	Over $100,000
Barbara L. Hennigar	None	Over $100,000
Barbara I. Jacobs	None	Over $100,000
Keith F. Karlawish[2]	None	$50,000 - $100,000
Carol A. Kosel[3]	N/A	None
Douglas F. Kridler	None	Over $100,000
David C. Wetmore	None	Over $100,000

1	Individual investors, like the Trustees, are not eligible to purchase shares of the Funds directly; accordingly, Trustees are limited in their ability to own/hold Fund shares. Fund shares are sold to separate accounts of insurance companies to fund benefits payable under variable insurance contracts, which may or may not be an appropriate investment for each individual Trustee.
2	Mr. Karlawish became a Trustee of the Trust in March 2012.
3	Ms. Kosel became a Trustee of the Trust in March 2013.

Ownership in the Funds’ Investment Adviser1 or Distributor2 as of December 31, 2012

Trustees who are not Interested Persons (as defined in the 1940 Act) of the Trust

NAME OF TRUSTEE	NAME OF OWNERS AND RELATION SHIPS TO TRUSTEE	NAME OF COMPANY	TITLE OF CLASS OF SECURITY	VALUE OF SECURITIES	PERCENT OF CLASS
Charles E. Allen	N/A	N/A	N/A	None	N/A
Paula H.J. Cholmondeley	N/A	N/A	N/A	None	N/A
Phyllis Kay Dryden	N/A	N/A	N/A	None	N/A
Barbara L. Hennigar	N/A	N/A	N/A	None	N/A
Barbara I. Jacobs	N/A	N/A	N/A	None	N/A
Keith F. Karlawish[3]	N/A	N/A	N/A	None	N/A
Carol A. Kosel[4]	N/A	N/A	N/A	None	N/A
Douglas F. Kridler	N/A	N/A	N/A	None	N/A
David C. Wetmore	N/A	N/A	N/A	None	N/A

1	Nationwide Fund Advisors.
2	Nationwide Fund Distributors LLC or any company, other than an investment company, that controls a Fund’s adviser or distributor.
3	Mr. Karlawish became a Trustee of the Trust in March 2012.
4	Ms. Kosel became a Trustee of the Trust in March 2013.

Compensation of Trustees

The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. The Adviser, based upon a pro rata share for the Funds for which it acts as investment adviser, reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust and who also are employees of an adviser or its affiliates. The Compensation Table below sets forth the total compensation paid to the Trustees of the Trust, before reimbursement of expenses, for the fiscal year ended December 31, 2012. In addition, the table sets forth the total compensation paid to the Trustees from all the Funds in the Fund Complex for the fiscal year ended December 31, 2012. Trust officers receive no compensation from the Trust in their capacity as officers.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[1]
Charles E. Allen	$203,870	N/A	N/A	$275,500
Paula H.J. Cholmondeley	207,570	N/A	N/A	280,500
C. Brent DeVore[2]	194,620	N/A	N/A	263,000
Phyllis Kay Dryden	192,770	N/A	N/A	260,500
Barbara L. Hennigar	203,870	N/A	N/A	275,500
Barbara I. Jacobs	185,833	N/A	N/A	251,125
Keith F. Karlawish[3]	183,520	N/A	N/A	248,000
Carol A. Kosel[4]	N/A	N/A	N/A	N/A
Douglas F. Kridler	190,458	N/A	N/A	257,375
Jeffrey M. Lyons[5]	85,100	N/A	N/A	115,000
David C. Wetmore	220,520	N/A	N/A	298,000

1	On December 31, 2012, the Fund Complex included two trusts comprised of 92 investment company funds or series.

2	Mr. DeVore retired as a Trustee of the Trust effective December 31, 2012.
3	Mr. Karlawish became a Trustee of the Trust in March 2012.
4	Ms. Kosel became a Trustee of the Trust in March 2013.
5	Mr. Lyons resigned as a Trustee of the Trust effective August 6, 2012.

Code of Ethics

Federal law requires the Trust, each of its investment adviser, subadvisers, and principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Guidelines

Federal law requires the Trust and each of its investment adviser and subadviser to adopt procedures for voting proxies (the “Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by a Fund. The Funds’ proxy voting policies and procedures and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Trust’s website at www.nationwide.com/mutualfundsnvit, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov. The summary of such Proxy Voting Guidelines is attached as Appendix B to this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust, on behalf of the Funds, pays the compensation of the Trustees who are not employees of NFA, or its affiliates, and all expenses (other than those assumed by NFA), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreement, which includes the expenses of calculating the Funds’ net asset values; fees and expenses of independent certified public accountants and legal counsel of the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. NFA may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund, as described below.

Investment Advisory Agreement

Under the Investment Advisory Agreement with the Trust, NFA manages the Funds in accordance with the policies and procedures established by the Trustees. For services provided under the Investment Advisory Agreement, NFA receives from each Fund an annual fee, paid monthly based on average daily net assets of each such Fund, at the following fee rates:

Fund Name	Advisory Fee
NVIT Cardinal Managed Growth Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more

NVIT Cardinal Managed Growth & Income Fund	0.22% on assets up to $1.5 billion; 0.21% on assets of $1.5 billion and more but less than $2 billion; and 0.20% on assets of $2 billion and more

NVIT Investor Destinations Managed Growth Fund	0.15% of the Fund’s average daily net assets

NVIT Investor Destinations Managed Growth & Income Fund	0.15% of the Fund’s average daily net assets

The Investment Advisory Agreement also specifically provides that NFA, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of one year and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated at any time as to a Fund, without penalty, by vote of a majority of the outstanding voting securities of that Fund, by the Board of Trustees or NFA, on not more than 60 days written notice. The Agreement further provides that NFA may render similar services to others.

Investment Adviser

NFA manages the day-to-day investments of the assets of the Funds. NFA, located at 1000 Continental Drive, Suite 400, King of Prussia, PA 19406, is a wholly owned subsidiary of NFS, a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders.

NFA pays the compensation of the officers of the Trust employed by NFA and pays a pro rata portion of the compensation and expenses of the Trustees who are employed by NFA and its affiliates. NFA also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, NFA pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, NFA may from time to time waive some or its entire investment advisory fee or reimburse other fees for certain Funds. In this regard, NFA has entered into an expense limitation agreement with the Trust on behalf of certain of the Funds (the “Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, NFA has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each class of each such Fund to the limits described below. The waiver of such fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

With respect to the Funds, NFA may request and receive reimbursement from the Funds for the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits that were in the Expense Limitation Agreement at the time NFA waived the fees or reimbursed the expenses. No reimbursement will be made to a Fund unless: (i) such Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (iii) the payment of such reimbursement is made no more than three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by NFA is not permitted.

Until at least May 1, 2014, NFA has agreed contractually to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, excluding any interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, acquired fund fees and expenses, short-sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business.

•	NVIT Cardinal Managed Growth Fund to 0.07% for all share classes.

•	NVIT Cardinal Managed Growth & Income Fund to 0.10% for all share classes.

•	NVIT Investor Destinations Managed Growth Fund to 0.16 % for all share classes.

•	NVIT Investor Destinations Managed Growth & Income Fund to 0.15 % for all share classes.

Investment Advisory Fees

As of the date of this SAI, the Funds have not yet commenced operations and thus have paid no investment advisory fees.

Subadviser

BlackRock Investment Management, LLC (“BlackRock”), P.O. Box 9011, Princeton, New Jersey 08543-9011, is the subadviser to the Funds. As the subadviser, Blackrock directly manages the assets of each Fund’s Volatility Overlay.

Subadvisory Fees Paid

As of the date of this SAI, the Funds have not commenced operations, and thus NFA has paid no subadvisory fees.

Multi-Manager Structure

NFA and the Trust have received from the SEC an exemptive order for the multi-manager structure which allows NFA to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders; the order also allows NFA to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change will be communicated to shareholders within 90 days of such changes, and all changes will be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or NFA. The order is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

Where NFA hires a subadviser, NFA provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Funds and thereafter monitoring the performance of the subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadvisers. NFA has responsibility for communicating performance expectations and evaluations to any subadvisers and ultimately recommending to the Trust’s Board of Trustees whether a subadviser’s contract should be renewed, modified or terminated; however, NFA does not expect to recommend frequent changes of subadvisers. NFA regularly provides written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although NFA monitors the performance of any subadvisers, there is no certainty that the subadvisers or the Funds will obtain favorable results at any given time.

Portfolio Managers

Appendix C contains the following information regarding each of the portfolio managers identified in the Funds’ Prospectus: (i) the dollar range of the portfolio manager’s investments in each Fund; (ii) a description of the portfolio manager’s compensation structure; and (iii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.

Distributor

Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406 serves as underwriter for each Fund in the continuous distribution of its shares pursuant to an Underwriting Agreement dated May 1, 2007 (the “Underwriting Agreement”). Unless otherwise terminated, the Underwriting Agreement will continue for an initial period of two years and from year to year thereafter for successive annual periods, if, as to each Fund, such continuance is approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Underwriting Agreement or interested persons (as defined in the 1940 Act) of any party to the Underwriting Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement may be terminated in the event of any assignment, as defined in the 1940 Act. NFD is a wholly-owned subsidiary of NFS Distributors, Inc., which in turn is a wholly-owned subsidiary of NFS. The following entities or people are affiliates of the Trust and are also affiliates of NFD:

Nationwide Fund Advisors

Nationwide Fund Management LLC

Nationwide Life Insurance Company

Nationwide Life and Annuity Insurance Company

Nationwide Financial Services, Inc.

Nationwide Corporation

Nationwide Mutual Insurance Company

Karen L. Heath-Wade

Joseph Finelli

Brian Hirsch

Stephen T. Grugeon

Doff Meyer

Eric Miller

Michael S. Spangler

In its capacity as distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distributions, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon sales of shares of each of the Funds.

Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate NFD, as the Funds’ principal underwriter, for expenses associated with the distribution of certain classes of shares of the Funds. Under the Plan, NFD pays an annual fee in an amount that will not exceed the following amounts:

Funds	Amount
NVIT Cardinal Managed Growth Fund NVIT Cardinal Managed Growth & Income Fund NVIT Investor Destinations Managed Growth Fund NVIT Investor Destinations Managed Growth & Income Fund	0.25% of the average daily net assets of Class II shares of each Fund, all of which will be considered a distribution fee.

The Trust, on behalf of each Fund, and NFD have entered into a contract waiving 0.05% of the Distribution and/or Service (12b-1) Fee for Class II shares of the NVIT Cardinal Managed Growth Fund and NVIT Cardinal Managed Growth & Income Fund until at least April 30, 2014.

As of the date of this SAI, the Funds have not yet commenced operations and thus NFD has earned no distribution fees under the Plan.

These fees will be paid to NFD for activities or expenses primarily intended to result in the sale or servicing of Fund shares. Distribution fees may be paid to NFD, to an insurance company or its eligible affiliates for distribution activities related to the indirect marketing of the Funds to the owners of variable insurance contracts (“contract owners”), or to any other eligible institution. As described above, a distribution fee may be paid pursuant to the Plan for services including, but not limited to:

(i)	Underwriter services including (1) distribution personnel compensation and expenses, (2) overhead, including office, equipment and computer expenses, supplies and travel, (3) procurement of information, analysis and reports related to marketing and promotional activities and (4) expenses related to marketing and promotional activities;

(ii)	Printed documents including (1) fund prospectuses, statements of additional information and reports for prospective contract owners and (2) promotional literature regarding the Fund;

(iii)	Wholesaling services by NFD or the insurance company including (1) training, (2) seminars and sales meetings and (3) compensation;

(iv)	Life insurance company distribution services including (1) fund disclosure documents and reports (2) variable insurance marketing materials, (3) Fund sub-account performance figures, (4) assisting prospective contract owners with enrollment matters, (5) compensation to the salesperson of the variable insurance contract and (6) providing other reasonable help with the distribution of Fund shares to life insurance companies; and

(v)	Life insurance company contract owner support.

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan (the “Independent Trustees”). The Plan was initially approved by the Board of Trustees on March 1, 2001. The Plan may be amended from time to time by vote of a majority of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to the applicable shares of a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of that Class or Fund, as applicable. Any change in the Plan that would materially increase the distribution cost to the applicable shareholders requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. As long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

NFD has entered into, and will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution of the Funds’ shares including, but not limited to, those discussed above. NFD, or an affiliate of NFD, pays additional amounts from its own resources to dealers or other financial intermediaries, including its affiliate, NFS or its subsidiaries, for aid in distribution or for aid in providing administrative services to shareholders.

The Trust has been informed by NFD that during the fiscal year ended December 31, 2012, the following expenditures were made using the 12b-1 fees received by NFD with respect to the Funds:

Fund	Prospectus Printing and Mailing	Distributor Compensation and Costs	Broker-Dealer Compensation and Costs
NVIT Cardinal Managed Growth Fund[1]	N/A	N/A	N/A
NVIT Cardinal Managed Growth & Income Fund[1]	N/A	N/A	N/A
NVIT Investor Destinations Managed Growth Fund[1]	N/A	N/A	N/A
NVIT Investor Destinations Managed Growth & Income Fund[1]	N/A	N/A	N/A

1	The Funds have not commenced operations as of the date of this SAI.

A Fund may not recoup the amount of unreimbursed expenses in a subsequent fiscal year and does not generally participate in joint distribution activities with other Funds. To the extent that certain Funds utilize the remaining Rule 12b-1 fees not allocated to “Broker-Dealer Compensation and Costs” or “Printing and Mailing” of a prospectus which covers multiple Funds, however, such other Funds may benefit indirectly from the distribution of the Fund paying the Rule 12b-1 fees.

Administrative Services Plan

Under the terms of an Administrative Services Plan, the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services for the Funds. Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for Plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating, and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

As authorized by the Administrative Services Plan, the Trust has entered into a Fund Participation Agreement, effective May 2, 2005, pursuant to which NFS has agreed to provide certain administrative support services to the Funds held beneficially by its customers. NFS is a wholly owned subsidiary of Nationwide Corporation, and is the parent company of NFA, and the indirect parent company of NFD. In consideration for providing administrative support services, NFS and other entities with which the Trust may enter into Servicing Agreements, will receive a fee, computed at the annual rate of up to 0.25% of the average daily net assets of the Class II shares of the Funds held by customers of NFS or any such other entity.

As of the date of this SAI, the Funds have not commenced operations and thus have paid no administrative services fees.

Fund Administration and Transfer Agency Services

Under the terms of the Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Mutual Funds (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to J.P. Morgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan (see “Sub-Administration” below) plus the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agency Servicing Agreement between NFM and US Bancorp (see “Sub-Transfer Agency” below); and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds. In addition, the Trust also pays out-of-pocket expenses (including, but not limited to, the cost of pricing services that NFM utilizes) reasonably incurred by NFM in providing services to the Funds and Trust.

As of the date of this SAI, the Funds have not commenced operations and thus paid no fund administration or transfer agency services fees.

Sub-Administration

NFM has entered into a Sub-Administration Agreement with JPMorgan, dated May 22, 2009 and effective August 24, 2009, to provide certain fund sub-administration services for each Fund. NFM pays JPMorgan a fee for these services.

Sub-Transfer Agency

NFM has entered into a Sub-Transfer Agent Servicing Agreement with US Bancorp, dated September 1, 2012 to provide certain fund sub-transfer agency services for each Fund. NFM pays US Bancorp a fee for these services.

Custodian

JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the Custodian for the Trust and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103, serves as the Trust’s legal counsel.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Independent Registered Public Accounting Firm for the Trust.

BROKERAGE ALLOCATION

NFA or a subadviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.1 In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short-term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best price and execution of the transaction i.e., execution at the most favorable prices and in the most effective manner possible. “Best price-best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best price-best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. NFA and the subadvisers have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best price-best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, and other information or services to NFA or a subadviser. In placing orders with such broker-dealers, NFA or the subadviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to NFA or a subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NFA’s or a subadviser’s normal research activities or expenses.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by NFA or a subadviser or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when NFA or a subadviser believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of NFA and each subadviser to obtain best execution at the most favorable prices through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by NFA or a subadviser in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, NFA or a subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

NFA or a subadviser may cause a Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined, pursuant to the requirements of Section 28(e) of the Exchange Act, that such commission is reasonable in relation to the value of the brokerage and/or research services provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, analytic or modeling software, market data feeds and historical market

1	Because the Core Sleeves will invest primarily in shares of the Underlying Funds it is expected that all transactions in portfolio securities for the Core Sleeves will be entered into by the Underlying Funds.

information. Any such research and other information provided by brokers to NFA or a subadviser is considered to be in addition to and not in lieu of services required to be performed by it under its investment advisory or subadvisory agreement, as the case may be. The fees paid to NFA or a subadviser pursuant to its respective investment advisory or subadvisory agreement are not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to NFA or a subadviser in serving its other clients. All research services received from the brokers to whom commission are paid are used collectively, meaning such services actually may not be utilized in connection with each client account that may have provided the commission paid to the brokers providing such services. NFA and the subadvisers are prohibited from considering the broker-dealers sale of shares of any fund for which it serves as investment adviser or subadviser, except as may be specifically permitted by law.

Commission Recapture Program. NFA may instruct subadvisers of affiliated Underlying Funds to direct brokerage transactions, subject to seeking best execution, to certain broker-dealers who have agreed to participate in a commission recapture program for the benefit of the Underlying Funds. Under the commission recapture program, the participating broker-dealer returns a portion of the commission dollars paid by an Underlying Fund to the Underlying Fund. NFA has instructed subadvisers to direct brokerage transactions to broker-dealers participating in the commission recapture program only if the subadviser believes that doing so is consistent with its obligation to seek best execution. Commissions recaptured by an Underlying Fund will be included in realized gain (loss) on securities in the Underlying Fund’s appropriate financial statements.

Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of variable annuity contracts or variable insurance policies issued by Nationwide Life Insurance Company or Nationwide Life & Annuity Insurance Company. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer’s selection, nor is the selection of any broker-dealer based on the volume of shares sold.

As of the date of this SAI, the Funds have not commenced operations and thus have paid no soft dollar commissions or brokerage commissions.

Under the 1940 Act, “affiliated persons” of the Funds are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, the Funds may purchase securities from underwriting syndicates of which an affiliate, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of obtaining best results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker/dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of NFA or the appropriate subadviser, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for its most favored unaffiliated customers, except for accounts for which the affiliate broker-dealer acts as a clearing broker for another brokerage firm and customers of an affiliated broker-dealer considered by a majority of the independent trustees not to be comparable to the Funds. NFA and the subadvisers do not deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company purchases shares of the Funds at their net asset value (“NAV”) using purchase payments received on variable annuity contracts and variable life insurance policies issued by separate accounts. These separate accounts are funded by shares of the Funds.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Each Fund may accept payment for shares in the form of securities that are permissible investments for such Fund.

The NAV per share of each Fund is determined once daily, as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4 P.M. Eastern Time) on each business day the Exchange is open for regular trading (and on such other days as the Board determines) (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Trust will not compute NAV for the Funds on customary national business holidays, including the following: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and any other days when the Exchange is closed.

Each Fund reserves the right to not determine NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of the Fund’s portfolio do not affect the NAV.

The offering price for orders placed before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders placed after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of each Fund on which offering and redemption prices are based is the NAV of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The NAV of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of shares in the Underlying Funds). The NAV per share for a class is calculated by adding the value of all securities and other assets of a Fund allocable to the class, deducting liabilities allocable to that class, and dividing by the number of that class’ shares outstanding. Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.

Investments in the Underlying Funds are based on the NAV of those mutual funds, which in turn may use fair value pricing, as discussed in their respective prospectuses. Shares of exchange-traded funds are valued based on the prices at which they trade on the stock exchanges on which they are listed.

Securities for which market quotations are readily available are valued at current market value as of Valuation Time. Valuation Time will be as of the close of regular trading on the Exchange (usually 4 P.M. Eastern Time). Equity securities are valued at the last quoted sale price, or if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury bills, having a remaining maturity of 60 days or less are considered to be “short-term” and may be valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of NFA or a designee of NFA, are valued at fair value by the Trustees, or persons to whom the Board has delegated its responsibilities, pursuant to procedures approved by the Board. Fair value determinations are required for securities whose value is affected by a significant event that will materially affect the value of a domestic or foreign security and which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades but prior to the calculation of the Fund’s NAV. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining a Fund’s NAV. Fair value determinations that require greater levels of judgment are referred to the Fair Valuation Committee. The Fair Valuation Committee monitors the results of fair valuation determinations and regularly reports the results to the Board of Trustees. The Fair Valuation Committee monitors the continuing appropriateness of the valuation methodology with respect to each security. In the event that NFA or a subadviser believes that the valuation methodology being used to value a security does not produce a fair value for each security, the Fair Valuation Committee is immediately notified so that it may determine what adjustment is required.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have an impact on the NAV of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

A separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contracts or variable life insurance policies. Redemptions are processed on any day on which the Trust is open for business and are effected at NAV next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund. The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In Kind Redemptions

The Funds generally plan to redeem their shares for cash. However, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to a redeeming shareholder (“redemption in-kind”).

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind to affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Fund’s investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and they are designed so that redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value and that neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in-kind selects, or influences the selection of, the distributed securities. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request – thus limiting the potential adverse effect on the distributing Fund’s net asset value.

Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, NFA and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and from their own resources. NFA and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by NFA.

In addition to these payments described above, NFA or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, NFA or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

•	the Distributor and other affiliates of NFA,

•	broker-dealers,

•	financial institutions, and

•	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families. NFA does not seek reimbursement by the Funds for such payments.

Additional Compensation to Affiliated Financial Institution. Nationwide Fund Advisors (“NFA”) and Nationwide Fund Distributors LLC (“NFD”), pursuant to an agreement by the parties, pay their affiliate, Nationwide Financial Services, Inc., various amounts under the terms of the agreement.

Additional Compensation to Financial Institutions. The unaffiliated financial institutions that receive additional compensation (as described in the prospectus) from NFA or NFD, from their own resources, include the following series of the Trust (the information set forth below is considered complete as of the date of this SAI; however, agreements may be entered into, terminated, or amended, from time to time, without notice or change to the SAI):

Pruco Life Insurance Company of New Jersey, Pruco Life Insurance Company, American Skandia Life Assurance Corp., American Skandia Marketing, Inc. (collectively, the “Company”)

NFA, pursuant to written agreements, pays the Company a service fee at the annualized rate equal to 0.055% (0.55 basis points) of the average daily net assets of the NVIT Developing Markets Fund for which the Company performed administrative services during the period in which they were earned. If Fund assets administered by the Company are less than $1 billion, as of December 31 of the prior calendar year, the service fee will be paid on a quarterly basis. If greater than $1 billion, the service fee will paid on a monthly basis.

Jefferson National Life Insurance Company (“Jefferson National”)

NFA, pursuant to a written agreement, pays Jefferson National a quarterly fee at the annual rate of: (i) 0.05% (5 basis points) of the average daily net asset value of NVIT S&P 500 Index Fund shares held in Jefferson National separate accounts on the books of NVIT; and (ii) 0.07% (7 basis points) of the average daily net asset value of NVIT Mid Cap Index Fund, NVIT Small Cap Index Fund, NVIT International Index Fund, and NVIT Bond Index Fund shares held in Jefferson National separate accounts on the books of NVIT.

ADDITIONAL INFORMATION

Description of Shares

The Amended Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in the Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust is authorized to offer the following series of shares of beneficial interest, without par value and with the various classes listed:

Series	Share Classes
American Century NVIT Growth Fund*	Class I, Class II, Class IV
American Century NVIT Multi Cap Value Fund*	Class I, Class II, Class Y
American Funds NVIT Asset Allocation Fund*	Class II, Class P
American Funds NVIT Bond Fund*	Class II
American Funds NVIT Global Growth Fund*	Class II
American Funds NVIT Growth Fund*	Class II
American Funds NVIT Growth-Income Fund*	Class II, Class P
Federated NVIT High Income Bond Fund*	Class I, Class III, Class Y
Invesco NVIT Comstock Value Fund* (formerly, Van Kampen NVIT Comstock Value Fund)	Class I, Class II, Class IV, Class Y
Loring Ward NVIT Capital Appreciation Fund*	Class II, Class P
Loring Ward NVIT Moderate Fund*	Class II, Class P
Neuberger Berman NVIT Multi Cap Opportunities Fund*	Class I, Class II
Neuberger Berman NVIT Socially Responsible Fund*	Class I, Class II, Class Y
NVIT Bond Index Fund*	Class II, Class Y
NVIT Cardinal Aggressive Fund*	Class I, Class II
NVIT Cardinal Moderately Aggressive Fund*	Class I, Class II
NVIT Cardinal Capital Appreciation Fund*	Class I, Class II
NVIT Cardinal Moderate Fund*	Class I, Class II
NVIT Cardinal Balanced Fund*	Class I, Class II
NVIT Cardinal Moderately Conservative Fund*	Class I, Class II
NVIT Cardinal Conservative Fund*	Class I, Class II
NVIT Cardinal Managed Growth Fund	Class II
NVIT Cardinal Managed Growth & Income Fund	Class II
NVIT Core Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Core Plus Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Developing Markets Fund*	Class I, Class II
NVIT Emerging Markets Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT Enhanced Income Fund*	Class II, Class Y
NVIT Government Bond Fund*	Class I, Class II, Class III, Class IV, Class P
NVIT International Equity Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT International Index Fund*	Class II, Class VI, Class VIII, Class Y
NVIT Investor Destinations Aggressive Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Moderately Aggressive Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Capital Appreciation Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Moderate Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Balanced Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Moderately Conservative Fund*	Class II, Class VI, Class P

NVIT Investor Destinations Conservative Fund*	Class II, Class VI, Class P
NVIT Investor Destinations Managed Growth Fund	Class II
NVIT Investor Destinations Managed Growth & Income Fund	Class II
NVIT Large Cap Growth Fund*	Class I, Class II, Class P, Class Y
NVIT Mid Cap Index Fund*	Class I, Class II, Class III, Class Y
NVIT Money Market Fund*	Class I, Class IV, Class V, Class Y
NVIT Multi-Manager International Growth Fund*	Class I, Class II, Class III, Class VI, Class Y
NVIT Multi-Manager International Value Fund*	Class I, Class II, Class III, Class IV, Class VI, Class Y
NVIT Multi-Manager Large Cap Growth Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Large Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Growth Opportunities Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Mid Cap Value Fund*	Class I, Class II, Class Y
NVIT Multi-Manager Small Cap Growth Fund*	Class I, Class II, Class III, Class Y
NVIT Multi-Manager Small Cap Value Fund*	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi-Manager Small Company Fund*	Class I, Class II, Class III, Class IV, Class Y
NVIT Multi Sector Bond Fund*	Class I, Class III
NVIT Nationwide Fund*	Class I, Class II, Class III, Class IV, Class Y
NVIT Real Estate Fund*	Class I, Class II, Class Y
NVIT S&P 500 Index Fund*	Class I, Class II, Class IV, Class Y
NVIT Short Term Bond Fund*	Class I, Class II, Class P, Class Y
NVIT Small Cap Index Fund*	Class II, Class Y
Templeton NVIT International Value Fund*	Class I, Class II, Class III, Class VI, Class Y

*	Information on these Funds is contained in a separate Statement(s) of Additional Information.

You have an interest only in the assets of the shares of the Fund which you own. Shares of a particular class are equal in all respects to the other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this SAI and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Shares, when issued, are fully paid and nonassessable. Generally, amendment may not be made to the Amended and Restated Declaration of Trust without the affirmative vote of a majority of the outstanding voting securities of the Trust. The Trustees may, however, further amend the Amended and Restated Declaration of Trust without the vote or consent of shareholders to:

(1)	designate series of the Trust; or

(2)	change the name of the Trust; or

(3)	apply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Amended and Restated Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

An annual or special meeting of shareholders to conduct necessary business is not required by the Amended and Restated Declaration of Trust, the 1940 Act or other authority, except, under certain circumstances, to amend the Amended and Restated Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies and investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, modification or change of the Investment Advisory Agreement, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. However, shares of all Funds vote together, and not by Fund, in the election of Trustees. If an issue must be approved by a majority as defined in the 1940 Act, a “majority of the outstanding voting securities” means the lesser of (i) 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. For the election of Trustees only a plurality is required. Holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

With respect to Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), and certain other insurance companies (each, a “Participating Insurance Company”) separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of each Fund at a shareholder meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those contract owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of a Fund alone would not be sufficient to approve a Proposal. Contract owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to the Funds’ shareholders and to contract owners.

TAX STATUS

The following sections are a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”). Because shares of the Fund are sold only to separate accounts of insurance companies, the tax consequences described below are generally not applicable to an owner of a variable life or variable annuity contract.

This “Tax Status” section and the “Other Tax Consequences,” and “Tax Consequences to Shareholders” sections are based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund selected as an investment option. Holders of variable contracts should consult their own tax advisors for more information on their tax situation, including the possible applicability of federal, state, local and foreign taxes.

Different tax rules may apply depending on how an Underlying Fund in which the Fund invests is organized for federal income tax purposes. The Fund invests in Underlying Funds organized as corporations for federal income tax purposes. These rules could affect the amount, timing or character of the income distributed to shareholders of the Fund.

Unless otherwise indicated, the discussion below with respect to the Fund includes its pro rata share of the dividends and distributions paid by an Underlying Fund.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue. If a Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•

Distribution Requirement — the Fund must distribute an amount at least equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•

Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from QPTPs.

•

Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by Internal Revenue Service with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Fund of Funds. Distributions by the Underlying Funds, redemptions of shares in the Underlying Funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. The Fund generally will not be able to currently offset gains realized by one Underlying Fund in which it invests against losses realized by another Underlying Fund. If shares of an Underlying Fund are purchased within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis for the newly purchased shares. Also, unless the Fund is a qualified fund of funds discussed below, the Fund (a) is not eligible to pass-through to shareholders foreign tax credits from an Underlying Fund that pays foreign income taxes (see, “Taxation of Fund Distributions — Pass-Through of Foreign Tax Credits” below), (b) is not eligible to pass-through to shareholders exempt-interest dividends from an Underlying Fund, and (c) dividends paid by the Fund from interest earned by an Underlying Fund on U.S. government obligations is unlikely to be exempt from state and local income tax. However, the Fund is eligible to pass-through to shareholders qualified dividends earned by an Underlying Fund (see, “Taxation of Fund Distributions — Dividends-Received Deduction for Corporations” below). A qualified fund of funds, i.e. a Fund at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders (a) foreign tax credits and (b) is eligible pass-through to shareholders exempt-interest dividends.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another Fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. For The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

•	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and

•

the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence. Special rules apply to a Fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. Federal excise taxes will not apply to the Fund in a given calendar year, however, if all of its shareholders (other than certain “permitted shareholders”) at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. For purposes of determining whether the Fund qualifies for this exemption, any shares attributable to an investment in the Fund made in connection with organization of the Fund is disregarded as long as the investment doesn’t exceed $250,000. Under the RIC Mod Act, permitted shareholders now include other RICs eligible for the exemption (e.g. insurance dedicated funds of funds). If the Fund fails to qualify for the exemption, the Fund intends to declare and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in December) to avoid any material liability for federal excise tax, but can give no assurances that its distributions will be sufficient to eliminate all taxes. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right to do so.

Special Rules Applicable to Variable Contracts

The Fund intends to comply with the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations thereunder relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts (segregated asset account). If these requirements are not met, or under other limited circumstances, it is possible that the contract holders, rather than the separate accounts, will be treated for federal income tax purposes as the taxable owners of the assets held by the separate accounts. The Fund intends to comply with these diversification requirements.

Section 817(h) of the Internal Revenue Code generally requires a variable contract (other than a pension plan contract) that is based on a segregated asset account to be adequately diversified. To satisfy these diversification requirements, as of the end of each calendar quarter or within 30 days thereafter, the Fund must either (a) satisfy the Asset Diversification Test and have no more than 55% of the total value of its assets in cash and cash equivalents, government securities and securities of other regulated investment companies; or (b) have no more than 55% of its total assets represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For the purposes of caluse (b), all securities of the same issuer are considered a single investment, and each agency or instrumentality of the U.S. government is treated as a separate issuer of securities..

Section 817(h) of the Internal Revenue Code provides a look-through rule for purposes of testing the diversification of a segregated asset account that invests in a regulated investment company such as the Fund. Treasury Regulations Section 1.817-5(f)(1) provides, in part, that if the look-through rule applies, a beneficial interest in an investment company (including a regulated investment company) shall not be treated as a single investment of a segregated asset account; instead, a pro rata portion of each asset of the investment company shall be treated as an asset of the segregated asset account. Treasury Regulations Section 1.817-5(f)(2) provides (except as otherwise permitted) that the look-through rule shall apply to an investment company only if –

•	All the beneficial interests in the investment company are held by one or more segregated asset accounts of one or more insurance companies; and

•	Public access to such investment company is available exclusively through the purchase of a variable contract.

As provided in their offering documents, all the beneficial interests in the Fund is held by one or more segregated asset accounts of one or more insurance companies (except as otherwise permitted), and public access to the Fund (and any corresponding regulated investment company such as a fund of funds that invests in the Fund) is available solely through the purchase of a variable contract (such a fund is sometimes referred to as a “closed fund”). Under the look-through rule of Section 817(h) of the Internal Revenue Code and Treasury Regulations Section 1.817-5(f), a pro rata portion of each asset of the Fund, including a pro rata portion of each asset of any Underlying Fund that is a closed fund, is treated as an asset of the investing segregated asset account for purposes of determining whether the segregated asset account is adequately diversified. See also, Revenue Ruling 2005-7.

Also, a contract holder should not be able to direct the Fund’s investment in any particular asset so as to avoid the prohibition on investor control. The Treasury Department may issue future pronouncements addressing the circumstances in which a variable contract owner’s control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any such pronouncements or when, if at all, these pronouncements may be issued.

OTHER TAX CONSEQUENCES

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to the separate account. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to the separate account may be qualified dividends eligible for the corporate dividends received deduction. See the discussion below under the heading, “Dividends-Received Deduction for Corporations.”

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gain. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of its shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in its Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see “Tax Treatment of Portfolio Transactions—Investments in U.S. REITs” below).

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Internal Revenue Code on the corporation claiming the deduction. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to the Fund’s shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to its shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions—Securities Lending” below.

Tax Credit Bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Consent Dividends. The Fund may utilize the consent dividend provisions of section 565 of the Internal Revenue Code to make distributions. Provided that all shareholders agree in a consent filed with the income tax return of the Fund to treat as a dividend the amount specified in the consent, the amount will be considered a distribution just as any other distribution paid in money and reinvested back into the Fund.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, effect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to shareholders, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign Income Tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. Internal Revenue Code Section 860E(f) further provides that, except as provided in regulations (which have not been issued), with respect to any variable contract (as defined in section 817), there shall be no adjustment in the reserve to the extent of any excess inclusion. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities Lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles.

Investments in Securities of Uncertain Tax Character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S.

federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

TAX CONSEQUENCES TO SHAREHOLDERS

Since shareholders of the Fund will be the insurance company separate accounts, no discussion is included herein concerning federal income tax consequences for the holders of the contracts. For information concerning the federal income tax consequences to any such holder, see the prospectus relating to the applicable contract.

MAJOR SHAREHOLDERS

It is expected that upon commencement of the public offering, substantially all of each Fund’s shares will be owned by NFA, Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, or any of their affiliates. To the extent NFA and its affiliates (including Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company) directly or indirectly own, control and hold power to vote 25% or more of the outstanding shares of a Fund, it is deemed to have “control” over matters which are subject to a vote of the Fund’s shares.

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company are located at One Nationwide Plaza, Columbus, Ohio 43215. Each of NFA, Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company is wholly owned by Nationwide Financial Services, Inc. (“NFS”). NFS, a holding company, is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

FINANCIAL STATEMENTS

Copies of the Funds’ Semiannual Report are available without charge upon request by writing the Trust or by calling toll free 800-848-0920. Since the Funds are new, the first Semiannual Report will be available on or about June 30, 2013.

APPENDIX A

DEBT RATINGS

STANDARD & POOR’S DEBT RATINGS

A Standard & Poor’s corporate or municipal debt rating is an opinion of the general creditworthiness of an obligor, or the creditworthiness of an obligor with respect to a particular debt security or other financial obligation, based on relevant risk factors.

The debt rating does not constitute a recommendation to purchase, sell, or hold a particular security. In addition, a rating does not comment on the suitability of an investment for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default - capacity and willingness of the obligor as to its financial commitments in a timely manner in accordance with the terms of the obligation.

2.	Nature of and provisions of the obligation.

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting.

INVESTMENT GRADE

AAA -	Debt rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. Capacity to meet financial commitments is extremely strong.

AA -	Debt rated ‘AA’ has a very strong capacity to meet financial commitments and differs from the highest rated issues only in small degree.

A -	Debt rated ‘A’ has a strong capacity to meet financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-	Debt rated ‘BBB’ is regarded as having an adequate capacity meet financial commitments. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet financial commitments for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB -	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet financial commitments.

B -	Debt rated ‘B’ has a greater vulnerability to nonpayment than obligations rated BB but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to meet financial commitments.

CCC -	Debt rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet financial commitments. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to meet its financial commitments.

CC -	Debt rated ‘CC’ typically is currently highly vulnerable to nonpayment.

C -	Debt rated ‘C’ may signify that a bankruptcy petition has been filed, but debt service payments are continued.

D -	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY’S LONG-TERM DEBT RATINGS

Aaa -	Bonds which are rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa -	Bonds which are rated Aa are judged to be of high quality by all standards and are subject to very low credit risk.

A -	Bonds which are rated A are to be considered as upper-medium grade obligations and subject to low credit risk.

Baa -	Bonds which are rated Baa are considered as medium-grade obligations, subject to moderate credit risk and in fact may have speculative characteristics.

Ba -	Bonds which are rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B -	Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa -	Bonds which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca -	Bonds which are rated Ca represent obligations which are highly speculative. Such issues are likely in default, or very near, with some prospect of recovery of principal and interest.

C -	Bonds which are rated C are the lowest rated class of bonds, and are typically in default. There is little prospect for recovery of principal or interest.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s Investors Service, Inc., description of state and municipal note ratings:

MIG-1- Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2- Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG-3- Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG- Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered investment grade and representing the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, a capacity that is highly unlikely to be adversely affected by foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. This rating indicates a very strong capacity for timely payment of financial commitments, a capacity that is not significantly vulnerable to foreseeable events.

A	Bonds considered to be investment grade and represent a low expectation of credit risk. This rating indicates a strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in economic conditions or circumstances than long term debt with higher ratings.

BBB	Bonds considered to be in the lowest investment grade and indicates that there is currently low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in economic conditions and circumstances are more likely to impair this capacity.

BB	Bonds are considered speculative. This rating indicates that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Bonds are considered highly speculative. This rating indicates that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC and C	Bonds are considered a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ rating signal imminent default.

DDD, DD and D	Bonds are in default. Such bonds are not meeting current obligations and are extremely speculative. ‘DDD’ designates the highest potential for recovery of amounts outstanding on any securities involved and ‘D’ represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR’S COMMERCIAL PAPER RATINGS

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from ‘A-1’ for the highest quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1	This highest category indicates that capacity to meet financial commitments is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity to meet financial commitments is satisfactory, although more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

A-3	Issues carrying this designation have adequate protections. They are, however, more vulnerable to adverse economic conditions or changing circumstances which could weaken capacity to meet financial commitments.

B	Issues rated ‘B’ are regarded as having significant speculative characteristics.

C	This rating is assigned to short-term debt obligations that are vulnerable to nonpayment and dependent on favorable business, financial, and economic conditions in order to meet financial commitments.

D	Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

STANDARD & POOR’S NOTE RATINGS

An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

The following criteria will be used in making the assessment:

1.	Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

2.	Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong capacity to pay principal and interest are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

MOODY’S SHORT-TERM RATINGS

Moody’s short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. These obligations have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior capacity to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY’S NOTE RATINGS

MIG 1/VMIG 1	Notes bearing this designation are of superior credit quality, enjoying excellent protection by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	Notes bearing this designation are of strong credit quality, with margins of protection ample although not so large as in the preceding group.

MIG 3/VMIG 3	Notes bearing this designation are of acceptable credit quality, with possibly narrow liquidity and cash-flow protection. Market access for refinancing is likely to be less well established.

SG	Notes bearing this designation are of speculative-grade credit quality and may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

F-1+	Best quality, indicating exceptionally strong capacity to meet financial commitments.

F-1	Best quality, indicating strong capacity to meet financial commitments.

F-2	Good quality with satisfactory capacity to meet financial commitments.

F-3	Fair quality with adequate capacity to meet financial commitments but near term adverse conditions could impact the commitments.

B	Speculative quality and minimal capacity to meet commitments and vulnerability to short-term adverse changes in financial and economic conditions.

C	Possibility of default is high and the financial commitments are dependent upon sustained, favorable business and economic conditions.

D	In default and has failed to meet its financial commitments.

APPENDIX B

APPENDIX B - PROXY VOTING GUIDELINES SUMMARIES

Nationwide Fund Advisors

GENERAL

The Board of Trustees of Nationwide Mutual Funds and Nationwide Variable Insurance Trust (the “Funds”) has approved the continued delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to each Fund’s investment adviser or sub-adviser, as the case may be, after the Board reviewed and considered the proxy voting policies and procedures used by each of the investment advisers and sub-advisers of the Funds, some of which advisers and sub-advisers use an independent service provider, as described below.

Nationwide Fund Advisors (“NFA” or the “Adviser”), is an investment adviser that is registered with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). NFA currently provides investment advisory services to registered investment companies (hereinafter referred to collectively as “Clients”).

Voting proxies that are received in connection with underlying portfolio securities held by Clients is an important element of the portfolio management services that NFA performs for Clients. NFA’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of Clients; and (ii) that avoid the influence of conflicts of interest. To implement this goal, NFA has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that, where NFA has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

The proxy voting records of the Funds are available to shareholders on the Trust’s website, www.nationwide.com/mutualfundsnvit, and the SEC’s website.

HOW PROXIES ARE VOTED

NFA has delegated to RiskMetrics Group ISS Governance Services (“RiskMetrics”), an independent service provider, the administration of proxy voting for Client portfolio securities directly managed by NFA, subject to oversight by NFA’s “Proxy Voting Committee.” Risk Metrics, a Delaware corporation, provides proxy-voting services to many asset managers on a global basis. The NFA Proxy Voting Committee has reviewed, and will continue to review annually, the relationship with Risk Metrics and the quality and effectiveness of the various services provided by Risk Metrics.

Specifically, Risk Metrics assists NFA in the proxy voting and corporate governance oversight process by developing and updating the “Risk Metrics Proxy Voting Guidelines,” which are incorporated into the Proxy Voting Guidelines, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. NFA’s decision to retain Risk Metrics is based principally on the view that the services that Risk Metrics provides, subject to oversight by NFA, generally will result in proxy voting decisions which serve the best economic interests of Clients. NFA has reviewed, analyzed, and determined that the Risk Metrics Proxy Voting Guidelines are consistent with the views of NFA on the various types of proxy proposals. When the Risk Metrics Proxy Voting Guidelines do not cover a specific proxy issue and Risk Metrics does not provide a recommendation: (i) Risk Metrics will notify NFA; and (ii) NFA will use its best judgment in voting proxies on behalf of the Clients. A summary of the Risk Metrics Proxy Voting Guidelines is set forth below.

CONFLICTS OF INTEREST

NFA does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Client proxies are voted by Risk Metrics pursuant to the pre-determined Risk Metrics Proxy Voting Guidelines, NFA generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of Clients do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Client and those of NFA (or between a Client and those of any of NFA’s affiliates, including Nationwide Fund Distributors LLC and Nationwide), then the proxy should be voted strictly in conformity with the recommendation of Risk Metrics. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of Risk Metrics must be reported by the NFA Proxy Voting Committee to the chief counsel for NFA. The chief counsel for NFA then will provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If NFA then casts a proxy vote that deviates from a Risk Metrics recommendation, the affected Client (or other appropriate Client authority) will be given a report of this deviation.

CIRCUMSTANCES UNDER WHICH PROXIES WILL NOT BE VOTED

NFA, through Risk Metrics, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which NFA will not process a proxy because it is impractical or too expensive to do so. For example, NFA will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when NFA has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, NFA generally will not seek to recall the securities on loan for the purpose of voting the securities — except, in regard to a sub-advised Fund, for those proxy votes that a sub-adviser (retained to manage the sub-advised Fund and overseen by NFA) has determined could materially affect the security on loan. The Firm will seek to have the appropriate Sub-adviser(s) vote those proxies relating to securities on loan that are held by a Sub-advised Nationwide Fund that the Sub-adviser(s) has determined could materially affect the security on loan.

DELEGATION OF PROXY VOTING TO SUB-ADVISERS TO FUNDS

For any Fund, or portion of a Fund that is directly managed by a sub-adviser, the Trustees of the Fund and NFA have delegated proxy voting authority to that sub-adviser. Each sub-adviser has provided its proxy voting policies to the Board of Trustees of the Fund and NFA for their respective review and these proxy voting policies are described below. Each sub-adviser is required (1) to represent quarterly to NFA that all proxies of the Fund(s) advised by the sub-adviser were voted in accordance with the sub-adviser’s proxy voting policies as provided to NFA and (2) to confirm that there have been no material changes to the sub-adviser’s proxy voting policies.

2011 RMG PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the proxy voting policy guidelines for 2011.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability

2.	Board Responsiveness

3.	Director Independence

4.	Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Takeover Defenses:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election — any or all appropriate nominees (except new) may be held accountable;

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Majority vote standard for director elections with no carve out for contested elections;

•	The inability for shareholders to call special meetings;

•	The inability for shareholders to act by written consent;

•	A dual-class structure; and/or

•	A non-shareholder approved poison pill.

1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6. the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company’s equity plan;

1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

1.17. Failure to replace management as appropriate; or

1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4. The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	If the director’s total service was three meetings or fewer and the director missed only one meeting.

These reasons for directors’ absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

4.3. Sit on more than six public company boards; or

4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

•	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

•	serves as liaison between the chairman and the independent directors;

•	approves information sent to the board;

•	approves meeting agendas for the board;

•	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	has the authority to call meetings of the independent directors;

•	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

•	Egregious compensation practices;

•	Multiple related-party transactions or other issues putting director independence at risk;

•	Corporate and/or management scandals;

•	Excessive problematic corporate governance provisions; or

•	Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;

•	The consent threshold;

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered[3] right for shareholders to call special meetings at a 10 percent threshold;

•	A majority vote standard in uncontested director elections;

•	No non-shareholder-approved pill; and

•	An annually elected board.

[3]

“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•

The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•

In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices— dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.

Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management “say on pay” (MSOP) proposals;

•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):

•	In egregious situations;

•	When no MSOP item is on the ballot; or

•	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or

•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

•	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

•	Unclear explanation of how the CEO is involved in the pay setting process;

•	Retrospective performance targets and methodology not discussed;

•	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company’s golden parachute compensation, consistent with ISS’ policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

•	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

•	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

•

Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Potentially excessive severance payments;

•	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

•

In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

•

The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management “say on pay”), ISS will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•

The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment ; or

•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines;

•	A holding period requirement coupled with a significant long-term ownership requirement; or

•	A meaningful retention ratio;

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;

•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

•	Rigorous stock ownership guidelines, or

•	A holding period requirement coupled with a significant long-term ownership requirement, or

•	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

•	When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company’s efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

•	Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;

•	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•	The company’s current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock”) The Company has adopted, as its proxy voting policies for each Fund for which BLACKROCK INVESTMENT MANAGEMENT, LLC acts as subadvisor (“each Fund”), the proxy voting guidelines of BLACKROCK INVESTMENT MANAGEMENT LLC. The Company has delegated to BLACKROCK INVESTMENT MANAGEMENT, LLC the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BLACKROCK INVESTMENT MANAGEMENT, LLC’s role in implementing such guidelines.

BLACKROCK INVESTMENT MANAGEMENT, LLC votes (or refrains from voting) proxies for each Fund in a manner that BLACKROCK INVESTMENT MANAGEMENT, LLC, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BLACKROCK INVESTMENT MANAGEMENT, LLC may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BLACKROCK INVESTMENT MANAGEMENT, LLC’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BLACKROCK INVESTMENT MANAGEMENT, LLC recalling loaned securities in order to ensure they are voted. Periodically, BLACKROCK INVESTMENT MANAGEMENT, LLC analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BLACKROCK INVESTMENT MANAGEMENT, LLC will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BLACKROCK INVESTMENT MANAGEMENT, LLC’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BLACKROCK INVESTMENT MANAGEMENT, LLC may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BLACKROCK INVESTMENT MANAGEMENT, LLC votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BLACKROCK INVESTMENT MANAGEMENT, LLC or BLACKROCK INVESTMENT MANAGEMENT, LLC’s affiliates. When voting proxies, BLACKROCK INVESTMENT MANAGEMENT, LLC attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BLACKROCK INVESTMENT MANAGEMENT, LLC maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BLACKROCK INVESTMENT MANAGEMENT, LLC or BLACKROCK INVESTMENT MANAGEMENT, LLC’s affiliates (if any) from having undue influence on BLACKROCK INVESTMENT MANAGEMENT, LLC’s proxy voting activity. In certain instances, BLACKROCK INVESTMENT MANAGEMENT, LLC may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BLACKROCK INVESTMENT MANAGEMENT, LLC with instructions as to how to vote such proxies. In the latter case, BLACKROCK INVESTMENT MANAGEMENT, LLC votes the proxy in accordance with the independent fiduciary’s determination.

APPENDIX C

PORTFOLIO MANAGERS

Information as of December 31, 2012

INVESTMENTS IN EACH FUND

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund[1]
Nationwide Fund Advisors
Thomas R. Hickey, Jr.	NVIT Cardinal Managed Growth Fund	None
	NVIT Cardinal Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None
Blackrock Investment Management, LLC
Zlatoko Martinic Calvin Lee	NVIT Cardinal Managed Growth Fund	None
	NVIT Cardinal Managed Growth & Income Fund	None
	NVIT Investor Destinations Managed Growth Fund	None
	NVIT Investor Destinations Managed Growth & Income Fund	None

[1]

This column reflects investments in a variable insurance contract, owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934), that has been allocated to subaccounts that have purchased shares of the Funds. A portfolio manager is presumed to be the beneficial owner of subaccount securities that are held by his or her immediate family members that share the same household as the portfolio manager.

DESCRIPTION OF COMPENSATION STRUCTURE

Nationwide Fund Advisors (“NFA”)

NFA uses a compensation structure that is designed to attract and retain high-caliber investment professionals. Portfolio managers are compensated based primarily on the scale and complexity of all of their NFA responsibilities, including but not limited to portfolio responsibilities. Portfolio manager compensation is reviewed annually and may be modified at any time as appropriate to adjust the factors used to determine bonuses or other compensation components.

Each portfolio manager is paid a base salary that NFA believes is industry competitive in light of the portfolio manager’s experience and responsibility. In addition, each portfolio manager is eligible to receive an annual cash bonus that is derived from both quantitative and non-quantitative factors. Quantitative factors include the financial performance of NFA or its parent company. Fund performance is not a specific factor in determining a portfolio manager’s compensation. Also significant in annual compensation determinations are subjective factors as identified by NFA’s Chief Executive Officer or such other managers as may be appropriate. The compensation of portfolio managers with other job responsibilities (such as managerial, providing analytical support for other accounts, etc.) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. Annual bonuses may vary significantly from one year to the next based on all of these factors. High performing portfolio managers may receive annual bonuses that constitute a substantial portion of their respective total compensation.

Portfolio managers also are eligible to participate in a non-qualified deferred compensation plan sponsored by Nationwide Mutual Life Insurance Company, NFA’s ultimate parent company. Such plan affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation. Portfolio managers also may participate in benefit plans and programs available generally to all NFA employees.

BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, a subjective determination is made with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager. With respect to these portfolio managers, their performance is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Mr. Martinic has unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

OTHER MANAGED ACCOUNTS

(As of December 31, 2012)

The following chart summarizes information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately.

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category
Nationwide Fund Advisors
Thomas R. Hickey, Jr.	Mutual Funds: 31 accounts, $23.463 billion total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Blackrock Investment Management, LLC
Zlatoko Martinic	Mutual Funds: 10 accounts, $110.5 million total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

Calvin Lee	Mutual Funds: 4 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

Nationwide Fund Advisors (“NFA”):

It is possible that conflicts of interest may arise in connection with the portfolio manager’s management of the Funds on the one hand, and other accounts or activities for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises or activities in which he participates. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts or products, a portfolio manager may take action with respect to another account or product that differs from the action taken with respect to the Fund. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

BlackRock Investment Management, LLC

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Mr. Radell may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mr. Radell may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

PART C

OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	Second Amended and Restated Agreement and Declaration of Trust, amended and restated as of June 17, 2009, (the “Amended Declaration”), of Registrant, Nationwide Variable Insurance Trust, a Delaware Statutory Trust (the “Trust” or “NVIT”), previously filed as Exhibit EX-23.a with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(1)	Amending Resolutions dated December 14, 2010, to the Amended Declaration previously filed as Exhibit
EX-28.a.1 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(2)	Amending Resolutions dated September 6, 2012, to the Amended Declaration, previously filed as Exhibit
EX-28.a.2 with the Trust’s registration statement on December 21, 2012, is hereby incorporated by reference.

(3) Amending Resolutions dated December 11, 2012, to the Amended Declaration, is filed herewith as Exhibit EX-28.a.3.

(b)	Second Amended and Restated Bylaws, amended and restated as of June 17, 2009 (the “Amended Bylaws”), of the Trust, previously filed as Exhibit EX-23.b with the Trust’s registration statement on August 26, 2009, is hereby incorporated by reference.

(c)	Certificates for shares are not issued. Articles III, V and VI of the Amended Declaration and Article II and Article VII of the Amended Bylaws incorporated by reference to Exhibit (a) and (b), respectively, hereto, define the rights of holders of shares.

(d)	Investment Advisory Agreement

(1) Investment Advisory Agreement among the Trust and Nationwide Fund Advisors (“NFA”) dated May 1, 2007, previously filed as Exhibit EX-23.d.1 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(a) Exhibit A, effective May 1, 2007, as amended May 1, 2013 to the Investment Advisory Agreement among the Trust and NFA, previously filed as Exhibit EX-28.d.1.a with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(2) Subadvisory Agreements

(a) Amended and Restated Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company for the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, which are series of the Trust, dated May 1, 2007, as amended April 2, 2009, previously filed as Exhibit 23.d.2.d with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(i) Exhibit A, effective May 1, 2007, as amended December 2, 2009, to the Subadvisory Agreement among the Trust, NFA and Federated Investment Management Company, previously filed as Exhibit EX-28.d.2.b.i with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(b)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Morgan Stanley Investment Management, Inc. (an assignee of Morgan Stanley Investments LP, formerly Miller Anderson & Sherrerd, LP) for the NVIT Multi-Manager Small Company Fund and NVIT Real Estate Fund, which are series of the Trust, effective May 1, 2007, as amended April 30, 2010, previously filed as Exhibit EX-d.2.c with the Trust’s registration statement on April 30, 2010, is hereby incorporated by reference.

(c)	Subadvisory Agreement among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, which are series of the Trust, dated May 1, 2007, previously filed as Exhibit 23.d.2.g with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective May 1, 2007, as amended July 8, 2011, to the Subadvisory Agreement among the among the Trust, NFA and J.P. Morgan Investment Management, Inc. for the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund, series of the Trust, previously filed as Exhibit EX-d.2.c.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(d)	Subadvisory Agreement among the Trust, NFA and Epoch Investment Partners, Inc. for the NVIT Multi-Manager Small Cap Value Fund, a series of the Trust, dated March 27, 2013, previously filed as Exhibit EX-28.d.2.d with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(e)	Amended Subadvisory Agreement among the Trust, NFA and BlackRock Investment Management, LLC for the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund and NVIT Bond Index Fund, which are series of the Trust, dated May 1, 2007, as amended June 16, 2010, previously filed as Exhibit EX-28.d.2.g with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i) Form of Exhibit A, effective May 1, 2007, as amended , to the Subadvisory Agreement among the Trust, NFA, and BlackRock Investment Management, LLC, is filed as Exhibit EX-28.d.2.e.i.

(g)	Subadvisory Agreement among the Trust, NFA and Morley Capital Management, Inc. for the NVIT Enhanced Income Fund, a series of the Trust, dated September 1, 2007, previously filed as Exhibit 23.d.2.l with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective September 1, 2007, as amended May 1, 2009, to the Subadvisory Agreement among the Trust, NFA, and Morley Capital Management, Inc., previously filed as Exhibit EX-28.d.2.g.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(h)	Subadvisory Agreement among the Trust, NFA and Putnam Investment Management, LLC for the NVIT Multi-Manager Small Company Fund, a series of the Trust, dated November 9, 2007, previously filed as Exhibit 23.d.2.p with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective May 1, 2007, as amended July 8, 2011, to the Subadvisory Agreement among the Trust, NFA, and Putnam Investment Management, LLC is previously filed as Exhibit EX-28.d.2.h.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(i)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management LLC for the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund and Neuberger Berman NVIT Socially Responsible Fund, which are series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.o with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(i) Exhibit A, effective May 4, 2009, amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Neuberger Berman Management LLC, is previously filed as Exhibit EX-28.d.2.i.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(j)	Subadvisory Agreement among the Trust, NFA and Neuberger Berman Fixed Income LLC for the NVIT Core Plus Bond Fund, a series of the Trust, dated May 4, 2009, previously filed as Exhibit EX-23.d.2.p with the Trust’s registration statement on June 23, 2009, is hereby incorporated by reference.

(k)	Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.s with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective March 24, 2008, as amended July 1, 2011, to the Subadvisory Agreement among the Trust, NFA and Wells Capital Management, Inc., previousy filed as Exhibit EX-28.d.2.k.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(l)	Amended and Restated Subadvisory Agreement among the Trust, NFA and Invesco Advisers, Inc. (“Invesco”) for the NVIT Multi-Manager International Growth Fund, Invesco NVIT Comstock Value Fund (formerly Van Kampen NVIT Comstock Value Fund and NVIT International Equity Fund , series of the Trust, effective March 24, 2008, as amended June 1, 2010, previously filed as Exhibit EX-28.d.2.o with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i) Exhibit A, Effective March 28, 2008, as amended March 18, 2011, to the Subadvisory Agreement among the Trust, NFA and Invesco, previously filed as Exhibit EX-28.d.2.n.i with the Trust’s registration statement on April 28, 2011, is hereby incorporated by reference.

(m)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Government Bond Fund, a series of the Trust, dated January 1, 2008, previously filed as Exhibit 23.d.2.v with the Trust’s registration statement on February 8, 2008, is hereby incorporated by reference.

	(i)	Exhibit A, effective March 11, 2010, as amended May 1, 2011, to the Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.m.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(ii)	Form of Exhibit A, effective March 11, 2010, as amended May 1, 2013, to the Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC, pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.m.ii with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(n)	Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. for the NVIT Multi-Manager Mid Cap Value Fund, American Century NVIT Growth Fund (formerly, NVIT Growth Fund), American Century NVIT Multi Cap Value Fund and NVIT Multi-Manager International Growth Fund, which are series of the Trust, dated March 11, 2010, previously filed as Exhibit EX-28.d.2.q with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

	(i)	Exhibit A, effective March 11, 2010, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and American Century Investment Management, Inc. pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.n.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(o)	Subadvisory Agreement among the Trust, NFA and Columbia Management Investment Advisers, LLC (formerly RiverSource Investments LLC) for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.w with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

	(i)	Exhibit A, effective March 24, 2008, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Columbia Management Investment Advisers, LLC, for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed as Exhibit EX-28.d.2.o.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(p)	Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.x with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

	(i)	Exhibit A, effective March 24, 2008, as amended July 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Thompson, Siegel & Walmsley LLC for the NVIT Multi-Manager Mid Cap Value Fund, a series of the Trust, previously filed as Exhibit EX-28.d.2.p.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(q)	Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc. for the NVIT Nationwide Fund, NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, dated October 1, 2007, previously filed as Exhibit 23.d.2.bb with the Trust’s registration statement on December 20, 2007, is hereby incorporated by reference.

(i) Exhibit A, effective October 1, 2007, as amended October 18 , 2010, to the Subadvisory Agreement among the Trust, NFA and Aberdeen Asset Management Inc., pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.t.i with the Trust’s registration statement on December 29, 2010, is hereby incorporated by reference.

(r)	Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated March 24, 2008, previously filed as Exhibit 23.d.2.aa with the Trust’s registration statement on March 27, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective March 24, 2008, as amended March 20, 2013, to the Subadvisory Agreement among the Trust, NFA and Wellington Management Company, LLP for the NVIT Multi-Manager Large Cap Value Fund and NVIT Small Cap Growth Fund, series of the Trust, previously filed as Exhibit EX-28.d.2.r.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(s)	Subadvisory Agreement among the Trust, NFA and Nationwide Asset Management, LLC for the NVIT Core Bond Fund and NVIT Short Term Bond Fund, which are series of the Trust, dated March 24, 2008, previously filed with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(t)	Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc. for the NVIT Multi-Manager Small Cap Growth Fund and Oppenheimer NVIT Large Cap Growth Fund, which are series of the Trust, dated October 1, 2008, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(i) Exhibit A, effective October 1, 2008, as amended July 11, 2011, to the Subadvisory Agreement among the Trust, NFA and OppenheimerFunds, Inc., pertaining to certain series of the Trust, previously filed as Exhibit EX-28.d.2.t.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(u)	Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P. for the NVIT Multi Sector Bond Fund, a series of the Trust, dated June 16, 2010, previously filed as Exhibit 28.d.2.y with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i) Exhibit A, effective June 16, 2010, as amended April 2, 2012, to the Subadvisory Agreement among the Trust, NFA and Logan Circle Partners, L.P., previously filed as Exhibit EX-28.d.2.u.i with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(v)	Subadvisory Agreement among the Trust, NFA and Templeton Investment Counsel, LLC, for the Templeton NVIT International Value Fund, a series of the Trust, dated March 24, 2009, previously filed as Exhibit 23.d.2.ee with the Trust’s registration statement on April 24, 2009, is hereby incorporated by reference.

(w)	Subadvisory Agreement among the Trust, NFA and Diamond Hill Capital Management, Inc. for the NVIT Nationwide Fund, a series of the Trust, dated October 18, 2010, previously filed as Exhibit EX-28.d.2.bb with the Trust’s registration statement on October 12, 2010, is hereby incorporated by reference.

(x)	Subadvisory Agreement among the Trust, NFA and Winslow Capital Management, Inc. for the NVIT Multi-Manager Large Cap Growth Fund, a series of the Trust, dated June 25, 2010, previously filed as Exhibit EX-28.d.2.cc with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(y)	Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management LLC for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, dated June 25, 2010, previously filed as Exhibit EX-28.d.2.dd with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

(i)	Exhibit A, effective June 25, 2010, as amended September 21, 2011, to the Subadvisory Agreement among the Trust, NFA and The Boston Company Asset Management LLC for the NVIT Multi-Manager Large Cap Value Fund, a series of the Trust, previously filed as Exhibit EX-28.d.2.y.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(z)	Subadvisory Agreement among the Trust, NFA and Dimensional Fund Advisors LP dated January 10, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on January 20, 2012, is hereby incorporated by reference.

(aa)	Subadvisory Agreement among the Trust, NFA and Pyramis Global Advisors, LLC for the NVIT Multi-Manager Large Cap Growth Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.aa with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(bb)	Subadvisory Agreement among the Trust, NFA and Massachusetts Financial Services Company for the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund dated April 2, 2012, previously filed as Exhibit EX-28.d.2.ab with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(cc)	Subadvisory Agreement among the Trust, NFA and LWI Financial Inc. for the Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund dated January 7, 2013, previously filed as Exhibit EX-28.d.2.cc with the Trust’s registration statement on February 11, 2013, is hereby incorporated by reference.

(dd)	Subadvisory Agreement among the Trust, NFA and Brookfield Investment Management, Inc. for the NVIT Real Estate Fund dated April 1, 2013 is previously filed as Exhibit EX-28.d.2.dd.

(ee)	Form of Subadvisory Agreement among the Trust, NFA and HighMark Capital Management, Inc. for the NVIT Nationwide Fund and NVIT Enhanced Income Fund dated May 1, 2013, previously filed as Exhibit EX-28.d.2.ee with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(e)	(1)	Underwriting Agreement dated May 1, 2007 between the Trust and Nationwide Fund Distributors LLC (“NFD”) previously filed as Exhibit 23.e with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

		(a)	Schedule A to the Underwriting Agreement dated May 1, 2007, as amended May 1, 2013, between the Trust and NFD, previously filed as Exhibit EX-28.e.1.a with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(f)	Not applicable.

(g)	(1)	Global Custody Agreement dated April 4, 2003 between the Trust and JPMorgan Chase Bank previously filed as Exhibit 23.g.2 with the Trust’s registration statement on April 28, 2003, assigned to the Trust and is hereby incorporated by reference.

		(a)	Amendment to the Global Custody Agreement dated March 11, 2011, as amended April 4, 2003, and December 2, 2009, previously filed as Exhibit EX-28.g.1.a with the Trust’s registration statement on April 28, 2011, is hereby incorporated by reference.

		(b)	Amendment to Global Custody Agreement dated as of January 12, 2006 between the Trust and JPMorgan Chase Bank previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(c)	Waiver to Global Custody Agreement dated as of May 2, 2005 previously filed as Exhibit EX-28.g.1.b with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference.

		(d)	Rider to Global Custody Agreement Cash Trade Execution Product previously filed as Exhibit EX-28.g.1.d with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

		(e)	Concentration Accounts Agreement dated December 2, 2009, between the Trust and JPMorgan Chase Bank, previously filed as Exhibit EX-28.g.1.e with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

		(f)	Fund List to Global Custody Agreement dated April 4, 2003, amended May 1, 2013 between the Trust and JPMorgan Chase Bank previously filed as Exhibit EX-28.g.1.f with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(h)	(1)	Joint Fund Administration and Transfer Agency Agreement, effective May 1, 2010, between the Trust, Nationwide Mutual Funds and Nationwide Fund Management LLC, previously filed as Exhibit EX-28.h.1 with the Trust’s registration statement on September 14, 2010, is hereby incorporated by reference.

	(2)	Administrative Services Plan effective May 1, 2007, as amended May 1, 2013, is filed herewith as Exhibit EX-28.h.2.

		(a)	Form of Servicing Agreement previously filed with Post-Effective Amendment No. 55 to the Registration Statement on Form N-lA on October 15, 2002, is hereby incorporated by reference.

(3)	Expense Limitation Agreement dated May 1, 2007 between the Trust and NFA relating to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund, NVIT Enhanced Income Fund, NVIT Multi-Manager Large Cap Growth Fund, NVIT Multi-Manager Mid Cap Growth Fund, NVIT Multi-Manager International Growth Fund, NVIT Core Plus Bond Fund, Neuberger Berman NVIT Socially Responsible Fund, NVIT Cardinal Conservative Fund, NVIT Cardinal Moderately Conservative Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Aggressive Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager Large Cap Value Fund, NVIT Large Cap Growth Fund, American Century NVIT Multi Cap Value Fund, Templeton NVIT International Value Fund, NVIT Investor Destinations Capital Appreciation Fund, NVIT Investor Destinations Balanced Fund, NVIT Multi Sector Bond Fund, NVIT Multi-Manager Small Cap Growth Fund, Loring Ward NVIT Moderate Fund and Loring Ward NVIT Capital Appreciation Fund , which are series of the Trust, previously filed as Exhibit EX-23.h.3 with the Trust’s registration statement on April 14, 2008, is hereby incorporated by reference.

(a)	Exhibit A to the Expense Limitation Agreement effective May 1, 2007, as amended May 1, 2013, previously filed as Exhibit EX-28.h.3.a with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(b)	Amendment to the Expense Limitation Agreement effective December 11, 2012, previously filed as Exhibit EX-28.h.3.b with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(4)	Form of Indemnification Agreement between the Trust and each of its trustees and certain of its officers previously filed as Exhibit EX-23.h.5 with the Trust’s registration statement on April 28, 2005, is hereby incorporated by reference. Specific agreements are between the Trust and each of the following: Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, David C. Wetmore, Michael A. Krulikowski, and Gerald J. Holland.

(5)	Assignment and Assumption Agreement between NVIT-Massachusetts (“NVIT-MA”) and the Trust, dated as of May 2, 2005, assigning NVIT-MA’s titles, right, benefit and privileges in and to certain contracts in the Agreement previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on January 17, 2006, is hereby incorporated by reference.

(6)	Fund Participation Agreement dated May 1, 2007 by and among the Trust, NFA, NFD, Nationwide Financial Services, Inc., American Funds Insurance Series and Capital Research and Management Company, previously filed as Exhibit EX-23.h.6 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

(7)	Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC dated May 1, 2007, for the American Funds NVIT Growth Fund, American Funds NVIT Global Growth Fund, American Funds NVIT Asset Allocation Fund, American Funds NVIT Bond Fund and American Funds NVIT Growth-Income Fund (collectively, the “Feeder Funds”) previously filed as Exhibit EX-23.h.7 with the Trust’s registration statement on April 30, 2007, is hereby incorporated by reference.

(a)	Appendix A to the Master-Feeder Services Agreement between the Trust and Nationwide Fund Management LLC effective May 1, 2007, renewed May 1, 2012, previously filed as Exhibit EX-28.h.7.a with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(8)	Fee Waiver Agreement between the Trust and NFM effective as of May 1, 2013, relating to the Feeder Funds previously filed as Exhibit EX-28.h.8 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(9)	Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2013, relating to the NVIT Cardinal Aggressive Fund, NVIT Cardinal Moderately Aggressive Fund, NVIT Cardinal Capital Appreciation Fund, NVIT Cardinal Moderate Fund, NVIT Cardinal Balanced Fund, NVIT Cardinal Moderately Conservative Fund and NVIT Cardinal Conservative Fund, which are series of the Trust previously filed as Exhibit EX-28.h.9 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(10)	Fee Waiver Agreement between the Trust and NFD effective as of May 1, 2013, relating to the Neuberger Berman NVIT Socially Responsible Fund, which is a series of the Trust, previously filed as Exhibit EX-28.h.10 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(11)	Fee Waiver Agreement between the Trust and NFD, relating to the American Century NVIT Multi Cap Value Fund, effective May 1, 2013, which is a series of the Trust, previously filed as Exhibit EX-28.h.11 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(12)	Fee Waiver Agreement between the Trust and NFA, relating to the American Century NVIT Growth Fund, effective May 1, 2013, which is a series of the Trust, previously filed as Exhibit EX-28.h.12 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(13)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Nationwide Fund effective May 1, 2013, which is a series of the Trust, previously filed as Exhibit EX-28.h.13 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(14)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager International Value Fund and NVIT Multi-Manager Small Cap Value Fund, which are series of the Trust effective May 1, 2013 previously filed as Exhibit EX-28.h.14 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(15)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Developing Markets Fund and NVIT Emerging Markets Fund, which are series of the Trust, effective May 1, 2013 previously filed as Exhibit EX-28.h.15 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(16)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Large Cap Growth Fund effective May 1, 2013 previously filed as Exhibit EX-28.h.16 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(17)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager Mid Cap Growth Fund and NVIT Multi-Manager Mid Cap Value Fund, which are series of the Trust, effective May 1, 2013, previously filed as Exhibit EX-28.h.17 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(18)	Fund of Funds Participation Agreement dated January 7, 2013 by and among the Trust, on behalf of the Loring Ward Capital Appreciation Fund and the Loring Ward Moderate Fund, NFA, DFA Investment Dimensions Group Inc., on behalf of certain series of its Trust, and Dimensional Fund Advisors LP, previously filed as Exhibit EX.23.h.18 with the Trust’s registration statement on February 11, 2013, is hereby incorporated by reference.

	(19)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund, which are series of the Trust, effective May 1, 2013, is filed herewith as Exhibit Ex-28.h.19.

	(20)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Government Bond Fund, a series of the Trust, effective May 1, 2013, previously filed as Exhibit Ex-28.h.20 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(21)	Fee Waiver Agreement between the Trust and NFA, relating to the NVIT Real Estate Fund, a series of the Trust, effective May 1, 2013, previously filed as Exhibit Ex-28.h.21 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(22)	Fund Participation Agreement dated May 2, 2005 by and among the NFA, NFD, and Nationwide Financial Services, Inc. (“NFS”) previously filed as Exhibit EX-28.h.22 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(i) Form of Amendment to Fund Participation Agreement by and among, NFA, NFD, and NFS dated May 1, 2013, relating to certain series of the Trust, previously filed as Exhibit EX-28.h.22.i with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(i)		(1) Legal opinion of Stradley Ronon Stevens & Young, LLP, with respect to certain series of the Trust, dated April 26, 2013, is filed herewith as Exhibit EX-28.i.1.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	(1)	Distribution Plan under Rule 12b-1 effective May 1, 2007, as amended May 1, 2013, previously filed as Exhibit Ex-28.m.1 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(n)	(1)	Rule 18f-3 Plan effective May 1, 2007, as amended May 1, 2013, previously filed as Exhibit Ex-28.n.1 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(o)	Not applicable.

(p)	(1)	Code of Ethics for the Trust dated December 3, 2008, previously filed as Exhibit 23.p.1 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

	(2)	Code of Ethics dated June 30, 2011 for NFA previously filed as Exhibit EX-28.p.2 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(3)	Code of Ethics dated May 18, 2007 for NFD previously filed as Exhibit 23.p.3 with the Trust’s registration statement on March 24, 2008, is hereby incorporated by reference.

(4)	Code of Ethics dated September 30, 2012 for Federated Investment Management Company previously filed as Exhibit EX-28.p.4 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(5)	Code of Ethics dated July 15, 2011 for JPMorgan Investment Management, Inc. previously filed as Exhibit EX-28.p.5 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(6)	Advisory Employee Investment Transaction Policy dated January 15, 2009 for BlackRock Investment Management, LLC, previously filed as Exhibit 23.p.7 with the Trust’s registration statement on March 20, 2009, is hereby incorporated by reference.

(7)	Code of Ethics dated January 1, 2013 for Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC previously filed as Exhibit EX-28.p.7 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(8)	Code of Ethics dated March 1, 2011 for Morgan Stanley Investment Management Inc., previously filed as Exhibit EX-28.p.9 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference

(9)	Code of Ethics dated April 1, 2011 for American Century Investment Management, Inc. previously filed as Exhibit EX-28.p.9 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(10)	Code of Ethics dated October 1, 2012 for Epoch Investment Partners, Inc. previously filed as Exhibit EX-28.p.10 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(11)	Code of Ethics dated March 2011 for the American Funds and The Capital Group Companies, Inc. previously filed as Exhibit EX-28.p.12 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(12)	Code of Ethics dated March 21, 2011 for Putnam Investment Management, LLC, previously filed as Exhibit EX-28.p.14 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(13)	Code of Ethics dated August 2, 2012 for Wells Capital Management Inc., previously filed as Exhibit EX-28.p.13 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(14)	Code of Ethics dated January 1, 2010, for Invesco Advisers, Inc. (formerly, Invesco Aim Capital Management), previously filed as Exhibit EX-28.p.18 with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

(15)	Code of Ethics dated June 1, 2011 for Nationwide Asset Management, LLC previously filed as Exhibit EX-28.p.15 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(16)	Code of Ethics dated May 1, 2010, for Columbia Management Investment Advisers, LLC, previously filed as Exhibit EX-28.p.19 with the Trust’s registration statement on April 15, 2011, is hereby incorporated by reference.

(17)	Code of Ethics dated March 22, 2012 for Thompson, Siegel & Walmsley LLC, previously filed as Exhibit EX-28.p.17 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(18)	Code of Ethics dated March 1, 2012 for Aberdeen Asset Management Inc., perviously filed as Exhibit EX-28.p.18 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(19)	Code of Ethics dated September 1, 2012 for Morley Capital Management Inc., previously filed as Exhibit EX-23.p.19 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(20)	Code of Ethics dated April 1, 2010 for Wellington Management Company, LLP, previously filed as Exhibit EX-28.p.24 with the Trust’s registration statement on April 23, 2010, is hereby incorporated by reference.

(21)	Code of Ethics dated May 25, 2012 for OppenheimerFunds, Inc. previously filed as Exhibit EX-28.p.21 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(22)	Code of Ethics dated May 1, 2010 for Templeton Investment Counsel, LLC, previously filed as Exhibit EX-28.p.22 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(23)	Code of Ethics dated January 1, 2012 for Logan Circle Partners, L.P., previously filed as Exhibit EX-28.p.23 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(24)	Code of Ethics for Diamond Hill Capital Management Inc. dated December 31, 2010 previously filed as Exhibit EX-28.p.24 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(25)	Code of Ethics for Winslow Capital Management, Inc. dated August 15, 2011 previously filed as Exhibit EX-28.p.25 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(26)	Code of Ethics for The Boston Company Asset Management LLC dated March 1, 2012, previously filed as Exhibit EX-28.p.26 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(27)	Code of Ethics for Pyramis Global Advisors, LLC dated April 1, 2012 previously filed as Exhibit EX-28.p.27 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(28)	Code of Ethics for Massachusetts Financial Services Company dated March 27, 2012, previously filed as Exhibit EX-28.p.29 with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(29)	Code of Ethics for Dimensional Fund Advisors LP dated January 1, 2011, previously filed as Exhibit EX-28.p.30 with the Trust’s registration statement on April 24, 2012, is hereby incorporated by reference.

(30)	Code of Ethics for LWI Financial Inc., revised as of January 2012, previously filed as Exhibit EX-28.p.31 with the Trust’s registration statement on December 21, 2012, is hereby incorporated by reference.

	(31)	Code of Ethics for Brookfield Investment Management Inc., dated January 10, 2012, previously filed as Exhibit EX-28.p.31 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(32)	Code of Ethics for HighMark Capital Management Inc., dated September 21, 2012, previously filed as Exhibit EX-28.p.32 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

(q)	(1)	Power of Attorney with respect to the Trust for Charles E. Allen, Paula H.J. Cholmondeley, C. Brent Devore, Phyllis Kay Dryden, Barbara L. Hennigar, Barbara I. Jacobs, Keith F. Karlawish, Douglas F. Kridler, Carol A. Kosel and David C. Wetmore, previously filed as Exhibit EX-28.q.1 with the Trust registration statement on April 22, 2013, is hereby incorporated by reference.

	(2)	Power of Attorney with respect to the Trust for Michael S. Spangler and Joseph Finelli, previously filed as Exhibit 23.q.2 with the Trust’s registration statement on September 25, 2008, is hereby incorporated by reference.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is presently controlled by or under common control with Registrant.

ITEM 30.	INDEMNIFICATION

Indemnification provisions for officers, directors and employees of Registrant are set forth in Article VII, Section 2 of the Amended Declaration. See Item 23(a) above.

The Trust has entered into indemnification agreements with each of the trustees and certain of its officers. The indemnification agreements provide that the Trust will indemnify the indemnitee for and against any and all judgments, penalties, fines, and amounts paid in settlement, and all expenses actually and reasonably incurred by indemnitee in connection with a proceeding that the indemnitee is a party to or is threatened to be made a party to (other than certain exceptions specified in the agreements), to the maximum extent not expressly prohibited by Delaware law or applicable federal securities law and regulations (including without limitation Section 17(h) of the 1940 Act and the rules and regulations issued with respect thereto by the U.S. Securities and Exchange Commission). The Trust also will indemnify indemnitee for and against all expenses actually and reasonably incurred by indemnitee in connection with any proceeding to which indemnitee is or is threatened to be made a witness but not a party. See Item 23(h)(4) above.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

(a)	Nationwide Fund Advisors (“NFA”), the investment adviser to the Trust, also serves as investment adviser to Nationwide Mutual Funds. Except as stated below, the Directors and Officers of NFA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of NFA or its affiliates:

Lee T. Cummings, Senior Vice President of Nationwide Fund Advisors, was Vice President of PrinterLink Communications Group, Inc. from January 2006 to October 2007.

Michael S. Spangler, Director and President of Nationwide Fund Advisors, was Managing Director, Head of Americas Retail and Intermediary Product Management for Morgan Stanley Investment Management from May 2004 to May 2008.

Each of the following persons serves in the same or similar capacity with one or more affiliates of NFA. The address for the persons listed below is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name and Address	Principal Occupation	Position with NFA	Position with Funds
Michael S. Spangler	President and Director of Nationwide Funds Group, which includes NFA, Nationwide Fund Management LLC and Nationwide Fund Distributors LLC	President and Director	President and Chief Executive Officer

Stephen T. Grugeon	Executive Vice President and Chief Operating Officer of Nationwide Funds Group	Director, Executive Vice President and Chief Operating Officer	Executive Vice President

Eric E. Miller	Senior Vice President, General Counsel and Assistant Secretary of Nationwide Funds Group; Secretary of the Trust	Senior Vice President, General Counsel and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President of Nationwide Funds Group	Senior Vice President	Assistant Secretary

Brian Hirsch	Nationwide Funds Group Chief Compliance Officer	Chief Compliance Officer	Chief Compliance Officer

Robert W. Horner	Associate Vice President and Assistant Secretary of Nationwide Mutual Insurance Company	Associate Vice President and Assistant Secretary	N/A

Timothy G. Frommeyer	Senior Vice President and Director Chief Financial Officer of Nationwide Financial Services, Inc.	Director	N/A

Craig D. Stokarski	Associate Vice President of Nationwide Funds Group	Treasurer	N/A

(b)	Information for the Subadvisers

(1)	Aberdeen Asset Management Inc. (“Aberdeen”) acts as subadviser to a sleeve of the NVIT Nationwide Fund. The directors and officers of Aberdeen have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(2)

American Century Investment Management, Inc. (“American Century”) acts as subadviser to the NVIT American Century Growth Fund, NVIT Multi-Manager Mid Cap Value Fund, NVIT Multi-Manager International Growth Fund and American Century

NVIT Multi Cap Value Fund. Except as listed below, the directors and officers of American Century have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position	Other Company	Position with Other Company
James E. Stowers, Jr., Director	Stowers Institute of Medical Research, Stowers Resource Management, Inc. (“SRM”), BioMed Valley Corporation and BioMed Valley Discoveries, Inc. Each of these organizations is part of a biomedical research organization that conducts basic research to find the keys to the causes, treatment and prevention of disease	Serves as a member of the Board of Directors. Mr. Stowers also serves as the co-chair of the SRM board and is a member of SRM’s executive committee

Edward Boyle, Vice President	FX Concepts	Served as Portfolio Manager

(3)	BlackRock Investment Management, LLC (“BlackRock”) acts as subadviser to the NVIT S&P 500 Index Fund, NVIT Small Cap Index Fund, NVIT Mid Cap Index Fund, NVIT International Index Fund, NVIT Bond Index Fund, NVIT Cardinal Managed Growth Fund, NVIT Cardinal Managed Growth & Income Fund, NVIT Investor Destinations Managed Growth Fund and NVIT Investor Destinations Managed Growth & Income Fund. The Directors and Officers of BlackRock have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(4)	Columbia Management Investment Advisers, LLC (“CMIA”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of CMIA have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(6)	Diamond Hill Capital Management, Inc. (“Diamond Hill”) acts as subadviser to a sleeve of the NVIT Nationwide Fund. The Directors and Officers of Diamond Hill have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(7)	Dimensional Fund Advisors LP (“Dimensional”) acts as subadviser to the NVIT Multi-Manager International Value Fund. The directors and officers of Dimensional have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(8)	Epoch Investment Partners, Inc. (“Epoch”) acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund. Except as noted below, the Directors and Officers of Epoch have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities:

Name and Position with Epoch	Other Company	Position with Other Company
Allan R. Tessler Chairman, Epoch Holding Corporation	Limited Brands, Inc.	Director
	TD Ameritrade Holding Corporation	Director
	Steel Partners Holding GP, Inc.	Director, Chairman & CEO
	International Finance Group, Inc.	Director
Peter A. Flaherty Director, Epoch Holding Corporation	McKinsey & Company, Inc.	Director Emeritus
	The Foreign Policy Association, Rockefeller University, The Kenyon Review, TechnoServe	Director
	Arcon Partners, LLC	Managing Director
	NYC Leadership Academy	Director
Jeffrey L. Berenson Director, Epoch Holding Corporation	Berenson & Company, Inc.	President & CEO
	Noble Energy, Inc.	Director
Enrique R. Arzac, Ph.D. Director, Epoch Holding Corporation	Columbia University Graduate School of Business	Professor of Finance and Economics
	The Adams Express Company, Petroleum & Resources Corporation, Credit Suisse Asset Management Funds, Mirae Asset Discovery Funds,	Director
	Aberdeen closed-end funds	Director
John Cecil Director, Epoch Holding Corporation	Graham-Windham Agency	Senior Vice Chairman
	The Graham School	Director
	Bendheim Center for Finance	Advisory Council Member

(9)	Federated Investment Management Company (“Federated”) acts as subadviser to the Federated NVIT High Income Bond Fund and NVIT Money Market Fund, and is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. The subadviser serves as investment adviser to a number of investment companies and private accounts. Except as noted below, the Directors and Officers of Federated have not been engaged in any other business or profession of a substantial nature during the past two fiscal years:

Name and Position with Federated	Other Company	Position with Other Company
Mark D. Olson Trustee	Mark D. Olson & Company, L.L.C. Morris James LLP	Principal Partner

(10)	Invesco Advisers, Inc. (“Invesco”) acts as subadviser to the NVIT Multi-Manager International Growth Fund, Invesco NVIT Comstock Value Fund (formerly, Van Kampen NVIT Comstock Value Fund) and NVIT International Equity Fund. The directors and officers of Invesco have not been engaged in any other business or profession, other than for a parent company or an affiliate of Invesco, of a substantial nature during the past two fiscal years.

(11)	J.P. Morgan Investment Management, Inc. (“JPMIM”), a registered investment adviser, and a wholly owned subsidiary of J. P. Morgan & Co. Incorporated, acts as subadviser to the NVIT Multi-Manager Small Cap Value Fund and NVIT Multi-Manager International Value Fund. The directors and executive officers of JPMIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of JPMIM or its affiliates.

(12)	Logan Circle Partners, L.P. (“Logan Circle”) acts as subadviser to the NVIT Multi Sector Bond Fund. The directors and officers of Logan Circle have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(13)	Massachusetts Financial Services Company (“MFS”) acts as subadviser to the NVIT Multi-Manager Large Cap Growth Fund and NVIT Multi-Manager Large Cap Value Fund. The directors and officers of MFS have not been engaged in any other business or profession of a substantial nature during the past two fiscal years except as a director or officer of a parent company and/or affiliated entities of MFS.

(14)	Morgan Stanley Investment Management, Inc. (“MSIM”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. Except as stated below, the directors and officers of MSIM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of MSIM or its affiliates:

Name and Position with Investment Adviser	Other Company	Position With Other Company
Gregory J. Fleming, Managing Director and President	MSAM Holdings II	President, MSAM Holdings II, Inc.

Edmond Moriarty, Managing Director and Director	Morgan Stanley Services Company, Morgan Stanley Distribution Inc. and MSAM Holdings II	Managing Director and Director, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Director, MSAM Holdings II, Inc.; President of other entities affiliated with MSIM.

Christopher O’Dell, Managing Director and Secretary	Morgan Stanley Services Company, Morgan Stanley Distribution Inc. and MSAM Holdings II	Managing Director and Secretary, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Secretary, MSAM Holdings II, Inc. and other entities affiliated MSIM.

Mary Ann Picciotto, Managing Director and Chief Compliance Officer	Morgan Stanley Funds	Chief Compliance Officer of the Morgan Stanley Funds.

Jeffrey Gelfand, Managing Director, Chief Financial Officer and Treasurer	Morgan Stanley Services Company, Morgan Stanley Distribution Inc. and MSAM Holdings II	Managing Director, Chief Financial Officer and Treasurer, Morgan Stanley Services Company, Inc. and Morgan Stanley Distribution, Inc.; Chief Financial Officer and Treasurer, MSAM Holdings II, Inc.; Treasurer of other entities affiliated with MSIM.

James Janover, Managing Director and Director	Morgan Stanley Investment Advisors Inc. and MSAM Holdings II	Managing Director and Director, Morgan Stanley Investment Advisors Inc.; Director, Morgan Stanley MSAM Holdings II, Inc.

Kevin Klingert, Managing Director and Director	Morgan Stanley Services Company Inc., Morgan Stanley Distribution Inc. and MSAM Holdings II, Inc.	Managing Director and Director of Morgan Stanley Services Company Inc. and Morgan Stanley Distribution Inc.; Vice President and Director of MSAM Holdings II, Inc.

Karen Cassidy, Managing Director and Treasurer		Treasurer of other entities affiliated with MSIM.

(15)	Morley Capital Management, Inc. (“MCM”) acts as subadviser to the NVIT Enhanced Income Fund. The Directors and Officers of MCM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(16)	Nationwide Asset Management, LLC (“NWAM”) acts as subadviser to the NVIT Core Bond Fund, NVIT Short Term Bond Fund and NVIT Government Bond Fund. The directors and officers of NWAM have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(17)	Neuberger Berman Fixed Income LLC acts as subadviser to the NVIT Core Plus Bond Fund. To the knowledge of the Registrant, the directors and officers of Neuberger Berman Fixed Income LLC have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than with respect to the business of the parent company and/or affiliates of Neuberger Berman Fixed Income LLC.

(18)	Neuberger Berman Management LLC (“Neuberger Berman”) acts as subadviser to the NVIT Multi-Manager Small Company Fund, NVIT Multi-Manager Mid Cap Growth Fund, Neuberger Berman NVIT Multi Cap Opportunities Fund, Neuberger Berman NVIT Socially Responsible Fund and investment adviser or subadviser to a number of other registered investment companies. Except as listed below, the directors and officers of Neuberger Berman have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Position With Investment Adviser	Other Company	Position With Other Company
Joseph V. Amato, Managing Director and Chief Investment Officer-Equities	Neuberger Berman Holdings LLC;	CEO
	Neuberger Berman LLC;	President, CEO and Chief Investment Officer
	Neuberger Berman Fixed Income	Director and Managing Director

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Trustee

Robert J. Conti, President and Chief Executive Officer

Neuberger Berman LLC

Neuberger Berman Equity Funds

Neuberger Berman Income Funds

Neuberger Berman Advisers Management Trust

Neuberger Berman Intermediate Municipal Fund

Neuberger Berman New York Intermediate Municipal Fund

Neuberger Berman California Intermediate Municipal Fund

Neuberger Berman High Yield Strategies Fund

Neuberger Berman Real Estate Securities Income Fund

Neuberger Berman Alternative Funds

Managing Director President, Chief Executive Officer and Trustee

Bradley C. Tank, Managing Director and Chief Investment Officer – Fixed Income	Neuberger Berman LLC Neuberger Berman Fixed Income LLC	Managing Director Chief Executive Officer, Chairman of the Board, Chief Investment Officer and Managing Director

John Dorogoff-Treasurer & Chief Financial Officer	Neuberger Berman LLC	Managing Director, Chief Financial Officer, Treasurer

Maxine L. Gerson- Managing Director and General Counsel	Neuberger Berman LLC	Managing Director, Deputy General Counsel and Assistant Secretary

Brad Cetron –Managing Director & Chief Compliance Officer (B/D)	Neuberger Berman LLC	Managing Director, Chief Compliance Officer

Chamaine Williams – Senior Vice President & Chief Compliance Officer (I/A)	Neuberger Berman LLC	Senior Vice President

Jason Ainsworth –Managing Director, Branch Officer Manager (TX)	Neuberger Berman LLC	Managing Director

(19)	OppenheimerFunds, Inc. (“Oppenheimer”) acts as subadviser to the NVIT Multi-Manager Small Cap Growth Fund and Oppenheimer NVIT Multi-Manager Small Company Growth Fund. Except as stated below, the directors and officers of Oppenheimer have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years

M. Timothy Corbett, Director	Executive Vice President and Chief Investment Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Roger W. Crandall, Director	President, Director and Chief Executive Officer of Massachusetts Mutual Life Insurance Company; Chairman of the Board & Class A Director of Oppenheimer Acquisition Corp.

Arthur Gabinet, General Counsel	Executive Vice President, Secretary and General Counsel of OFI Global Asset Management, Inc.; Executive Vice President and General Counsel OFI SteelPath, Inc.; Executive Vice President and General Counsel of OppenheimerFunds, Inc.; General Counsel of OppenheimerFunds Distributor, Inc.; Executive Vice President and General Counsel of HarbourView Asset Management Corporation; Assistant Secretary and Director of OppenheimerFunds International Ltd.; Director and General Counsel of Oppenheimer Real Asset Management, Inc.; Executive Vice President and General Counsel of Shareholder Services, Inc.; Executive Vice President and General Counsel of OFI Private Investments Inc. ; Vice President of OppenheimerFunds Legacy Program; Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc.

William F. Glavin, Jr., Director	Director, Chief Executive Officer and President of OFI Global Asset Management, Inc.; Chairman, Chief Executive Officer, President and Director of OppenheimerFunds, Inc.; Management Director, President and Chief Executive Officer of Oppenheimer Acquisition Corp.; Director of Oppenheimer Real Asset Management, Inc.

Krishna Memani, President	Senior Vice President of OFI Institutional Asset Management, Inc.; Senior Vice President OppenheimerFunds, Inc.

David Pfeffer, Chief Financial Officer & Director	Management Director and Treasurer of Oppenheimer Acquisition Corp.; Director and Chief Financial Officer of: OFI Global Asset Management, Inc., OFI Steelpath, Inc., OppenheimerFunds Distributor, Inc., OFI Private Investments Inc., Oppenheimer Real Asset Management, Inc., OFI Institutional Asset Management, Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation; Senior Vice President of OFI Trust Company; Director, President and Chief Financial Officer of HarbourView Asset Management Corporation; Director of Tremont Group Holdings, Inc.

Michael Rollings, Director	Executive Vice President and Chief Financial Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Mark S. Vandehey, Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc.; Chief Compliance Officer of OFI SteelPath, Inc. ; Senior Vice President of OppenheimerFunds, Inc.; Chief Compliance Officer of OppenheimerFunds,Inc., OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management , Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.

Elizabeth Ward, Director	Senior Vice President and Chief Enterprise Risk Officer of Massachusetts Mutual Life Insurance Company; Class A Director of Oppenheimer Acquisition Corp.

(20)	Pyramis Global Advisors, LLC (“Pyramis”) acts as subadviser to a portion of the NVIT Multi-Manager Large Cap Growth Fund. The directors and officers of Pyramis have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

Name	Position and Name of Other Company
Mike Jones	President, Columbia Management

Maureen Fitzgerald	Head of the Institutional Client Group of North America, State Street Global Advisors

Linda Wondrack	Senior Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC

(21)	Putnam Investment Management, LLC (“Putnam”) acts as subadviser to the NVIT Multi-Manager Small Company Fund. The directors and officers of Putnam have not been engaged in any other business or profession of a substantial nature during the past two fiscal years other than in their capacities as a director or officer of affiliated entities.

(22)	Templeton Investment Counsel, LLC (“Templeton”) acts as subadviser to the Templeton NVIT International Value Fund. To the knowledge of the Registrant, the directors and officers of Templeton have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(23)	The Boston Company Asset Management LLC (“the Boston Company”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund, NVIT Developing Markets Fund, NVIT Emerging Markets Fund and NVIT Large Cap Growth Fund. The directors and officers of the Boston Company have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(24)	Thompson, Siegel & Walmsley LLC (“TS&W”) acts as subadviser to the NVIT Multi-Manager Mid Cap Value Fund. To the knowledge of the Registrant, the directors and officers of TS&W have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(25)	Wellington Management Company, LLP (“Wellington Management”) acts as subadviser to the NVIT Multi-Manager Large Cap Value Fund and NVIT Multi-Manager Small Cap Growth Fund. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

(26)	Wells Capital Management, Inc. (“Wells Capital”) acts as subadviser to the NVIT Multi-Manger Mid Cap Growth Fund. To the knowledge of the Registrant, the directors and officers of Wells Capital have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(27)	Winslow Capital Management Inc. (“Winslow”) acts as subadviser to the NVIT Multi-Manager Large Growth Fund. The directors and officers of Winslow have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(28)	LWI Financial Inc. (“Loring Ward”) acts as subadviser to the Loring Ward NVIT Capital Appreciation Fund and Loring Ward NVIT Moderate Fund. Certain directors and officers of Loring Ward are directors and/or officers of the parent holding company or affiliate companies of Loring Ward, but have not otherwise been engaged in any business or profession of a substantial nature during the past two fiscal years

(29)	Highmark Capital Management, Inc. (“HighMark”) acts as subadviser to the NVIT Nationwide Fund and NVIT Enhanced Income Fund. The directors and officers of HighMark have not been engaged in any other business or profession of a substantial nature during the past two fiscal years.

(30)	Brookfield Investment Management Inc. (“Brookfield”) acts as subadviser to the NVIT Real Estate Fund. Brookfield has a policy prohibiting employees from maintaining outside affiliations unless they receive consent from the CEO. As of December 31, 2012, Brookfield’s officers and directors did not have a substantial affiliation with an outside firm. Brookfield’s CEO and portfolio managers may be officers or directors for affiliates, such as Brookfield’s registered funds.

ITEM 32.	PRINCIPAL UNDERWRITERS

(a)	Nationwide Fund Distributors LLC (“NFD”), the principal underwriter of the Trust, also acts as principal underwriter for Nationwide Mutual Funds.

(b)	Herewith is the information required by the following table with respect to each director, officer or partner of NFD. The address for the persons listed below, except where otherwise noted, is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

Name:	Position with NFD:	Position with Registrant:
Michael S. Spangler	Chairman and Director	President and Chief Executive Officer

Stephen T. Grugeon	Director	Executive Vice President

Name:	Position with NFD:	Position with Registrant:
Doff Meyer	Senior Vice President and Chief Marketing Officer	Chief Marketing and Vice President

Holly Butson	Chief Compliance Officer	N/A

Eric E. Miller	Senior Vice President, General Counsel, and Assistant Secretary	Secretary

Lee T. Cummings	Senior Vice President	Assistant Secretary

Lorraine A. McCamley	Senior Vice President	N/A

J. Morgan Elliott and Daniel J. Murphy, Jr*	Associate Vice President and Assistant Secretary	N/A

Craig Stokarski	Financial Operations Principal, Treasurer	N/A

Robert W. Horner, III*	Vice President and Secretary	N/A

*	The address for J. Morgan Elliott, Daniel J. Murphy, Jr. and Robert W. Horner, III is One Nationwide Plaza, Columbus, Ohio 43215.

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

J.P. Morgan Investor Services Co.

1 Beacon Street

Boston, MA 02108-3002

Nationwide Variable Insurance Trust

1000 Continental Drive, Suite 400

King of Prussia, PA 19406

ITEM 34.	MANAGEMENT SERVICES

Not applicable.

ITEM 35.	UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Nationwide Variable Insurance Trust (a Delaware Statutory Trust) certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment Nos. 159, 160 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Upper Merion, and Commonwealth of Pennsylvania, on this 26th day of April, 2013.

NATIONWIDE VARIABLE INSURANCE TRUST

BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In-Fact for Registrant

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT NOS. 159, 160 TO THE REGISTRATION STATEMENT OF NATIONWIDE VARIABLE INSURANCE TRUST HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 26TH DAY OF APRIL, 2013.

Signature & Title
Principal Executive Officer

/s/ Michael S. Spangler*
Michael S. Spangler, President and
Chief Executive Officer

Principal Accounting and Financial Officer

/s/ Joseph Finelli*
Joseph Finelli, Treasurer and Chief Financial Officer

/s/ Charles E. Allen*
Charles E. Allen, Trustee

/s/ Paula H.J. Cholmondeley*
Paula H.J. Cholmondeley, Trustee

/s/ Phyllis Kay Dryden*
Phyllis Kay Dryden, Trustee

/s/ Barbara L. Hennigar*
Barbara L. Hennigar, Trustee

/s/ Barbara I. Jacobs*
Barbara I. Jacobs, Trustee

/s/ Keith F. Karlawish*
Keith F. Karlawish, Trustee

/s/ Carol A. Kosel*
Carol A. Kosel, Trustee

/s/ Douglas F. Kridler*
Douglas F. Kridler, Trustee

/s/ David C. Wetmore*
David C. Wetmore, Trustee and Chairman

*BY:	/s/ Allan J. Oster
Allan J. Oster, Attorney-In Fact

EXHIBIT LIST

Description	Exhibit No.

Amending Resolutions dated December 11, 2012, to the Amended Declaration	EX-28.a.3

Form of Exhibit A to the Subadvisory Agreement among the Trust, NFA, and BlackRock Investment Management, LLC	EX-28.d.2.e.i

Legal Opinion	EX-28.i.1